N-CSRS 1 dncsrs.htm WESTERN ASSET FUNDS, INC

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06110

Western Asset Funds, Inc.

Name of Registrant:

55 Water Street, New York, NY 10041

Address of Principal Executive Offices:

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Baltimore, MD 21202

Name and address of agent for service:

Registrant’s telephone number, including area code: 1-888-425-6432

Date of fiscal year end: December 31,

Date of reporting period: December 31, 2009

Item 1.	Report to Shareholders

The Annual Report to Stockholders is filed herewith.

Annual Report to Shareholders

December 31, 2009

Western Asset Funds, Inc.

Western Asset Core Bond Portfolio

Western Asset Core Plus Bond Portfolio

For more information, visit us on the web

at www.westernassetfunds.com.

Annual Report to Shareholders

Investment Commentary (Unaudited)

Western Asset Funds, Inc.

Financial Market Overview

While 2008 was characterized by upheaval in the financial markets, periods of extreme volatility, illiquidity and heightened risk aversion, 2009 was largely a return to more normal conditions and increased investor risk appetite.

Looking back at the tail end of 2008, investors fled fixed-income securities that were seen as being risky and flocked to the relative safety of short-term Treasuries, driving the latter’s prices higher and their yields to historically low levels. In contrast, non-Treasury spreads widened to historically wide levels in some cases, as the market priced in worst-case scenarios. This caused nearly every spread sector to lag equal-durationi Treasuries during the year. While this trend continued in early 2009, some encouraging economic data and a thawing of the once frozen credit markets helped bolster investor confidence.

In a stunning turnaround, by the end of the first quarter of 2009, risk aversion had been replaced by robust demand for riskier, and higher-yielding, fixed-income securities. Despite some temporary setbacks, riskier assets continued to perform well during the remainder of the year. Looking at 2009 as a whole, every spread sector outperformed equal-duration Treasuries.

While economic news often surprised on the upside during 2009, incoming economic data did not suggest a dramatic rebound in growth in 2010. As such, the Federal Reserve Board (“Fed”)ii continued its accommodative monetary policy during 2009. The Fed met eight times in 2009 and, on each occasion, kept the federal funds rateiii in a range of 0 to 1/4 percent. This trend continued at the Fed’s meeting in January 2010. At that time, the Fed said that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Economic Review

While the U.S. economy was weak during the first half of the twelve-month reporting period ended December 31, 2009, the lengthiest recession since the Great Depression finally appeared to have ended during the second half of the year.

Looking back, the U.S. Department of Commerce reported that first quarter 2009 U.S. gross domestic product (“GDP”)iv contracted 6.4%. The economic environment then started to get relatively better during the second quarter, as GDP fell 0.7%. The economy’s more modest contraction was due, in part, to smaller declines in both exports and business spending. After contracting four consecutive quarters, the Commerce Department reported that third quarter 2009 GDP growth was 2.2%. A variety of factors helped the economy to expand, including the government’s $787 billion stimulus program, its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales, and tax credits for first-time home buyers. Economic growth then accelerated during the fourth quarter of 2009, as the advance estimate for GDP growth was 5.7%. The Commerce Department cited a slower drawdown in business inventories and consumer spending as contributing factors spurring the economy’s higher growth rate.

Even before GDP advanced in the third quarter, there were signs that the economy was starting to regain its footing. The manufacturing sector, as measured by the Institute for Supply Management’s PMIv, rose to 52.9 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). PMI data subsequently showed that manufacturing expanded from September through December as well. In addition, December’s PMI reading of 55.9 was the highest since April 2006.

There were some mixed signals from the housing market toward the end of the reporting period. According to its most recent data, the S&P/Case-Shiller Home Price Indexvi indicated that month-over-month home prices rose for the sixth straight month in November. However, according to the National Association of Realtors, while existing home sales rose 7.4% in November, sales fell by nearly 17% in December.

One area that remained weak—and could hamper the magnitude of economic recovery—was the labor market. While monthly job losses have moderated compared to earlier in the year, the unemployment rate remained elevated during the reporting period. After reaching a twenty-six-year high of 10.1% in October 2009, the unemployment rate fell to 10.0% in November and remained unchanged the following month. Since December 2007, the unemployment rate has more than doubled and the number of unemployed workers has risen by more than eight million.

Annual Report to Shareholders

Market Review

Both short- and long-term Treasury yields fluctuated during the reporting period. When the period began, Treasury yields were extremely low, given numerous “flights to quality” that were triggered by the fallout from the financial crisis in 2008. After starting the period at 0.76% and 2.25%, respectively, two- and ten-year Treasury yields then generally moved higher (and their prices lower) until early June. Two- and ten-year yields peaked at 1.42% and 3.98%, respectively, before falling and ending the reporting period at 1.14% and 3.85%, respectively. Over the twelve months ended December 31, 2009, longer-term yields moved higher than their shorter-term counterparts as economic data improved and there were concerns regarding future inflation given the government’s massive stimulus program. In a reversal from 2008, investor risk aversion faded during the twelve-month reporting period, driving spread sector (non-Treasury) prices higher. For the twelve months ended December 31, 2009, the Barclays Capital U.S. Aggregate Indexvii returned 5.93%.

During the reporting period, there was a shift in terms of expectations for inflation. Fears of inflation had increased in mid-2008 (before the reporting period began). This was, in part, due to sharply rising oil prices, which peaked at $145 a barrel in July 2008. Fears of inflation were then replaced with fears of deflation, as global economic conditions weakened and the financial crisis took hold in the fall of 2008. By the end of 2008, oil prices had fallen to $45 a barrel as demand waned and oil reserves moved higher. While inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”)viii, was 2.7% during the twelve-month period ended December 31, 2009, there were fears of higher inflation in the future. This was due to central banks’ accommodative monetary policies, signs that the global economy was recovering and rising oil prices, which hit $79 a barrel in December 2009. Inflation expectations led to increased demand for U.S. Treasury Inflation-Protected Securities (“TIPS”)ix, and the Barclays Capital Global Real Index: U.S. TIPSx gained 11.41% during the twelve months ended December 31, 2009.

The investment grade bond market generated solid results during the reporting period. Spreads on these securities had moved to extremely wide levels in late 2008, as the weakening economy and credit crunch triggered fears of escalating default rates. Investment grade bond spreads then significantly narrowed in 2009, as the economic environment improved and corporate profits were often better than expected. All told, the investment grade bond asset class, as measured by the Barclays Capital U.S. Credit Indexxi, returned 16.04% during the twelve-month period ended December 31, 2009.

In the mortgage-backed securities market, both agency and non-agency issues did well during the year. Agencies were supported by the government’s purchase programs of these securities as they sought to keep long-term interest rates low in an attempt to revive the housing market. The non-agency sector improved, particularly later in the year, as housing data stabilized and there was positive sentiment surrounding the launch of the Public-Private Investment Program (“PPIP”).

The high-yield bond market produced very strong results during the twelve months ended December 31, 2009. In sharp contrast to its poor results in 2008, the asset class posted positive returns during eleven of the twelve months of the reporting period. This strong rally was due to a variety of factors, including the unfreezing of the credit markets, improving economic data and strong investor demand. All told, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Indexxii returned 58.76% for the twelve months ended December 31, 2009.

Emerging market debt prices rallied sharply—posting positive returns during every month but February of 2009. This rally was triggered by rising commodity prices, optimism that the worst of the global recession was over and increased investor risk appetite. Over the twelve months ended December 31, 2009, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)xiii returned 28.18%.

Market Outlook

Some economists have floated the notion of a double-dip economic recession because of the expiration of various fiscal and monetary stimulus programs. However, we believe this economic phenomenon seems unlikely. As long as the Fed maintains the current low rate environment, which we believe it will, access to credit should remain sufficient. Given the elevated levels of unemployment, the recent dip in jobless claims is a positive sign that the labor market is stabilizing. The financial market is focused on consumer spending, but we believe more sustained gains in capital expenditures and exports will be key to the U.S. recovery.

We believe that the Fed is likely to keep the federal funds rate anchored at 0 to 1/4 percent in the near future. A large concern the Fed now faces is excess bank reserves. Government support from the Troubled Asset Relief Program (“TARP”) and the Fed’s various special liquidity programs helped banks restore their balance sheets, but banks then held on to reserves in excess of their capital requirements. As the recovery accelerates, banks may quickly reduce these excess reserves by extending credit. We believe increased lending should stimulate economic activity but, in doing so, might also contribute to inflationary

Annual Report to Shareholders

Investment Commentary—(Unaudited) Continued

pressures. Therefore, as the Fed manages the level of bank reserves, in our opinion, it must be careful not to inhibit economic growth and increase inflation. As long as the economic recovery is still in its infancy, we believe the Fed should continue its current policies.

Although the labor market is stabilizing, the declining trend in jobless claims reflects a drop-off in layoffs rather than an increase in hires. For unemployment to truly decline, we will need to see specific types of job growth. We believe the source of new job growth will probably have to come from the service sector, as the housing market remains weak and is unlikely to contribute significant new jobs any time soon. The recent increase in industrial production and capacity utilization indicates that factory-related jobs could increase in the coming year.

Despite an uptick in consumer spending in November, most likely due to the holidays, we think consumers will likely continue to demonstrate a more conservative mindset with increased savings and less consumption. Businesses, especially those that are export-oriented, should benefit from a lower U.S. dollar and increased future spending. Corporate profits in the fourth quarter of 2009 showed improvement, leading to a better outlook for the business sector compared to a year ago. Therefore, we think that businesses, rather than consumers, are likely to be the primary contributors to future economic growth. Considering current Fed policies, the likelihood of moderate inflation in the months ahead, a stabilizing labor market and an improved business climate, we find fears of a double-dip recession to be exaggerated.

Western Asset Management Company

January 29, 2010

Annual Report to Shareholders

The views expressed in this commentary reflect those solely of Western Asset Management Company (“Western Asset”) as of the date of the commentary and may differ from those of Legg Mason, Inc. or its affiliates. Any such views are subject to change at any time based on market or other conditions, and Western Asset and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. Forecasts are inherently limited and should not be relied upon as an indication of actual or future performance. Because investment decisions for the Funds are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of the Funds or any Legg Mason fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by Western Asset or Legg Mason Investor Services, LLC as to its accuracy or completeness.

All investments are subject to risk including the loss of principal. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
[v]

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

vi

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

vii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii

The Consumer Price Index for All Urban Consumers (“CPI-U”) is a measure of the average change in prices over time of goods and services purchased by households, which covers approximately 87% of the total population and includes, in addition to wage earners and clerical worker households, groups such as professional, managerial and technical workers, the self-employed, short-term workers, the unemployed and retirees and others not in the labor force.

ix

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

[x]	The Barclays Capital Global Real Index: U.S. TIPS represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities.
xi	The Barclays Capital U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).
xii

The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

xiii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

v

Annual Report to Shareholders

Management’s Discussion of Fund Performance

Western Asset Core Bond Portfolio

Performance Review

For the twelve months ended December 31, 2009, Institutional Class shares of Western Asset Core Bond Portfolio returned 23.68%. The Fund’s unmanaged benchmark, the Barclays Capital U.S. Aggregate Indexi, returned 5.93% for the same period. The Lipper Intermediate Investment Grade Debt Funds Category Average1 returned 12.89% over the same time frame.

PERFORMANCE SNAPSHOT as of December 31, 2009 (unaudited)

	6 MONTHS	12 MONTHS
Western Asset Core Bond Portfolio:
Institutional Class	13.96%	23.68%
Financial Intermediary Class	13.82%	23.37%
Institutional Select Class	14.01%	23.72%
Barclays Capital U.S. Aggregate Index	3.95%	5.93%
Lipper Intermediate Investment Grade Debt Funds Category Average[1]	7.11%	12.89%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2009 for Institutional, Financial Intermediary and Institutional Select Class shares were 4.13%, 3.93% and 4.21%, respectively. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yields for Institutional, Financial Intermediary and Institutional Select Class shares would have been 4.13%, 3.91% and 4.21%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

TOTAL ANNUAL OPERATING EXPENSES (unaudited)

As of the Fund’s most current prospectus dated July 1, 2009, the gross total operating expense ratios for Institutional, Financial Intermediary and Institutional Select Class shares were 0.49%, 0.83% and 0.48%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of contractual expense limitations, the ratio of expenses, other than interest, brokerage, taxes, deferred organizational expenses and extraordinary expenses, to average net assets will not exceed 0.75% for Financial Intermediary Class shares and 0.50% for Institutional Select Class shares until April 30, 2010.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 561 funds for the six-month period and among the 549 funds for the twelve-month period in the Fund’s Lipper category.

Annual Report to Shareholders

Management’s Discussion of Fund Performance—Continued

Western Asset Core Bond Portfolio—Continued

In sharp contrast to 2008 when U.S. Treasuries outperformed the spread sectors (non-Treasuries), the spread sectors generated superior returns in 2009. In this environment, the Fund significantly outperformed its benchmark during the reporting period.

The largest contributor to relative results for the period was our overweight exposure to investment grade bonds. In particular, our Financials holdings performed well as their spreads tightened from their elevated levels in 2008 and early 2009. An exposure to several “fallen angels” (investment grade corporate bonds that were subsequently downgraded to non-investment grade status) also enhanced our returns. Our overweight to non-agency mortgage-backed securities (“MBS”) was another meaningful contributor to performance. The asset class generated strong results as housing data improved and there was positive sentiment surrounding the launch of the Public-Private Investment Program (“PPIP”). Elsewhere, our diversification into U.S. Treasury Inflation-Protected Securities (“TIPS”)ii and our asset-backed security issue selection benefited performance, albeit to a lesser extent. The only meaningful detractor during the year was the portfolio’s underweight to commercial MBS, as the sector performed well during the twelve-month period.

We made several adjustments to the portfolio during the twelve-month reporting period. We increased the portfolio’s exposure to Treasuries, investment grade bonds and government agency bonds. In contrast, we moved from an overweight to an underweight position versus the benchmark in agency MBS, finding them less attractive as their spreads had narrowed given the government’s direct purchase of these securities. With the government set to phase out its purchasing program, we determined that more attractive opportunities could be found in other areas of the market.

During the reporting period, we utilized Eurodollar futures/options and Treasury futures/options to manage the portfolio’s durationiii and yield curveiv exposure. Interest rate swaps/swaptions were used to manage our interest rate exposure throughout the yield curve. We also utilized index credit default swaps/swaptions to manage the portfolio’s exposure to the investment grade, residential MBS and commercial MBS markets. Finally, credit default swaps were used to manage the portfolio’s exposure to specific corporate names. Overall, the use of these derivative instruments was positive for performance.

Western Asset Management Company

January 19, 2010

Annual Report to Shareholders

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2009 were: Corporate Bonds and Notes (25.9%), U.S. Government Agency Mortgage-Backed Securities (25.3%), U.S. Government and Agency Obligations (21.8%), Mortgage-Backed Securities (18.6%) and Yankee Bonds (6.3%). The Fund’s portfolio composition is subject to change at any time.

RISKS: All investments are subject to risk including the loss of principal. Bonds are subject to a variety of risks, including interest rate, credit and inflation risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Mortgage-backed securities involve more risk, including prepayment and extension risks, than other investments in fixed-income securities. The Fund may use derivatives, such as options, futures and swaps, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ii

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

iii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Annual Report to Shareholders

Expense Example (Unaudited)

Western Asset Core Bond Portfolio

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees on Financial Intermediary Class shares, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The first line for each class in the table below provides information about actual account values and actual expenses for each Class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account if your shares were held for the entire period. The example are based on an investment of $1,000 invested on July 1, 2009 and held through December 31, 2009. The ending values assume dividends were reinvested at the time they were paid.

Hypothetical Examples for Comparison Purposes

The second line for each class in the table below provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples for the relevant classes that appear in the shareholder reports of other funds. Because the example is intended to be comparable to the examples provided by other funds, it is based on a hypothetical investment of $1,000 invested on July 1, 2009 and held through December 31, 2009 for each class. The ending values assume dividends were reinvested at the time they were paid.

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses PaidA During the Period 7/1/09 to 12/31/09
Institutional Class:
Actual	$1,000.00	$1,139.60	$2.64
Hypothetical (5% return before expenses)	1,000.00	1,022.74	2.50
Institutional Select Class:
Actual	$1,000.00	$1,140.10	$2.32
Hypothetical (5% return before expenses)	1,000.00	1,023.04	2.19
Financial Intermediary Class:
Actual	$1,000.00	$1,138.20	$4.04
Hypothetical (5% return before expenses)	1,000.00	1,021.42	3.82

A

These calculations are based on expenses incurred from July 1, 2009 to December 31, 2009. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratios of 0.49%, 0.43% and 0.75% for the Institutional Class, Institutional Select Class and Financial Intermediary Class, respectively, multiplied by the average values over the period, multiplied by the number of days in the most recent fiscal period then divided by 365.

Annual Report to Shareholders

Performance Information (Unaudited)

Western Asset Core Bond Portfolio

The graphs compare the Fund’s total returns to that of an appropriate broad-based securities market index. The graphs illustrate the cumulative total return of an initial $1,000,000 investment in the Institutional Class, Institutional Select Class and Financial Intermediary Class of the Fund, for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or other investment management or administrative expenses.

Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Returns (and the graphs and tables found below) do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Bonds are subject to a variety of risks, including interest rate, credit and inflation risk. Non-U.S. investments are subject to currency fluctuations, social, economical and political risk.

Growth of a $1,000,000 Investment—Institutional Class

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Performance would have been lower if fees had not been waived in various periods.

Annual Report to Shareholders

Performance Information (Unaudited)—Continued

Growth of a $1,000,000 Investment—Institutional Select Class

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Performance would have been lower if fees had not been waived in various periods.

Annual Report to Shareholders

Growth of a $1,000,000 Investment—Financial Intermediary Class

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Performance would have been lower if fees had not been waived in various periods.

Annual Report to Shareholders

Performance Information (Unaudited)—Continued

Portfolio Composition (as of December 31, 2009)A

Standard & Poor’s Debt RatingsB

(as a percentage of the portfolio)

Maturity Schedule

(as a percentage of the portfolio)

A

The pie charts above represent the composition of the Fund’s portfolio as of December 31, 2009 and do not include derivatives such as Futures Contracts, Options Written, and Swaps. The Fund is actively managed. As a result, the composition of the portfolio holdings and sectors are subject to change at any time.

B	Source: Standard & Poor’s. These ratings are the opinions of S&P and not absolute measures of quality or guarantees of performance.
C	Preferred stocks do not have defined maturity dates.

Annual Report to Shareholders

Spread Duration

Western Asset Core Bond Portfolio

December 31, 2009 (Unaudited)

Economic Exposure

Spread duration is defined as the change in value for a 100 basis point change in the spread relative to Treasuries. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. This chart highlights the market sector exposure of the Fund’s portfolio and the exposure relative to the selected benchmark as of the end of the reporting period.

ABS—Asset Backed Securities

BAI—Barclays Capital U.S. Aggregate Index

CMBS—Commercial Mortgage Backed Securities

HY—High Yield

IG Credit—Investment Grade Credit

MBS—Mortgage Backed Securities

Annual Report to Shareholders

Effective Duration

Western Asset Core Bond Portfolio

December 31, 2009 (Unaudited)

Interest Rate Exposure

Effective duration is defined as the change in value for a 100 basis point change in Treasury yields. This chart highlights the interest rate exposure of the Fund’s portfolio relative to the selected benchmark as of the end of the reporting period.

ABS—Asset Backed Securities

BAI—Barclays Capital U.S. Aggregate Index

CMBS—Commercial Mortgage Backed Securities

HY—High Yield

IG Credit—Investment Grade Credit

MBS—Mortgage Backed Securities

Annual Report to Shareholders

Portfolio of Investments

Western Asset Core Bond Portfolio

December 31, 2009

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Long-Term Securities	102.4%

Corporate Bonds and Notes	25.9%

Aerospace and Defense	0.2%
The Boeing Co.		4.875%	2/15/20	$5,210,000	$5,224,124
United Technologies Corp.		5.400%	5/1/35	1,460,000	1,421,900

					6,646,024

Airlines	1.7%
Continental Airlines Inc.		6.900%	1/2/18	2,356,249	2,279,671
Continental Airlines Inc.		6.820%	5/1/18	548,237	498,895
Continental Airlines Inc.		6.545%	2/2/19	3,458,037	3,388,876
Continental Airlines Inc.		5.983%	4/19/22	4,000,000	3,860,000
Continental Airlines Inc.		6.703%	12/15/22	3,022,557	2,810,978
Delta Air Lines Inc.		7.379%	5/18/10	247,478	246,859
Delta Air Lines Inc.		7.570%	11/18/10	7,136,000	7,234,120
Delta Air Lines Inc.		7.111%	9/18/11	15,600,000	15,736,500
Delta Air Lines Inc.		6.821%	8/10/22	10,152,332	9,695,477
Northwest Airlines Corp.		7.575%	9/1/20	4,933,801	4,440,421
Northwest Airlines Inc.		1.019%	5/20/14	2,288,335	1,922,202	A
Southwest Airlines Co.		5.125%	3/1/17	2,640,000	2,533,822
US Airways Pass-Through Trust		6.850%	1/30/18	9,677,173	7,935,282

					62,583,103

Automobiles	N.M.
DaimlerChrysler NA Holding Corp.		5.875%	3/15/11	700,000	731,902
Motors Liquidation Co.		9.450%	11/1/11	160,000	42,000	B
Motors Liquidation Co.		9.400%	7/15/21	43,000	11,234	B
Motors Liquidation Co.		8.100%	6/15/24	23,000	5,980	B
Motors Liquidation Co.		0.000%	3/15/36	567,000	76,545	B,C

					867,661

Beverages	0.2%
Anheuser-Busch InBev Worldwide Inc.		5.375%	1/15/20	6,620,000	6,754,115	D

Building Products	0.2%
Masco Corp.		7.125%	8/15/13	3,320,000	3,455,688
Masco Corp.		6.125%	10/3/16	4,120,000	3,926,117

					7,381,805

Capital Markets	1.1%
Goldman Sachs Capital II		5.793%	12/29/49	770,000	596,750	C
Lehman Brothers Holdings Capital Trust VII		5.857%	11/29/49	1,300,000	390	B,C

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Capital Markets—Continued
Lehman Brothers Holdings Inc.		6.200%	9/26/14	$4,370,000	$852,150	B
Lehman Brothers Holdings Inc.		6.500%	7/19/17	11,920,000	3,576	B
Lehman Brothers Holdings Inc.		6.750%	12/28/17	29,990,000	8,997	B
Merrill Lynch and Co. Inc.		6.110%	1/29/37	3,510,000	3,235,946
Morgan Stanley		4.750%	4/1/14	3,070,000	3,087,643
Morgan Stanley		0.734%	10/18/16	4,040,000	3,742,244	A
The Bear Stearns Cos. Inc.		6.400%	10/2/17	17,120,000	18,662,187
The Goldman Sachs Group Inc.		5.625%	1/15/17	9,935,000	10,147,212

					40,337,095

Commercial Banks	1.2%
Bank One Corp.		7.875%	8/1/10	4,500,000	4,691,655
Bank One Corp.		5.900%	11/15/11	2,000,000	2,134,584
HBOS Treasury Services PLC		5.250%	2/21/17	2,500,000	2,479,135	D
SunTrust Capital VIII		6.100%	12/15/36	14,970,000	10,426,844	C
Wachovia Capital Trust III		5.800%	3/15/49	6,130,000	4,689,450	C
Wachovia Corp.		5.750%	6/15/17	16,100,000	16,743,324
Wells Fargo Capital X		5.950%	12/15/36	1,890,000	1,644,300

					42,809,292

Commercial Services and Supplies	0.4%
Waste Management Inc.		6.375%	11/15/12	2,530,000	2,783,286
Waste Management Inc.		5.000%	3/15/14	3,440,000	3,627,022
Waste Management Inc.		7.125%	12/15/17	6,000,000	6,652,368

					13,062,676

Communications Equipment	0.2%
Motorola Inc.		8.000%	11/1/11	5,600,000	5,989,133

Consumer Finance	2.2%
American Express Co.		6.800%	9/1/66	4,460,000	3,991,700	C
American Express Credit Corp.		5.125%	8/25/14	15,020,000	15,827,070
American General Finance Corp.		6.900%	12/15/17	4,070,000	2,826,021
Capital One Financial Corp.		6.150%	9/1/16	3,170,000	3,184,312
Ford Motor Credit Co.		7.375%	2/1/11	6,435,000	6,566,184
Ford Motor Credit Co.		7.250%	10/25/11	5,910,000	5,968,462
GMAC LLC		7.750%	1/19/10	3,493,000	3,493,000	D
GMAC LLC		7.250%	3/2/11	519,000	513,810	D
GMAC LLC		7.500%	12/31/13	1,449,000	1,398,285	D
GMAC LLC		0.000%	6/15/15	220,000	120,725	E
SLM Corp.		5.375%	5/15/14	3,000,000	2,767,110
SLM Corp.		5.625%	8/1/33	42,895,000	32,341,071

					78,997,750

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Diversified Financial Services	4.3%
Air 2 US		8.027%	10/1/19	$7,708,190	$6,643,497	D
BAC Capital Trust XIV		5.630%	12/31/49	500,000	345,000	C
Boeing Capital Corp.		4.700%	10/27/19	2,620,000	2,556,051
Citigroup Inc.		6.375%	8/12/14	2,170,000	2,271,788
Citigroup Inc.		5.500%	10/15/14	1,740,000	1,761,804
Citigroup Inc.		6.010%	1/15/15	8,630,000	8,812,076
Citigroup Inc.		8.500%	5/22/19	2,420,000	2,794,502
Citigroup Inc.		6.125%	8/25/36	2,000,000	1,715,188
Citigroup Inc.		5.875%	5/29/37	17,000,000	14,980,145
Citigroup Inc.		6.875%	3/5/38	17,330,000	17,295,652
General Electric Capital Corp.		2.125%	12/21/12	21,370,000	21,389,810
General Electric Capital Corp.		6.875%	1/10/39	23,700,000	24,474,634
General Electric Capital Corp.		6.375%	11/15/67	22,960,000	19,917,800	C
HSBC Finance Corp.		8.000%	7/15/10	690,000	715,061
HSBC Finance Corp.		7.000%	5/15/12	700,000	761,153
HSBC Finance Corp.		6.375%	11/27/12	440,000	479,174
ILFC E-Capital Trust I		5.900%	12/21/65	10,600,000	5,512,000	C,D
ILFC E-Capital Trust II		6.250%	12/21/65	4,160,000	2,163,200	C,D
JP Morgan and Co. Inc.		1.714%	2/15/12	2,000,000	1,930,840	A
JPMorgan Chase and Co.		5.750%	1/2/13	3,770,000	4,020,660
JPMorgan Chase and Co.		6.125%	6/27/17	7,855,000	8,302,531
PHH Corp.		7.125%	3/1/13	3,410,000	3,154,250
Unilever Capital Corp.		7.125%	11/1/10	1,730,000	1,823,577

					153,820,393

Diversified Telecommunication Services	0.8%
AT&T Inc.		5.100%	9/15/14	4,960,000	5,335,274
AT&T Inc.		6.550%	2/15/39	11,120,000	11,716,722
BellSouth Corp.		4.750%	11/15/12	440,000	469,834
BellSouth Corp.		5.200%	9/15/14	4,270,000	4,573,140
CenturyTel Inc.		6.000%	4/1/17	4,120,000	4,230,568
Verizon Global Funding Corp.		7.250%	12/1/10	2,220,000	2,346,043
Verizon Global Funding Corp.		7.375%	9/1/12	5,000	5,636

					28,677,217

Electric Utilities	0.6%
Exelon Corp.		5.625%	6/15/35	345,000	311,978
FirstEnergy Corp.		6.450%	11/15/11	13,000	13,939
FirstEnergy Corp.		7.375%	11/15/31	10,610,000	11,500,200
Pacific Gas and Electric Co.		6.050%	3/1/34	940,000	981,392

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Electric Utilities—Continued
Pacific Gas and Electric Co.		5.800%	3/1/37	$7,330,000	$7,428,992
Progress Energy Inc.		7.100%	3/1/11	1,488,000	1,574,935
The Detroit Edison Co.		6.125%	10/1/10	920,000	955,989

					22,767,425

Food and Staples Retailing	1.5%
CVS Lease Pass-Through Trust		6.117%	1/10/13	3,059,746	3,266,676	D
CVS Lease Pass-Through Trust		6.036%	12/10/28	33,986,757	32,163,028
The Kroger Co.		6.400%	8/15/17	580,000	633,606
The Kroger Co.		6.150%	1/15/20	850,000	909,711
Wal-Mart Stores Inc.		5.800%	2/15/18	9,150,000	10,154,240
Wal-Mart Stores Inc.		6.200%	4/15/38	5,410,000	5,966,115

					53,093,376

Food Products	0.2%
Sara Lee Corp.		6.250%	9/15/11	5,500,000	5,867,923

Gas Utilities	0.2%
Southern Natural Gas Co.		8.000%	3/1/32	7,390,000	8,498,286

Health Care Providers and Services	1.5%
AmerisourceBergen Corp.		5.625%	9/15/12	3,520,000	3,747,930
AmerisourceBergen Corp.		5.875%	9/15/15	3,050,000	3,323,951
HCA Inc.		5.750%	3/15/14	35,430,000	33,304,200
Tenet Healthcare Corp.		7.375%	2/1/13	6,584,000	6,600,460
Tenet Healthcare Corp.		9.000%	5/1/15	1,250,000	1,350,000	D
Tenet Healthcare Corp.		10.000%	5/1/18	1,250,000	1,400,000	D
WellPoint Inc.		5.875%	6/15/17	900,000	927,227
WellPoint Inc.		7.000%	2/15/19	2,780,000	3,109,230

					53,762,998

Hotels, Restaurants and Leisure	0.1%
Marriott International Inc.		5.810%	11/10/15	4,400,000	4,285,455

Independent Power Producers and Energy Traders	0.1%
TXU Corp.		6.500%	11/15/24	1,090,000	511,990
TXU Corp.		6.550%	11/15/34	9,930,000	4,603,757

					5,115,747

Industrial Conglomerates	0.3%
Tyco International Ltd./Tyco International Finance SA		7.000%	12/15/19	2,590,000	2,926,115

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Industrial Conglomerates—Continued
Tyco International Ltd./Tyco International Finance SA		6.875%	1/15/21	$6,965,000	$7,814,354

					10,740,469

Insurance	2.6%
American International Group Inc.		5.850%	1/16/18	2,370,000	1,944,654
American International Group Inc.		6.250%	3/15/37	12,690,000	6,979,500
ASIF Global Financing XIX		4.900%	1/17/13	1,210,000	1,113,506	D
Marsh and McLennan Cos. Inc.		5.150%	9/15/10	3,070,000	3,147,229
MetLife Inc.		6.400%	12/15/36	46,870,000	41,011,250
Teachers Insurance & Annuity Association of America		6.850%	12/16/39	5,990,000	6,192,091	D
The Travelers Cos. Inc.		6.250%	3/15/37	37,460,000	34,125,685	C

					94,513,915

Leisure Equipment and Products	0.2%
Eastman Kodak Co.		7.250%	11/15/13	9,130,000	7,532,250

Media	1.1%
CBS Corp.		7.625%	1/15/16	2,750,000	2,955,848
Comcast Corp.		6.500%	1/15/15	1,200,000	1,344,425
Comcast Corp.		6.500%	1/15/17	1,500,000	1,660,596
Comcast Corp.		6.950%	8/15/37	3,130,000	3,411,365
News America Inc.		6.200%	12/15/34	105,000	105,527
News America Inc.		6.650%	11/15/37	700,000	739,415
Reed Elsevier Capital Inc.		8.625%	1/15/19	4,740,000	5,767,485
Time Warner Cable Inc.		6.200%	7/1/13	6,470,000	7,107,010
Time Warner Cable Inc.		8.750%	2/14/19	1,180,000	1,438,153
Time Warner Cable Inc.		8.250%	4/1/19	8,630,000	10,279,141
Time Warner Cable Inc.		6.750%	6/15/39	2,950,000	3,089,550
Viacom Inc.		6.250%	4/30/16	3,400,000	3,705,599

					41,604,114

Multi-Utilities	0.1%
Dominion Resources Inc.		4.750%	12/15/10	570,000	586,726
Dominion Resources Inc.		5.700%	9/17/12	2,050,000	2,215,250

					2,801,976

Multiline Retail	0.1%
Target Corp.		4.000%	6/15/13	4,445,000	4,632,112

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Oil, Gas and Consumable Fuels	3.3%
Anadarko Petroleum Corp.		5.950%	9/15/16	$14,503,000	$15,687,852
Conoco Inc.		6.950%	4/15/29	2,780,000	3,151,255
El Paso Natural Gas Co.		8.375%	6/15/32	3,610,000	4,287,160
Hess Corp.		8.125%	2/15/19	5,610,000	6,765,419
Hess Corp.		7.875%	10/1/29	3,840,000	4,605,519
Hess Corp.		7.300%	8/15/31	8,215,000	9,335,411
Kerr-McGee Corp.		6.875%	9/15/11	17,000,000	18,277,244
Kerr-McGee Corp.		6.950%	7/1/24	650,000	703,942
Kinder Morgan Energy Partners LP		7.125%	3/15/12	4,650,000	5,070,630
Kinder Morgan Energy Partners LP		5.000%	12/15/13	3,180,000	3,338,396
Kinder Morgan Energy Partners LP		6.000%	2/1/17	990,000	1,039,415
Kinder Morgan Energy Partners LP		6.950%	1/15/38	410,000	436,963
Pemex Project Funding Master Trust		6.625%	6/15/35	13,199,000	12,567,441
Sonat Inc.		7.625%	7/15/11	5,000,000	5,153,505
Tennessee Gas Pipeline Co.		8.375%	6/15/32	1,110,000	1,318,213
The Williams Cos. Inc.		8.125%	3/15/12	3,240,000	3,542,823
The Williams Cos. Inc.		7.500%	1/15/31	7,262,000	7,833,759
The Williams Cos. Inc.		8.750%	3/15/32	3,240,000	3,877,214
XTO Energy Inc.		7.500%	4/15/12	10,379,000	11,572,917
XTO Energy Inc.		6.750%	8/1/37	320,000	376,925

					118,942,003

Pharmaceuticals	0.4%
Roche Holdings Inc.		6.000%	3/1/19	4,330,000	4,758,025	D
Wyeth		5.950%	4/1/37	9,750,000	10,167,085

					14,925,110

Real Estate Investment Trusts (REITs)	0.1%
Health Care Property Investors Inc.		6.450%	6/25/12	3,550,000	3,654,892

Specialty Retail	0.4%
Autozone Inc.		6.950%	6/15/16	5,620,000	6,092,564
Home Depot Inc.		5.250%	12/16/13	2,740,000	2,933,326
Home Depot Inc.		5.400%	3/1/16	4,250,000	4,449,155

					13,475,045

Thrifts and Mortgage Finance	0.5%
Countrywide Financial Corp.		6.250%	5/15/16	18,400,000	18,715,854

Tobacco	0.1%
Reynolds American Inc.		7.250%	6/1/12	4,535,000	4,985,384

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Wireless Telecommunication Services	N.M.
Sprint Capital Corp.		8.750%	3/15/32	$45,000	$42,413

Total Corporate Bonds and Notes (Cost—$993,716,797)					937,883,011
Asset-Backed Securities	3.9%

Fixed Rate Securities	1.0%
Conseco Finance Securitizations Corp. 2000-5		7.960%	2/1/32	3,351,040	2,711,516
Drive Auto Receivables Trust 2006-2 A3		5.330%	4/15/14	15,390,379	15,441,613	D
E-Trade RV and Marine Trust A3-1		3.620%	10/8/18	100,827	101,515
Equity One ABS Inc. 2003-3		4.995%	12/25/33	4,068,582	3,375,853
Green Tree Financial Corp. 1996-5		8.100%	7/15/26	346,895	33,803
Hertz Vehicle Financing LLC 2009-2A A2		5.290%	3/25/16	6,560,000	6,545,188	D
Patrons’ Legacy 2003-IV		5.775%	12/23/63	5,800,000	5,140,100	D,F
Structured Asset Securities Corp. 2004-6XS A5B		5.550%	3/25/34	2,495,479	2,180,007

					35,529,595

Indexed SecuritiesA	2.9%
Amortizing Residential Collateral Trust 2005-BC5 M1		1.266%	7/25/32	2,202,524	1,421,020
Asset-Backed Funding Certificates 2002-SB1		0.661%	12/25/30	1,087,646	767,928
Bear Stearns Asset Backed Securities Trust 2007-HE6 1A1		1.481%	8/25/37	8,852,776	5,498,928
CDC Mortgage Capital Trust 2002-HE1		0.851%	1/25/33	427,749	326,327
CIT Group Home Equity Loan Trust 2002-1		0.521%	3/25/33	225,057	205,609
Citigroup Mortgage Loan Trust Inc. 2007-SHL1 A		0.631%	11/25/46	4,126,534	1,959,291	D
Countrywide Asset-Backed Certificates 2003-BC3		0.851%	9/25/33	467,213	339,093
Countrywide Home Equity Loan Trust 2006-HW 2A1B		0.383%	11/15/36	9,060,920	6,795,690
Countrywide Home Equity Loan Trust 2007-GW A		0.983%	8/15/37	651,844	460,773
GMAC Mortgage Corp. Loan Trust 2004-VF1 A1		0.981%	2/25/31	40,066,071	24,179,273	D
GMAC Mortgage Corp. Loan Trust 2005-HE3 A1VN		0.496%	2/25/36	17,726,534	7,799,675
GSAMP Trust 2006-S4		0.321%	5/25/36	1,554,859	133,476
Lehman XS Trust 2005-5N		0.531%	11/25/35	6,503,963	4,088,428

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Asset-Backed Securities—Continued

Indexed Securities—Continued
Lehman XS Trust 2006-2N 1A1		0.491%	2/25/46	$12,910,263	$6,707,830
Lehman XS Trust 2006-GP4		0.301%	8/25/46	883,312	792,810
Long Beach Mortgage Loan Trust 2000-1		0.757%	1/21/31	168,939	110,175
Long Beach Mortgage Loan Trust 2006-9 2A3		0.391%	10/25/36	3,200,000	1,127,092
Merrill Lynch Mortgage Investors Trust 2007-SD1 A1		0.681%	2/25/47	39,563,402	16,902,301
MSDWCC Heloc Trust 2005-1		0.421%	7/25/17	1,409,635	657,605
Provident Bank Home Equity Loan Trust 1999-3		1.011%	1/25/31	575,409	257,075
RAAC 2007-SP3 A1		1.431%	9/25/37	710,114	455,328
Residential Asset Mortgage Products Inc. 2003-RS2		0.911%	3/25/33	141,171	89,482
Residential Asset Securities Corp. 2001-KS2		0.691%	6/25/31	223,782	124,149
Residential Asset Securities Corp. 2001-KS3 AII		0.691%	9/25/31	86,183	56,284
SACO I Trust 2005-10 1A		0.491%	6/25/36	3,133,294	1,069,492
SACO I Trust 2005-8 A1		0.511%	11/25/20	884,832	407,128
Securitized Asset Backed Receivables LLC Trust 2007-BR2 A2		0.461%	2/25/37	39,872,568	17,613,376
SLM Student Loan Trust 2006-5		0.272%	7/25/17	3,551,935	3,550,798

					103,896,436

Total Asset-Backed Securities (Cost—$229,781,703)					139,426,031
Mortgage-Backed Securities	18.6%

Fixed Rate Securities	6.7%
Banc of America Commercial Mortgage Inc. 2006-3 A4		5.889%	7/10/44	15,400,000	14,013,278
Banc of America Commercial Mortgage Inc. 2007-5 A3		5.620%	2/10/51	3,710,000	3,600,742
Commercial Mortgage Asset Trust 1999-C1 A3		6.640%	1/17/32	631,408	632,423
Countrywide Alternative Loan Trust 2003-20CB 1A1		5.500%	10/25/33	8,468,336	8,186,500
Credit Suisse Mortgage Capital Certificates 2006-C5 A3		5.311%	12/15/39	13,000,000	10,844,800
GE Capital Commercial Mortgage Corp. 2007-C1 A4		5.543%	12/10/49	1,330,000	1,078,831
GMAC Commercial Mortgage Securities Inc 2006-C1 A4		5.238%	11/10/45	3,800,000	3,684,741

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Mortgage-Backed Securities—Continued

Fixed Rate Securities—Continued
GS Mortgage Securities Corp. II 2005-GG4		4.680%	7/10/39	$12,900,000	$12,954,015
GSR Mortgage Loan Trust 2005-4F 1A1		4.500%	4/25/20	5,340,702	5,225,543
JP Morgan Chase Commercial Mortgage Securities Corp. 2007-LDPX A3		5.420%	5/15/49	31,000,000	26,150,239
LB-UBS Commercial Mortgage Trust 2005-C3 AAB		4.664%	7/15/30	15,000,000	15,107,931
LB-UBS Commercial Mortgage Trust 2005-C5		4.954%	9/15/30	9,730,000	9,428,422
MASTR Reperforming Loan Trust 2005-1 1A2		6.500%	8/25/34	864,867	796,489	D
MASTR Reperforming Loan Trust 2005-1 1A3		7.000%	8/25/34	6,960,202	6,582,828	D
Morgan Stanley Capital I 2005-HQ6		4.989%	8/13/42	8,370,000	8,101,951
Prime Mortgage Trust 2006-DR1 1A1		5.500%	5/25/35	19,570,787	18,739,028	D
Prime Mortgage Trust 2006-DR1 1A2		6.000%	5/25/35	8,358,675	8,080,488	D
Prime Mortgage Trust 2006-DR1 2A2		6.000%	5/25/35	39,120,580	32,824,612	D
Residential Accredit Loans Inc. 2007-QS4 3A9		6.000%	3/25/37	8,300,000	5,725,815
Residential Asset Mortgage Products Inc. 2005-SL2		7.500%	2/25/32	2,831,635	2,536,526
Residential Asset Securitization Trust 2003-A14		4.750%	2/25/19	29,009,466	27,994,134
Structured Asset Securities Corp. 2003-29 1A1		4.750%	9/25/18	17,442,804	17,530,018
WaMu Mortgage Pass-Through Certificates 2003-S7 A1		4.500%	8/25/18	2,999,653	2,964,969

					242,784,323

Indexed SecuritiesA	8.1%
American Home Mortgage Assets 2006-4		0.441%	10/25/46	825,913	419,247
American Home Mortgage Investment Trust 2006-2 1A1		0.311%	6/25/46	520,882	485,815
Amortizing Residential Collateral Trust 2002-BC1M		0.511%	1/1/32	1,521,041	741,508	F
Banc of America Funding Corp. 2005-E		1.663%	6/20/35	10,700,511	5,034,533
Bear Stearns Adjustable Rate Mortgage Trust 2004-9 24A1		5.405%	11/25/34	13,054,302	12,459,166
Bear Stearns Mortgage Funding Trust 2007-AR5 1A1A		0.401%	6/25/47	6,805,389	3,284,979
Citigroup Mortgage Loan Trust Inc. 2005-HE2		0.631%	5/25/35	1,845,158	1,473,358	D

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Mortgage-Backed Securities—Continued

Indexed Securities—Continued
Countrywide Alternative Loan Trust 2005-14		0.441%	5/25/35	$6,147,084	$3,456,807
Countrywide Alternative Loan Trust 2005-17 1A1		0.491%	7/25/35	7,821,989	4,230,477
Countrywide Alternative Loan Trust 2005-17 2A1		0.471%	7/25/35	16,611,216	8,709,113
Countrywide Alternative Loan Trust 2005-38 A3		0.581%	9/25/35	5,075,915	2,647,412
Countrywide Alternative Loan Trust 2005-56 3A1		0.521%	11/25/35	712,429	377,102
Countrywide Alternative Loan Trust 2005-59 1A1		0.563%	11/20/35	2,215,789	1,163,022
Countrywide Alternative Loan Trust 2005-85CB 2A5		1.331%	2/25/36	7,995,846	5,238,508
Countrywide Alternative Loan Trust 2006-0A7		0.441%	6/25/46	9,935,788	4,757,561
Countrywide Alternative Loan Trust 2006-OA2 A1		0.443%	5/20/46	4,768,450	2,312,049
Countrywide Home Loans 2005-03 1A2		0.521%	4/25/35	8,699,827	4,873,595
Countrywide Home Loans 2005-09 1A1		0.531%	5/25/35	8,623,335	4,687,150
Countrywide Home Loans 2005-09 2A1		0.451%	5/25/35	4,849,845	2,846,953
Countrywide Home Loans 2005-R3 AF		0.631%	9/25/35	1,813,557	1,360,316	D
Deutsche Mortgage Securities Inc. 2004-4 7AR2		0.681%	6/25/34	1,633,258	1,214,946
Downey Savings and Loan Association Mortgage Loan Trust 2005-AR6		0.523%	10/19/45	2,990,325	1,542,375
First Horizon Alternative Mortgage Securities 2006-FA8 1A8		0.601%	2/25/37	3,803,953	1,880,713
GMAC Mortgage Corp. Loan Trust 2004-AR2 3A		4.359%	8/19/34	21,828,878	20,759,354
Greenpoint Mortgage Funding Trust 2005-AR1		0.451%	6/25/45	5,972,497	3,098,788
Greenpoint Mortgage Funding Trust 2005-AR4		0.491%	10/25/45	1,135,952	584,506
Greenpoint Mortgage Funding Trust 2006-AR4		0.331%	9/25/46	11,544,475	11,089,689
Greenpoint Mortgage Funding Trust 2006-AR5		0.311%	10/25/46	16,190,441	14,080,438
GSMPS Mortgage Loan Trust 2005-RP2		0.581%	3/25/35	13,273,180	10,712,114	D
Harborview Mortgage Loan Trust 2005-7		3.122%	6/19/45	11,513,073	5,727,364

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Mortgage-Backed Securities—Continued

Indexed Securities—Continued
Harborview Mortgage Loan Trust 2005-9		0.573%	6/20/35	$899,997	$607,021
Harborview Mortgage Loan Trust 2006-14 2A1A		0.383%	3/19/38	640,989	311,607
Harborview Mortgage Loan Trust 2006-9 2A1A		0.443%	11/19/36	813,848	477,720
Harborview Mortgage Loan Trust 2007-7 2A1A		1.231%	11/25/47	33,826,240	17,592,107
Impac Secured Assets Corp. 2005-2		0.551%	3/25/36	1,051,117	404,694
Impac Secured Assets Corp. 2006-2 2A1		0.581%	8/25/36	2,487,963	1,975,536
IndyMac Inda Mortgage Loan Trust 2007-AR7 1A1		6.158%	11/25/37	5,898,438	4,092,265
Luminent Mortgage Trust 2007-2 2A1		0.461%	5/25/37	331,733	173,140
MASTR Adjustable Rate Mortgages Trust 2007-3 22A2		0.441%	5/25/47	32,721,063	15,478,074
Medallion Trust 2003-1G		0.443%	12/21/33	1,160,069	1,095,643
Merrill Lynch Mortgage Investors Inc. 2005-A3 A1		0.501%	4/25/35	570,578	330,769
MLCC Mortgage Investors Inc. 2003-B		0.571%	4/25/28	1,647,477	1,306,183
MLCC Mortgage Investors Inc. 2006-1 1A		3.763%	2/25/36	537,171	391,361
Residential Accredit Loans Inc. 2006-QO10 A1		0.391%	1/25/37	14,348,367	7,440,960
Structured Adjustable Rate Mortgage Loan Trust 2005-19XS		0.551%	10/25/35	1,275,299	767,423
Structured Asset Mortgage Investments Inc. 2002-AR5 A1		0.683%	5/19/33	1,085,261	918,367
Structured Asset Mortgage Investments Inc. 2006-AR6		0.421%	7/25/46	14,772,315	7,378,139
Structured Asset Mortgage Investments Inc. 2006-AR7 A1A		0.441%	8/25/36	32,211,249	15,577,096
Structured Asset Securities Corp. 2005-RF3 1A		0.581%	6/25/35	720,518	540,332	D
WaMu Alternative Mortgage Pass-Through Certificates 2007-OA4 A1A		1.304%	4/25/47	21,813,049	10,763,239
WaMu Mortgage Pass-Through Certificates 2005-AR06 2A1A		0.461%	4/25/45	7,650,038	5,627,552
WaMu Mortgage Pass-Through Certificates 2005-AR08 1A1A		0.501%	7/25/45	8,295,198	6,026,460
WaMu Mortgage Pass-Through Certificates 2005-AR1 A2A1		0.571%	1/25/45	853,174	527,872

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Mortgage-Backed Securities—Continued

Indexed Securities—Continued
WaMu Mortgage Pass-Through Certificates 2005-AR11		0.551%	8/25/45	$21,292,060	$14,851,666
WaMu Mortgage Pass-Through Certificates 2005-AR13 A1A1		0.521%	10/25/45	12,832,972	9,190,234
WaMu Mortgage Pass-Through Certificates 2005-AR13 B10		1.431%	10/25/45	3,692,373	39,051	D
WaMu Mortgage Pass-Through Certificates 2005-AR17 A1A2		0.521%	12/25/45	7,874,496	4,233,661
WaMu Mortgage Pass-Through Certificates 2005-AR19 A1A1		0.501%	12/25/45	15,239,860	10,647,436
WaMu Mortgage Pass-Through Certificates 2005-AR19 A1A2		0.534%	12/25/45	16,446,104	10,453,446
Wells Fargo Mortgage Backed Securities Trust 2006-AR8 3A2		5.242%	4/25/36	2,200,000	1,515,285

					291,983,297

Stripped Securities	N.M.
FFCA Secured Lending Corp. 1999-1A		1.251%	9/18/25	2,218,173	44,132	D,G1,H
LB-UBS Commercial Mortgage Trust 2001-C3 X		0.918%	6/15/36	15,026,850	160,300	D,G1,H
Structured Mortgage Asset Residential Trust 1991-8		0.000%	1/25/23	208,000	20	G1,H

					204,452

Variable Rate SecuritiesI	3.8%
Banc of America Commercial Mortgage Inc. 2005-5 A4		5.115%	10/10/45	10,000	9,802
Citigroup Mortgage Loan Trust Inc. 2005-5 3A2A		5.571%	10/25/35	3,939,701	2,352,805
Credit Suisse Mortgage Capital Certificates 2006-C1 A4		5.548%	2/15/39	4,180,000	4,117,481
Credit Suisse Mortgage Capital Certificates A3-C2		5.658%	3/15/39	24,000,000	20,726,407
Deutsche Mortgage Securities Inc. 2005-WF1 1A3		5.158%	6/26/35	12,130,000	8,343,293	D
GE Capital Commercial Mortgage Corp. 2005-C4		5.334%	11/10/45	10,000	9,766
Greenwich Capital Commercial Funding Corp. 2006-GG7		5.918%	7/10/38	8,370,000	7,631,278
IndyMac INDX Mortgage Loan Trust 2005-AR15		5.099%	9/25/35	5,914,148	4,327,723

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Mortgage-Backed Securities—Continued

Variable Rate Securities—Continued
JP Morgan Chase Commercial Mortgage Securities Corp. 2005-CB13		5.280%	1/12/43	$3,420,000	$3,256,121
JP Morgan Chase Commercial Mortgage Securities Corp. 2007-CB20 A4		5.794%	2/12/51	30,000,000	26,169,987
JP Morgan Mortgage Trust 2007-A2 4A2		6.024%	4/25/37	11,550,000	8,549,218
LB-UBS Commercial Mortgage Trust 2007-C7 A3		5.866%	9/15/45	3,620,000	3,177,309
MASTR Adjustable Rate Mortgages Trust 2004-15		3.936%	12/25/34	144,108	88,437
Merrill Lynch Mortgage Investors Inc. 1998-C1 A3		6.720%	11/15/26	2,317,247	2,495,010
Merrill Lynch Mortgage Investors Inc. 2006-A1 1A1		5.651%	3/25/36	1,581,560	921,442
Morgan Stanley Mortgage Loan Trust 2005-3AR		3.205%	7/25/35	2,703,766	1,735,490
Thornburg Mortgage Securities Trust 2007-4 2A1		6.200%	9/25/37	18,228,405	14,560,662
Thornburg Mortgage Securities Trust 2007-4 3A1		6.220%	9/25/37	19,217,609	15,357,178
Wachovia Bank Commercial Mortgage Trust 2005-C20		5.118%	7/15/42	4,000,000	3,864,399
WaMu Mortgage Pass-Through Certificates 2005-AR4		4.651%	4/25/35	2,500,000	1,969,568
WaMu Mortgage Pass-Through Certificates 2007-HY7 2A3		5.792%	7/25/37	13,000,000	7,994,295

					137,657,671

Total Mortgage-Backed Securities (Cost—$864,706,069)					672,629,743
Municipal Bonds	0.1%

California	0.1%
State of California Series 2009		7.300%	10/1/39	3,760,000	3,541,394

Total Municipal Bonds (Cost—$3,790,880)					3,541,394
U.S. Government and Agency Obligations	21.8%

Fixed Rate Securities	18.8%
Fannie Mae		6.250%	2/1/11	3,260,000	3,424,858	J
Fannie Mae		5.250%	8/1/12	2,610,000	2,785,209	J

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

U.S. Government and Agency Obligations —Continued

Fixed Rate Securities—Continued
Fannie Mae		0.000%	10/9/19	$25,670,000	$13,938,810	E,J
Freddie Mac		5.300%	5/12/20	53,095,000	53,234,321	J,K
Freddie Mac		5.625%	11/23/35	12,290,000	12,089,046	J
Tennessee Valley Authority		7.125%	5/1/30	2,450,000	3,005,082
Tennessee Valley Authority		5.250%	9/15/39	3,550,000	3,517,535
United States Treasury Bonds		3.500%	2/15/39	12,578,000	10,302,162
United States Treasury Bonds		4.250%	5/15/39	15,660,000	14,691,038
United States Treasury Bonds		4.500%	8/15/39	43,090,000	42,113,753
United States Treasury Bonds		4.375%	11/15/39	59,980,000	57,412,136
United States Treasury Notes		2.125%	11/30/14	182,000,000	177,692,060
United States Treasury Notes		2.625%	12/31/14	5,870,000	5,853,036
United States Treasury Notes		3.125%	10/31/16	33,370,000	32,950,272
United States Treasury Notes		2.750%	11/30/16	52,810,000	50,841,983
United States Treasury Notes		3.250%	12/31/16	57,080,000	56,598,359
United States Treasury Notes		2.750%	2/15/19	8,590,000	7,908,169	K
United States Treasury Notes		3.125%	5/15/19	7,000	6,629
United States Treasury Notes		3.625%	8/15/19	47,590,000	46,786,919
United States Treasury Notes		3.375%	11/15/19	88,375,000	85,006,145

					680,157,522

Stripped Securities	0.1%
United States Treasury Notes		0.000%	5/15/18	7,530,000	5,486,764	G2

Treasury Inflation-Protected SecuritiesL	2.9%
United States Treasury Inflation-Protected Security		2.375%	1/15/25	29,667,975	31,304,342	K
United States Treasury Inflation-Protected Security		2.000%	1/15/26	15,106,372	15,171,284
United States Treasury Inflation-Protected Security		2.375%	1/15/27	31,922,075	33,593,004	K
United States Treasury Inflation-Protected Security		1.750%	1/15/28	11,192,585	10,732,637	K
United States Treasury Inflation-Protected Security		3.875%	4/15/29	9,796,452	12,606,045	M

					103,407,312

Total U.S. Government and Agency Obligations (Cost—$799,065,758)					789,051,598

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

U.S. Government Agency Mortgage-Backed Securities	25.3%

Fixed Rate Securities	21.0%
Fannie Mae		7.000%	6/1/10 to 2/1/33	$6,557,958	$7,283,944	J
Fannie Mae		8.000%	5/1/15	5,777	6,325	J
Fannie Mae		5.500%	4/1/18 to 11/1/35	55,651,320	58,502,332	J
Fannie Mae		4.500%	7/1/18 to 3/1/38	8,801,721	8,923,632	J
Fannie Mae		4.000%	8/1/20 to 9/1/20	3,814,091	3,849,071	J
Fannie Mae		5.000%	8/1/20 to 8/1/34	330,808,476	341,792,711	J
Fannie Mae		6.000%	12/1/24 to 12/1/39	55,070,000	58,386,633	J,N
Fannie Mae		7.500%	6/1/25 to 5/1/28	412,554	465,058	J
Fannie Mae		6.000%	1/1/26 to 8/1/37	29,427,150	31,349,191	J
Fannie Mae		6.500%	7/1/28 to 8/1/33	3,136,639	3,394,122	J
Fannie Mae		4.500%	12/1/39	125,400,000	125,164,875	J,N
Fannie Mae		5.500%	12/1/39	6,400,000	6,699,002	J,N
Freddie Mac		6.000%	9/1/13 to 5/1/29	595,036	637,418	J
Freddie Mac		5.500%	12/1/13 to 8/1/35	23,670,573	24,894,144	J
Freddie Mac		9.300%	4/15/19	72,735	80,168	J
Freddie Mac		5.000%	9/1/20 to 8/1/33	11,919,120	12,493,618	J
Freddie Mac		7.000%	4/1/24 to 5/1/32	1,973,247	2,182,131	J
Freddie Mac		6.500%	6/1/32	30,955	33,431	J
Government National Mortgage Association		8.000%	10/15/16 to 7/15/17	84,741	94,314
Government National Mortgage Association		7.500%	10/15/22 to 8/15/32	140,942	158,574
Government National Mortgage Association		7.000%	6/15/23 to 5/15/32	210,238	233,361
Government National Mortgage Association		6.500%	10/15/23 to 3/15/33	10,274,427	11,072,332
Government National Mortgage Association		6.000%	3/15/26 to 8/15/35	18,182,989	19,371,299
Government National Mortgage Association		5.500%	1/15/33	174,769	184,417
Government National Mortgage Association		5.000%	6/15/35	561,130	580,049
Government National Mortgage Association		4.000%	12/1/39	15,000,000	14,454,750	N
Government National Mortgage Association		4.500%	12/1/39	25,600,000	25,581,368	N

					757,868,270

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

U.S. Government Agency Mortgage-Backed Securities—Continued

Indexed SecuritiesA	3.5%
Fannie Mae		4.075%	6/1/35	$6,682,643	$6,937,264	J
Fannie Mae		4.565%	7/1/35	3,188,560	3,319,274	J
Fannie Mae		3.344%	8/1/35	767,406	789,086	J
Fannie Mae		3.256%	9/1/35	1,700,366	1,740,722	J
Fannie Mae		3.371%	9/1/35	3,659,042	3,757,462	J
Fannie Mae		2.655%	10/1/35	13,588,619	13,667,131	J
Fannie Mae		3.147%	10/1/35	1,208,443	1,241,597	J
Fannie Mae		3.187%	10/1/35	1,647,787	1,684,770	J
Fannie Mae		3.194%	10/1/35	1,417,699	1,453,812	J
Fannie Mae		3.838%	10/1/35	1,308,542	1,361,272	J
Fannie Mae		2.628%	11/1/35	5,522,908	5,554,407	J
Fannie Mae		2.629%	11/1/35	6,076,143	6,110,798	J
Fannie Mae		2.634%	11/1/35	5,158,943	5,188,495	J
Fannie Mae		2.638%	11/1/35	5,427,629	5,458,720	J
Fannie Mae		2.657%	11/1/35	6,083,811	6,118,962	J
Fannie Mae		5.494%	2/1/37	39,953,204	42,086,598	J
Freddie Mac		4.632%	10/1/35	1,834,320	1,880,946	J
Freddie Mac		5.832%	8/1/37	17,734,055	18,819,426	J

					127,170,742

Stripped Securities	0.8%
Fannie Mae		9.500%	2/1/17	7,964	1,608	G1,H,J
Fannie Mae		1,009.500%	2/25/20	5	102	G1,H,J
Fannie Mae		1,009.250%	8/25/21	270	6,254	G1,H,J
Fannie Mae		0.000%	5/25/22	48,261	45,403	G2,H,J
Financing Corp.		0.000%	2/8/18 to 9/26/19	41,060,000	27,758,243	G2
Financing Corp.		0.000%	4/5/19	1,150,000	744,195	G2,H
Freddie Mac		10.000%	3/1/21	42,256	9,719	G1,H,J
Freddie Mac		0.000%	7/15/22	8,426	7,734	G2,H,J

					28,573,258

Total U.S. Government Agency Mortgage-Backed Securities (Cost—$891,759,860)					913,612,270
Yankee BondsO	6.3%

Aerospace and Defense	0.2%
Systems 2001 Asset Trust Pass-Thru		6.664%	9/15/13	8,180,410	8,368,723	D

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Yankee Bonds—Continued

Beverages	0.1%
Diageo Finance BV		3.250%	1/15/15	$4,990,000	$4,956,797

Commercial Banks	2.3%
Barclays Bank PLC		5.200%	7/10/14	2,060,000	2,183,616
Barclays Bank PLC		6.050%	12/4/17	4,750,000	4,834,085	D
Commonwealth Bank of Australia		3.750%	10/15/14	4,450,000	4,460,822	D
Commonwealth Bank of Australia		5.000%	10/15/19	1,900,000	1,886,379	D
Credit Agricole SA		8.375%	10/13/19	9,970,000	10,568,200	C,D
Glitnir Banki Hf		6.330%	7/28/11	6,080,000	1,276,800	B,D,H
Glitnir Banki Hf		6.375%	9/25/12	8,920,000	1,873,200	B,D,H
Glitnir Banki Hf		6.693%	6/15/16	11,830,000	1,183	B,C,D,H
Glitnir Banki Hf		7.451%	9/14/49	1,600,000	160	B,C,D,H
HBOS Capital Funding LP		6.071%	6/30/49	3,105,000	2,018,250	C,D
HSBC Capital Funding LP		4.610%	6/27/49	1,630,000	1,391,348	C,D
Kaupthing Bank Hf		5.750%	10/4/11	2,960,000	732,600	B,D,H
Kaupthing Bank Hf		7.625%	2/28/15	20,280,000	5,019,300	B,D,H
Kaupthing Bank Hf		7.125%	5/19/16	30,520,000	3,052	B,D,H
Landsbanki Islands Hf		6.100%	8/25/11	17,170,000	772,650	B,D,H
Nordea Bank AB		3.700%	11/13/14	6,410,000	6,397,642	D
Rabobank Nederland NV		11.000%	6/30/19	7,003,000	8,538,436	C,D
Resona Preferred Global Securities		7.191%	12/29/49	13,670,000	11,181,117	C,D
Royal Bank of Scotland Group PLC		6.400%	10/21/19	7,650,000	7,625,443
Royal Bank of Scotland Group PLC		7.640%	3/31/49	3,700,000	1,998,000	C
RSHB Capital SA		6.299%	5/15/17	2,430,000	2,447,010	D
Shinsei Finance Cayman Ltd.		6.418%	1/29/49	11,080,000	6,454,100	C,D

					81,663,393

Consumer Finance	0.1%
Aiful Corp.		5.000%	8/10/10	4,030,000	3,465,800	D

Diversified Financial Services	0.6%
MUFG Capital Finance 1 Ltd.		6.346%	7/29/49	4,660,000	4,241,280	C
SMFG Preferred Capital		6.078%	1/29/49	13,800,000	11,855,994	C,D
TNK-BP Finance SA		7.500%	7/18/16	2,420,000	2,480,500	D
TNK-BP Finance SA		6.625%	3/20/17	3,470,000	3,391,925	D

					21,969,699

Diversified Telecommunication Services	0.6%
British Telecommunications PLC		9.125%	12/15/10	1,755,000	1,880,166	P
Deutsche Telekom International Finance BV		5.750%	3/23/16	5,370,000	5,702,151

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Yankee Bonds—Continued

Diversified Telecommunication Services—Continued
Koninklijke (Royal) KPN NV		8.000%	10/1/10	$8,240,000	$8,652,000
Telecom Italia Capital SpA		5.250%	11/15/13	965,000	1,014,978
Telecom Italia Capital SpA		4.950%	9/30/14	2,570,000	2,663,746
Telecom Italia Capital SpA		5.250%	10/1/15	2,060,000	2,153,827

					22,066,868

Electric Utilities	N.M.
Hydro-Quebec		6.300%	5/11/11	570,000	608,826

Foreign Governments	0.4%
Russian Federation		7.500%	3/31/30	13,412,860	15,139,766
United Mexican States		5.625%	1/15/17	160,000	166,800
United Mexican States		7.500%	4/8/33	302,000	346,545

					15,653,111

Industrial Conglomerates	1.1%
Tyco International Group SA		6.750%	2/15/11	26,549,000	27,864,582
Tyco International Group SA		6.375%	10/15/11	6,560,000	7,034,288
Tyco International Group SA		6.000%	11/15/13	2,950,000	3,231,383

					38,130,253

Insurance	0.4%
Merna Reinsurance Ltd.		2.001%	7/7/10	13,500,000	13,298,850	A,D

Metals and Mining	0.2%
Corporacion Nacional del Cobre—Codelco		4.750%	10/15/14	1,750,000	1,873,715	D
Vale Overseas Ltd.		8.250%	1/17/34	10,000	11,455
Vale Overseas Ltd.		6.875%	11/21/36	6,059,000	6,053,916

					7,939,086

Oil, Gas and Consumable Fuels	0.2%
Conoco Funding Co.		6.350%	10/15/11	400,000	435,184
Conoco Funding Co.		7.250%	10/15/31	350,000	405,565
Gazprom		6.212%	11/22/16	850,000	813,875	D
Petrobras International Finance Co.		6.125%	10/6/16	3,020,000	3,238,950
Petrobras International Finance Co.		5.750%	1/20/20	2,118,000	2,154,614

					7,048,188

Wireless Telecommunication Services	0.1%
America Movil SA de CV		5.625%	11/15/17	2,710,000	2,805,769

Total Yankee Bonds (Cost—$322,167,160)					227,975,363

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES		VALUE

Preferred Stocks	0.5%
Fannie Mae		5.375%		44	shs	$121,000	J,P,R
Fannie Mae		7.000%		26,600		35,910	A,J,R
Fannie Mae		8.250%		578,475		636,322	C,J,R
Freddie Mac		8.375%		844,875		887,119	C,J,R
Motors Liquidation Co.		1.500%		27,922		157,759	Q,R
Motors Liquidation Co.		6.250%		1,514,912		8,559,253	Q,R
Motors Liquidation Co.		4.500%		1,606		8,994	Q
Motors Liquidation Co.		5.250%		814,445		4,642,337	Q
GMAC Inc.		7.000%		726		478,525	D
Home Ownership Funding Corp.		1.000%		5,575		535,653	D,F,H
Home Ownership Funding Corp. II		1.000%		5,000		480,406	D,F,H

Total Preferred Stocks (Cost—$62,158,287)						16,543,278

Total Long-Term Securities (Cost—$4,167,146,514)						3,700,662,688
Short-Term Securities	4.4%

U.S. Government and Agency Obligations	4.3%
Fannie Mae		0.220%	1/11/10	$100,000,000		99,993,888	J.T
Fannie Mae		0.095%	1/25/10	2,850,000		2,849,814	J,M,T
United States Treasury Bill		0.160%	4/29/10	53,000,000		52,985,267	T

						155,828,969

Options Purchased	0.1%
Credit Suisse First Boston Swaption Put, April 2011, Strike Price $5.18				33,700,000	S	1,150,043
Credit Suisse First Boston Swaption Put, April 2012, Strike Price $5.20				16,800,000	S	1,497,265
Credit Suisse First Boston Swaption Put, May 2011, Strike Price $5.12				16,800,000	S	623,429
U.S. Treasury Note Futures Put, February 2010, Strike Price $116.50				1,177	S	1,655,156

						4,925,893

Total Short-Term Securities (Cost—$158,000,917)						160,754,862
Total Investments (Cost—$4,325,147,431)U	106.8%					3,861,417,550
Other Assets Less Liabilities	(6.8)%					(244,982,245)

Net Assets	100.0%					$3,616,435,305

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Bond Portfolio—Continued

	EXPIRATION	ACTUAL CONTRACTS	APPRECIATION/ (DEPRECIATION)
Futures Contracts PurchasedV
Eurodollar Futures	March 2010	2,614	$5,006,333
Eurodollar Futures	June 2010	462	797,026
Eurodollar Futures	September 2010	197	362,028
U.S. Treasury Bond Futures	March 2010	869	(4,191,535)
U.S. Treasury Note Futures	March 2010	1,182	(1,172,638)
U.S. Treasury Note Futures	March 2010	7,081	(12,760,603)

			$(11,959,389)

Futures Contracts WrittenV
U.S. Treasury Note Futures	March 2010	3,742	$10,579,683

Options WrittenV
Banc of America Swaption Call, Strike Price $3.58	February 2010	22,080,000	$381,324
Banc of America Swaption Put, Strike Price $3.58	February 2010	22,080,000	(474,539)
Barclays Swaption Call, Strike Price $4.86	October 2013	31,920,000	175,308
Barclays Swaption Put, Strike Price $4.86	October 2013	31,920,000	(694,104)
Credit Suisse First Boston Swaption Call, Strike Price $4.70	August 2014	15,610,000	179,189
Credit Suisse First Boston Swaption Put, Strike Price $4.70	August 2014	15,610,000	(107,678)
Credit Suisse First Boston Swaption Put, Strike Price $5.03	April 2010	16,800,000	(16,308)
Deutsche Bank Swaption Call, Strike Price $4.70	September 2014	4,740,000	55,383
Deutsche Bank Swaption Put, Strike Price $4.70	September 2014	4,740,000	(31,810)
Eurodollar Futures Call, Strike Price $99.00	March 2010	322	(312,735)
Eurodollar Futures Call, Strike Price $99.13	September 2010	529	154,056
Eurodollar Futures Call, Strike Price $99.38	June 2010	434	14,952
Eurodollar Futures Put, Strike Price $98.75	March 2010	193	118,454
Eurodollar Futures Put, Strike Price $98.88	March 2010	129	75,143
Eurodollar Futures Put, Strike Price $99.13	September 2010	529	(187,607)
Eurodollar Futures Put, Strike Price $99.38	March 2010	219	73,726
Eurodollar Futures Put, Strike Price $99.38	June 2010	435	(29,189)
Greenwich Swaption Call, Strike Price $4.97	October 2013	57,220,000	32,003
Greenwich Swaption Put, Strike Price $4.97	October 2013	57,220,000	(1,097,108)
JP Morgan Swaption Call, Strike Price $4.86	October 2013	25,300,000	131,360
JP Morgan Swaption Put, Strike Price $4.86	October 2013	25,300,000	(542,561)
U.S. Treasury Note Futures Put, Strike Price $115.00	February 2010	1,177	(629,106)
U.S. Treasury Note Futures Put, Strike Price $116.00	March 2010	193	(127,283)

			$(2,859,130)

Annual Report to Shareholders

N.M.—Not Meaningful.

A

Indexed Security – The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”), the Euro Interbank Offered Rate (“EURIBOR”) Index, the Consumer Price Index (“CPI”), the one-year Treasury Bill Rate or the ten-year Japanese Government Bond Rate. The coupon rates are the rates as of December 31, 2009.

B	The coupon payment on these securities is currently in default as of December 31, 2009.
C

Stepped Coupon Security – A security with a predetermined schedule of interest or dividend rate changes at which time it begins to accrue interest or pay dividends according to the predetermined schedule.

D

Rule 144a Security – A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, unless otherwise noted, represent 8.49% of net assets.

E	Zero coupon bond – A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
F	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
G

Stripped Security – Security with interest-only or principal-only payment streams, denoted by a 1 or 2, respectively. For interest-only securities, the amount shown as principal is the notional balance used to calculate the amount of interest due.

H	Illiquid security.
I	The coupon rates shown on variable rate securities are the rates at December 31, 2009. These rates vary with the weighted average coupon of the underlying loans.
J	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae (FNMA) and Freddie Mac (FHLMC) into conservatorship.
K	All or a portion of this security is collateral for swaps.
L

Treasury Inflation-Protected Security – Treasury security whose principal value is adjusted daily in accordance with changes to the Consumer Price Index for All Urban Consumers. Interest is calculated on the basis of the current adjusted principal value.

M	All or a portion of this security is collateral to cover futures and options contracts written.
N	When-issued Security – Security purchased on a delayed delivery basis. Final settlement amount and maturity date have not yet been announced.
O	Yankee Bond – A dollar-denominated bond issued in the U.S. by foreign entities.
P	Credit Linked Security – The rates of interest earned on these securities are tied to the credit rating assigned by Standard & Poor’s Rating Service and/or Moody’s Investors Services.
Q	Convertible Security – Security may be converted into the issuer’s common stock.
R	Non-income producing.
S	Par represents actual number of contracts.
T	Rate shown represents yield-to-maturity.
U	Aggregate cost for federal income tax purposes is $4,326,982,355.
V	Options written and futures are described in more detail in the notes to financial statements.

See notes to financial statements.

Annual Report to Shareholders

Statement of Assets and Liabilities

Western Asset Core Bond Portfolio

December 31, 2009

Assets:
Investment securities at value (Cost—$4,167,146,514)		$3,700,662,688
Short-term securities at value (Cost—$158,000,917)		160,754,862
Cash		182,023
Receivable for securities sold		124,381,385
Premiums paid on open swaps		60,442,382
Unrealized appreciation of swaps		47,428,627
Interest receivable		29,671,164
Receivable for fund shares sold		2,423,177
Amounts receivable for open swaps		1,123,187
Other assets		2,101

Total assets		4,127,071,596

Liabilities:
Payable for securities purchased	$357,140,488
Unrealized depreciation of swaps	79,345,585
Premiums received on open swaps	32,653,132
Options written (Proceeds—$18,613,082)	21,472,212
Payable for fund shares repurchased	8,692,098
Amounts payable for open swaps	3,733,504
Income distribution payable	3,393,521
Futures variation margin payable	1,242,640
Accrued management fees	1,227,994
Accrued distribution fees	256,710
Accrued expenses	1,478,407

Total liabilities		510,636,291

Net Assets		$3,616,435,305

Net assets consist of:
Accumulated paid-in-capital		$4,472,841,243
Undistributed net investment income		20,953,368
Accumulated net realized loss on investments, options, futures and swaps		(377,473,631)
Net unrealized depreciation of investments, options, futures and swaps		(499,885,675)

Net Assets		$3,616,435,305

Net Asset Value Per Share:
Institutional Class (204,316,750 shares outstanding)		$10.62

Institutional Select Class (23,244,337 shares outstanding)		$10.63

Financial Intermediary Class (112,890,288 shares outstanding)		$10.62

See notes to financial statements.

Annual Report to Shareholders

Statement of Operations

Western Asset Core Bond Portfolio

	FOR THE YEAR ENDED DECEMBER 31, 2009
Investment Income:
Interest	$191,733,399
Dividends	262,429

Total income		$191,995,828
Expenses:
Management fees (Note 2)	14,437,236
Distribution fees (Notes 2 and 6)	2,800,092
Transfer agent and shareholder servicing expense (Note 6)	1,989,617
Reports to shareholders (Note 6)	420,195
Custodian fees	286,957
Audit and legal fees	180,244
Directors’ fees and expenses	172,057
Registration fees	51,064
Other expenses	76,946

	20,414,408
Less: Fees waived (Notes 2 and 6)	(381,799)

Net expenses		20,032,609

Net Investment Income		171,963,219
Net Realized and Unrealized Gain/(Loss) on Investments (Notes 1, 3 and 4):
Net realized gain/(loss) on:
Investments	(21,157,903)
Options written	36,760,869
Futures	(998,297)
Swaps	(195,029,691)

		(180,425,022)
Change in unrealized appreciation/(depreciation) of:
Investments	462,427,526
Options written	6,386,958
Futures	(58,355,147)
Swaps	299,714,103

		710,173,440

Net Realized and Unrealized Gain on Investments		529,748,418

Change in Net Assets Resulting From Operations		$701,711,637

See notes to financial statements.

Annual Report to Shareholders

Statement of Changes in Net Assets

Western Asset Core Bond Portfolio

	FOR THE YEAR ENDED DECEMBER 31, 2009	FOR THE PERIOD ENDED DECEMBER 31, 2008A	FOR THE YEAR ENDED MARCH 31, 2008
Change in Net Assets:
Net investment income	$171,963,219	$240,010,805	$361,354,213

Net realized loss	(180,425,022)	(25,480,961)	(77,680,995)

Change in unrealized appreciation/(depreciation)	710,173,440	(803,419,816)	(418,890,141)

Change in net assets resulting from operations	701,711,637	(588,889,972)	(135,216,923)

Distributions to shareholders from (Note 1):
Net investment income:
Institutional Class	(120,818,761)	(212,870,311)	(279,146,241)
Institutional Select Class	(14,404,830)	(4,754,933)	N/A
Financial Intermediary Class	(60,417,660)	(73,545,140)	(77,801,855)

Net realized gain on investments:
Institutional Class	—	—	(22,347,640)
Financial Intermediary Class	—	—	(6,284,549)

Change in net assets from fund share transactions (Note 7):
Institutional Class	(684,733,238)	(1,908,390,929)	567,219,859
Institutional Select Class	(33,626,861)	230,873,479	N/A
Financial Intermediary Class	(139,726,615)	(241,647,090)	343,480,947

Change in net assets	(352,016,328)	(2,799,224,896)	389,903,598

Net Assets:
Beginning of year	3,968,451,633	6,767,676,529	6,377,772,931

End of year	$3,616,435,305	$3,968,451,633	$6,767,676,529

Undistributed net investment income	$20,953,368	$22,102,922	$16,291,168

A	For the period April 1, 2008 to December 31, 2008.

N/A—Not applicable.

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Western Asset Core Bond Portfolio

For a share of each class of capital stock outstanding:

Institutional Class:

	YEAR ENDED DECEMBER 31, 2009		PERIOD ENDED DECEMBER 31, 2008A		YEARS ENDED MARCH 31,
					2008		2007		2006		2005
Net asset value, beginning of year	$9.08		$10.54		$11.37		$11.05		$11.29		$11.81

Investment operations:
Net investment income	.48	B	.42	B	.58	B	.55	B	.49	C	.39	C
Net realized and unrealized gain/(loss)	1.61		(1.34)		(.78)		.34		(.22)		(.21)

Total from investment operations	2.09		(.92)		(.20)		.89		.27		.18

Distributions from:
Net investment income	(.55)		(.54)		(.58)		(.57)		(.51)		(.39)
Net realized gain on investments	—		—		(.05)		—		—	D	(.31)

Total distributions	(.55)		(.54)		(.63)		(.57)		(.51)		(.70)

Net asset value, end of year	$10.62		$9.08		$10.54		$11.37		$11.05		$11.29

Total returnE	23.68%		(8.88)%		(1.88)%		8.23%		2.46%		1.68%

Ratios to Average Net Assets:
Total expensesF	.49%		.47	%G	.44%		.47%		.45%		.46%
Expenses net of waivers, if anyF	.49%		.47	%G	.44%		.47%		.45%		.46%
Expenses net of all reductionsF	.49%		.47	%G	.44%		.47%		.45%		.46%
Net investment income	5.0%		5.6	%G	5.3%		4.9%		4.3%		3.4%

Supplemental Data:
Portfolio turnover rate	220.8%		140.8	%H	455.0%		431.7%		540.4%		407.2%
Net assets, end of year (in thousands)	$2,170,146		$2,558,597		$5,140,277		$4,975,052		$4,243,248		$3,277,782

A	For the period April 1, 2008 to December 31, 2008.
B	Computed using average daily shares outstanding.
C	Computed using SEC method.
D	Amount less than $.01 per share.
E

Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

F

Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers. As of the most current prospectus, the Institutional Class has no limit on expenses.

G	Annualized.
H	Not annualized.

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights—Continued

Western Asset Core Bond Portfolio

For a share of each class of capital stock outstanding:

Institutional Select Class:

	YEAR ENDED DECEMBER 31, 2009	PERIOD ENDED DECEMBER 31, 2008A
Net asset value, beginning of year	$9.09	$10.11

Investment operations:
Net investment incomeB	.48	.15
Net realized and unrealized gain/(loss)	1.61	(.87)

Total from investment operations	2.09	(.72)

Distributions from:
Net investment income	(.55)	(.30)

Total distributions	(.55)	(.30)

Net asset value, end of year	$10.63	$9.09

Total returnC	23.72%	(7.08)%

Ratios to Average Net Assets:
Total expensesD	.44%	.45	%E
Expenses net of waivers, if anyD	.44%	.45	%E
Expenses net of all reductionsD	.44%	.45	%E
Net investment income	5.0%	5.2	%E

Supplemental Data:
Portfolio turnover rate	220.8%	140.8	%F
Net assets, end of year (in thousands)	$247,070	$240,681

A	For the period August 29, 2008 (commencement of operations) to December 31, 2008.
B	Computed using average daily shares outstanding.
C

Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

D

Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

E	Annualized.
F	Not annualized.

See notes to financial statements.

Annual Report to Shareholders

Financial Intermediary Class:

	YEAR ENDED DECEMBER 31, 2009		PERIOD ENDED DECEMBER 31, 2008A		YEARS ENDED MARCH 31,
					2008		2007		2006		2005
Net asset value, beginning of year	$9.08		$10.54		$11.37		$11.05		$11.29		$11.81

Investment operations:
Net investment income	.45	B	.40	B	.56	B	.51	B	.47	C	.38	C
Net realized and unrealized gain/(loss)	1.61		(1.34)		(.79)		.35		(.22)		(.23)

Total from investment operations	2.06		(.94)		(.23)		.86		.25		.15

Distributions from:
Net investment income	(.52)		(.52)		(.55)		(.54)		(.49)		(.36)
Net realized gain on investments	—		—		(.05)		—		—	D	(.31)

Total distributions	(.52)		(.52)		(.60)		(.54)		(.49)		(.67)

Net asset value, end of year	$10.62		$9.08		$10.54		$11.37		$11.05		$11.29

Total returnE	23.37%		(9.06)%		(2.12)%		7.95%		2.19%		1.42%

Ratios to Average Net Assets:
Total expensesF	.78%		.77	%G	.69%		.72%		.70%		.72%
Expenses net of waivers, if anyF	.75%		.72	%G	.69%		.72%		.70%		.72%
Expenses net of all reductionsF	.75%		.72	%G	.69%		.72%		.70%		.72%
Net investment income	4.7%		5.3	%G	5.1%		4.6%		4.1%		4.2%

Supplemental Data:
Portfolio turnover rate	220.8%		140.8	%H	455.0%		431.7%		540.4%		407.2%
Net assets, end of year (in thousands)	$1,199,219		$1,169,174		$1,627,400		$1,402,721		$360,819		$265,518

A	For the period April 1, 2008 to December 31, 2008.
B	Computed using average daily shares outstanding.
C	Computed using SEC method.
D	Amount less than $.01 per share.
E

Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

F

Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

G	Annualized.
H	Not annualized.

See notes to financial statements.

Annual Report to Shareholders

Management’s Discussion of Fund Performance

Western Asset Core Plus Bond Portfolio

Performance Review

For the twelve months ended December 31, 2009, Institutional Class shares of Western Asset Core Plus Bond Portfolio returned 26.20%. The Fund’s unmanaged benchmark, the Barclays Capital U.S. Aggregate Indexi, returned 5.93% for the same period. The Lipper Intermediate Investment Grade Debt Funds Category Average 1 returned 12.89% over the same time frame.

PERFORMANCE SNAPSHOT as of December 31, 2009 (unaudited)

	6 MONTHS	12 MONTHS
Western Asset Core Plus Bond Portfolio:
Institutional Class	14.51%	26.20%
Financial Intermediary Class	14.26%	25.78%
Institutional Select Class	14.41%	26.11%
Barclays Capital U.S. Aggregate Index	3.95%	5.93%
Lipper Intermediate Investment Grade Debt Funds Category Average[1]	7.11%	12.89%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2009 for Institutional, Financial Intermediary and Institutional Select Class shares were 4.42%, 4.15% and 4.40%, respectively. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yields for Institutional, Financial Intermediary and Institutional Select Class shares would have been 4.42%, 4.15% and 4.40%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

TOTAL ANNUAL OPERATING EXPENSES (unaudited)

As of the Fund’s most current prospectus dated July 1, 2009, the gross total operating expense ratios for Institutional, Financial Intermediary and Institutional Select Class shares were 0.47%, 0.85% and 0.44%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of contractual expense limitations, the ratio of expenses, other than interest, brokerage, taxes, deferred organizational expenses and extraordinary expenses, will not exceed 0.70% for Financial Intermediary Class shares and 0.45% for Institutional Select Class shares until April 30, 2010.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 561 funds for the six-month period and among the 549 funds for the twelve-month period in the Fund’s Lipper category.

Annual Report to Shareholders

In 2009, the financial markets stabilized and economic conditions improved. As the year progressed, investor risk aversion was replaced with increased risk appetite, leading to strong demand for the spread sectors and underperformance of U.S. Treasuries. Against this backdrop, the Fund significantly outperformed its benchmark.

The largest contributors to relative results for the period were our overweight exposures to investment grade and high-yield bonds. In particular, our Financials holdings performed well as their spreads tightened from their elevated level in 2008 and early 2009. Our overweight to non-agency mortgage-backed securities (“MBS”) was another meaningful contributor to performance. The asset class generated strong results as housing data improved and there was positive sentiment surrounding the launch of the Public-Private Investment Program (“PPIP”). Our overweight to U.S. Treasury Inflation-Protected Securities (“TIPS”)ii was also rewarded as inflation expectations increased. Elsewhere, our durationiii position, agency MBS exposure, non-dollar investments and emerging market debt holdings also contributed to performance, albeit to a lesser extent. Detracting from relative performance was our underweight to government agency debt, which performed well during the twelve-month period.

We made several adjustments to the portfolio during the twelve-month reporting period. We increased the portfolio’s exposure to Treasuries, investment grade bonds and government agency bonds. In contrast, we moved from an overweight to an underweight position versus the benchmark in agency MBS, finding them less attractive as their spreads had narrowed given the government’s direct purchase of these securities. With the government set to phase out its purchasing program, we determined that more attractive opportunities could be found in other areas of the market.

During the reporting period, we utilized Eurodollar futures/options and Treasury futures/options to manage the Portfolio’s duration and yield curveiv exposure. Interest rate swaps/swaptions were used to manage our interest rate exposure throughout the yield curve. We also utilized index credit default swaps/swaptions to manage the portfolio’s exposure to the investment grade, high-yield, residential MBS and commercial MBS. Credit default swaps were used to manage the portfolio’s exposure to specific corporate names. We employed Euro-bund futures/options to manage our euro interest rate exposure. Canadian futures contracts were employed to manage interest rate exposure to the Canadian yield curve. Finally, we used currency forward contracts to manage our currency exposure. Overall, the use of these derivative instruments positively contributed to performance.

Western Asset Management Company

January 19, 2010

Annual Report to Shareholders

Management’s Discussion of Fund Performance—Continued

Western Asset Core Plus Bond Portfolio—Continued

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2009 were: U.S. Government Agency Mortgage-Backed Securities (26.7%), Corporate Bonds and Notes (24.2%), U.S. Government and Agency Obligations (20.8%), Mortgage-Backed Securities (12.1%) and Yankee Bonds (7.5%). The Fund’s portfolio composition is subject to change at any time.

RISKS: All investments are subject to risk including the loss of principal. Bonds are subject to a variety of risks, including interest rate, credit and inflation risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund may invest in high-yield bonds, which are rated below investment grade and carry more risk than higher-rated securities. Mortgage-backed securities involve more risk, including prepayment and extension risks, than other investments in fixed-income securities. Non-U.S. investments are subject to currency fluctuations, social, economic and political risk. These risks are magnified in emerging markets. The Fund may use derivatives, such as options, futures and swaps, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ii

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

iii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Annual Report to Shareholders

Special Shareholder Notice

Western Asset Core Plus Portfolio

Effective August 20, 2009, the Fund is managed by a team of portfolio managers, sector specialists and other investment professionals. S. Kenneth Leech, Stephen A. Walsh, Mark S. Lindbloom, Edward A. Moody, Carl L. Eichstaedt, Michael C. Buchanan and Keith J.Gardner serve as co-leaders of this team and are responsible for the day-to-day strategic oversight of the Fund’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Fund invests. As portfolio managers, their focus is on portfolio structure, including sector allocation, durationi weighting and term structure decisions. Messrs. Leech, Walsh, Lindbloom, Moody, Eichstaedt, Buchanan and Gardner are employed by Western Asset Management Company. Messrs. Leech, Walsh, Moody, Eichstaedt and Gardner have served as portfolio managers to the Fund since its inception in 1998. Messrs. Lindbloom and Buchanan have served as portfolio managers to the Fund since 2006 and 2005, respectively.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Annual Report to Shareholders

Expense Example (Unaudited)

Western Asset Core Plus Bond Portfolio

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees on Financial Intermediary Class shares, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The first line for each class in the table below provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account if your shares were held for the period. The example are based on an investment of $1,000 invested on July 1, 2009 and held through December 31, 2009. The ending values assume dividends were reinvested at the time they were paid.

Hypothetical Example for Comparison Purposes

The second line for each class in the table below provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Because the example is intended to be comparable to the examples provided by other funds, it is based on a hypothetical investment of $1,000 invested on July 1, 2009 and held through December 31, 2009 for each class. The ending values assume dividends were reinvested at the time they were paid.

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses PaidA During the Period 7/1/09 to 12/31/09
Institutional Class:
Actual	$1,000.00	$1,145.10	$2.43
Hypothetical (5% return before expenses)	1,000.00	1,022.94	2.29
Institutional Select Class:
Actual	$1,000.00	$1,144.10	$2.32
Hypothetical (5% return before expenses)	1,000.00	1,023.04	2.19
Financial Intermediary Class:
Actual	$1,000.00	$1,142.60	$3.78
Hypothetical (5% return before expenses)	1,000.00	1,021.68	3.57

A

These calculations are based on expenses incurred from July 1, 2009 to December 31, 2009. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratios of 0.45%, 0.43% and 0.70% for the Institutional Class, Institutional Select Class and Financial Intermediary Class, respectively, multiplied by the average values over the period, multiplied by the number of days in the most recent fiscal period then divided by 365.

Annual Report to Shareholders

Performance Information (Unaudited)

Western Asset Core Plus Bond Portfolio

The graphs compare the Fund’s total returns to that of an appropriate broad-based securities market index. The graphs illustrate the cumulative total return of an initial $1,000,000 investment in the Institutional Class, Institutional Select Class and Financial Intermediary Class of the Fund, for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or other investment management or administrative expenses.

Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Returns (and the graphs and tables found below) do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Bonds are subject to a variety of risks, including interest rate, credit and inflation risk. Non-U.S. investment are subject to currency fluctuations, social, economical and political risk.

Growth of a $1,000,000 Investment—Institutional Class

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Performance would have been lower if fees had not been waived in various periods.

Annual Report to Shareholders

Performance Information (Unaudited)—Continued

Growth of a $1,000,000 Investment—Institutional Select Class

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Performance would have been lower if fees had not been waived in various periods.

Annual Report to Shareholders

Growth of a $1,000,000 Investment—Financial Intermediary Class

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Performance would have been lower if fees had not been waived in various periods.

Annual Report to Shareholders

Spread Duration

Western Asset Core Plus Bond Portfolio

December 31, 2009 (Unaudited)

Economic Exposure

Spread duration is defined as the change in value for a 100 basis point change in the spread relative to Treasuries. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. This chart highlights the market sector exposure of the Fund’s portfolio and the exposure relative to the selected benchmark as of the end of the reporting period.

ABS—Asset Backed Securities

BAI—Barclays Capital U.S. Aggregate Index

CMBS—Commercial Mortgage Backed Securities

HY—High Yield

IG Credit—Investment Grade Credit

MBS—Mortgage Backed Securities

Annual Report to Shareholders

Effective Duration

Western Asset Core Plus Bond Portfolio

December 31, 2009 (Unaudited)

Interest Rate Exposure

Effective duration is defined as the change in value for a 100 basis point change in Treasury yields. This chart highlights the interest rate exposure of the Fund’s portfolio relative to the selected benchmark as of the end of the reporting period.

ABS—Asset Backed Securities

BAI—Barclays Capital U.S. Aggregate Index

CMBS—Commercial Mortgage Backed Securities

HY—High Yield

IG Credit—Investment Grade Credit

MBS—Mortgage Backed Securities

Annual Report to Shareholders

Performance Information (Unaudited)—Continued

Portfolio Composition (Unaudited) (as of December 31, 2009)A

Standard & Poor’s Debt RatingsB

(as a percentage of the portfolio)

Maturity Schedule

(as a percentage of the portfolio)

A

The pie charts above represent the composition of the Fund’s Portfolio as of December 31, 2009 and do not include derivatives such as Futures Contracts, Options Written, and Swaps. The Fund is actively managed. As a result, the composition of the portfolio holdings and sectors are subject to change at any time.

B	Source: Standard & Poor’s. These ratings are the opinions of S&P and not absolute measures of quality or guarantees of performance.
C	Common Stocks, Preferred Stocks and Warrants do not have a defined maturity date.

Annual Report to Shareholders

Portfolio of Investments

Western Asset Core Plus Bond Portfolio

December 31, 2009

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†		VALUE

Long-Term Securities	97.9%

Corporate Bonds and Notes	24.2%

Aerospace and Defense	0.2%
L-3 Communications Corp.		5.875%	1/15/15	$800,000		$799,000
L-3 Communications Corp.		6.375%	10/15/15	3,780,000		3,794,175
The Boeing Co.		6.000%	3/15/19	8,200,000		8,898,345
The Boeing Co.		4.875%	2/15/20	3,100,000		3,108,404

						16,599,924

Air Freight and Logistics	N.M.
United Parcel Service Inc.		4.500%	1/15/13	270,000		287,063

Airlines	1.0%
Continental Airlines Inc.		6.503%	12/15/12	1,065,000		1,065,000
Continental Airlines Inc.		6.900%	7/2/19	53,416		51,680
Continental Airlines Inc.		6.545%	8/2/20	9,256,532		9,071,401
Continental Airlines Inc.		5.983%	4/19/22	9,410,000		9,080,650
Continental Airlines Inc.		6.703%	12/15/22	203,503		189,258
DAE Aviation Holdings Inc.		11.250%	8/1/15	1,950,000		1,647,750	A
Delta Air Lines Inc.		6.619%	3/18/11	2,259,656		2,259,656
Delta Air Lines Inc.		7.570%	5/18/12	11,140,000		11,293,175
Delta Air Lines Inc.		7.111%	3/18/13	1,300,000		1,311,375
Delta Air Lines Inc.		6.821%	8/10/22	15,631,160		14,927,758
Northwest Airlines Corp.		7.575%	9/1/20	9,902,104		8,911,893
Northwest Airlines Inc.		0.951%	8/6/13	1,066,665		927,998	B
Northwest Airlines Inc.		1.019%	5/20/14	3,926,698		3,298,426	B
Southwest Airlines Co.		5.125%	3/1/17	5,320,000		5,106,035
United Air Lines Inc.		7.032%	4/1/12	360,716		360,716
United Air Lines Inc.		7.186%	10/1/12	1,746,160		1,754,891
United Air Lines Inc.		9.750%	1/15/17	6,040,000		6,160,800

						77,418,462

Automobiles	0.1%
DaimlerChrysler NA Holding Corp.		5.875%	3/15/11	500,000		522,787
DaimlerChrysler NA Holding Corp.		7.300%	1/15/12	3,315,000		3,603,876
DaimlerChrysler NA Holding Corp.		6.500%	11/15/13	1,390,000		1,523,767
Motors Liquidation Co.		9.450%	11/1/11	2,514,000		659,925	C
Motors Liquidation Co.		9.400%	7/15/21	674,000		176,082	C
Motors Liquidation Co.		8.250%	7/15/23	1,040,000		275,600	C
Motors Liquidation Co.		8.100%	6/15/24	368,000		95,680	C
Motors Liquidation Co.		8.375%	7/5/33	9,520,000	EUR	2,797,716	C
Motors Liquidation Co.		0.000%	3/15/36	8,887,000		1,199,745	C,D

						10,855,178

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Corporate Bonds and Notes—Continued

Beverages	0.3%
Anheuser-Busch InBev Worldwide Inc.		5.375%	1/15/20	$14,670,000	$14,967,199	A
Dr. Pepper Snapple Group Inc.		6.820%	5/1/18	6,100,000	6,843,090	E
PepsiCo Inc.		7.900%	11/1/18	210,000	257,724

					22,068,013

Building Products	0.2%
Masco Corp.		7.125%	8/15/13	5,830,000	6,068,272
Masco Corp.		6.125%	10/3/16	8,270,000	7,880,822

					13,949,094

Capital Markets	1.0%
Goldman Sachs Capital II		5.793%	12/29/49	1,810,000	1,402,750	D
Goldman Sachs Group LP		4.500%	6/15/10	1,760,000	1,791,721
Lehman Brothers Holdings Capital Trust VII		5.857%	11/29/49	5,530,000	1,659	C,D
Lehman Brothers Holdings Inc.		5.250%	2/6/12	1,690,000	329,550	C
Lehman Brothers Holdings Inc.		6.200%	9/26/14	8,690,000	1,694,550	C
Lehman Brothers Holdings Inc.		6.500%	7/19/17	5,280,000	1,584	C
Merrill Lynch and Co. Inc.		6.050%	5/16/16	390,000	393,509
Morgan Stanley		5.625%	1/9/12	470,000	496,001
Morgan Stanley		4.750%	4/1/14	8,460,000	8,508,620
Morgan Stanley		0.734%	10/18/16	7,380,000	6,836,079	B
The Bear Stearns Cos. Inc.		6.400%	10/2/17	12,645,000	13,784,074
The Bear Stearns Cos. Inc.		7.250%	2/1/18	32,890,000	37,752,885
The Goldman Sachs Group Inc.		6.600%	1/15/12	2,810,000	3,054,861
The Goldman Sachs Group Inc.		5.625%	1/15/17	1,420,000	1,450,331

					77,498,174

Chemicals	N.M.
Westlake Chemical Corp.		6.625%	1/15/16	810,000	774,563

Commercial Banks	0.6%
Bank One Corp.		7.875%	8/1/10	150,000	156,389
Bank One Corp.		5.900%	11/15/11	2,000,000	2,134,584
HBOS Treasury Services PLC		5.250%	2/21/17	4,570,000	4,531,859	A
SunTrust Capital VIII		6.100%	12/15/36	3,140,000	2,187,060	D
Wachovia Capital Trust III		5.800%	3/15/42	9,700,000	7,420,500	D
Wachovia Corp.		5.250%	8/1/14	720,000	745,388
Wachovia Corp.		5.750%	2/1/18	23,000,000	24,002,064
Wells Fargo and Co.		5.300%	8/26/11	75,000	79,431
Wells Fargo and Co.		5.000%	11/15/14	130,000	133,524
Wells Fargo Capital X		5.950%	12/15/36	6,995,000	6,085,650	D

					47,476,449

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Corporate Bonds and Notes—Continued

Commercial Services and Supplies	0.2%
RCS Equipment Rental Inc.		9.500%	12/1/14	$1,900,000	$1,902,375
Waste Management Inc.		7.375%	8/1/10	6,055,000	6,272,157
Waste Management Inc.		6.375%	11/15/12	2,110,000	2,321,238
Waste Management Inc.		5.000%	3/15/14	6,938,000	7,315,198
Waste Management Inc.		7.125%	12/15/17	500,000	554,364

					18,365,332

Communications Equipment	0.3%
EchoStar DBS Corp.		7.000%	10/1/13	6,340,000	6,522,275
EchoStar DBS Corp.		6.625%	10/1/14	1,185,000	1,195,369
EchoStar DBS Corp.		7.750%	5/31/15	2,745,000	2,875,387
Motorola Inc.		8.000%	11/1/11	10,850,000	11,603,945

					22,196,976

Computers and Peripherals	N.M.
International Business Machines Corp.		4.750%	11/29/12	40,000	42,974

Consumer Finance	1.4%
American Express Co.		6.800%	9/1/66	10,485,000	9,384,075	D
American Express Credit Corp.		5.125%	8/25/14	34,430,000	36,280,027
American General Finance Corp.		6.900%	12/15/17	8,600,000	5,971,444
Caterpillar Financial Services Corp.		6.200%	9/30/13	290,000	323,160
Ford Motor Credit Co.		7.250%	10/25/11	2,525,000	2,549,977
Ford Motor Credit Co.		7.000%	10/1/13	12,000,000	11,981,928
GMAC LLC		6.625%	5/15/12	177,000	173,460	A
GMAC LLC		8.000%	12/31/18	1,535,000	1,350,800	A
SLM Corp.		5.000%	10/1/13	17,665,000	16,250,740
SLM Corp.		5.375%	5/15/14	25,005,000	23,063,862
SLM Corp.		5.050%	11/14/14	4,690,000	4,230,282
SLM Corp.		5.000%	4/15/15	740,000	644,637
SLM Corp.		5.625%	8/1/33	4,160,000	3,136,470

					115,340,862

Diversified Consumer Services	0.1%
Service Corp. International		7.625%	10/1/18	400,000	396,000
Service Corp. International		7.500%	4/1/27	5,385,000	4,792,650

					5,188,650

Diversified Financial Services	3.8%
AAC Group Holding Corp.		10.250%	10/1/12	770,000	771,925	A
Air 2 US		8.027%	10/1/19	11,071,030	9,541,844	A

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Corporate Bonds and Notes—Continued

Diversified Financial Services—Continued
BAC Capital Trust XIV		5.630%	12/31/49	$2,240,000	$1,545,600	D
Bank of America Corp.		5.420%	3/15/17	2,030,000	2,003,817
Bank of America Corp.		5.750%	12/1/17	480,000	491,529
Boeing Capital Corp.		4.700%	10/27/19	5,760,000	5,619,410
Citigroup Inc.		4.125%	2/22/10	860,000	863,128
Citigroup Inc.		6.500%	8/19/13	150,000	159,779
Citigroup Inc.		6.375%	8/12/14	5,040,000	5,276,411
Citigroup Inc.		5.000%	9/15/14	270,000	260,286
Citigroup Inc.		5.500%	10/15/14	3,220,000	3,260,350
Citigroup Inc.		6.010%	1/15/15	16,390,000	16,735,796
Citigroup Inc.		8.500%	5/22/19	35,295,000	40,757,007
Citigroup Inc.		6.125%	8/25/36	1,560,000	1,337,847
Citigroup Inc.		5.875%	5/29/37	6,040,000	5,322,357
Citigroup Inc.		6.875%	3/5/38	36,010,000	35,938,628
DI Finance LLC		9.500%	2/15/13	1,004,000	1,016,550
General Electric Capital Corp.		2.125%	12/21/12	53,010,000	53,059,140
General Electric Capital Corp.		5.450%	1/15/13	1,175,000	1,249,125
General Electric Capital Corp.		5.625%	5/1/18	530,000	543,113
General Electric Capital Corp.		6.875%	1/10/39	48,530,000	50,116,203
General Electric Capital Corp.		6.375%	11/15/67	47,395,000	41,115,163	D
HSBC Finance Corp.		8.000%	7/15/10	70,000	72,542
HSBC Finance Corp.		6.375%	8/1/10	1,000,000	1,027,933
HSBC Finance Corp.		7.000%	5/15/12	160,000	173,978
HSBC Finance Corp.		6.375%	11/27/12	520,000	566,297
ILFC E-Capital Trust I		5.900%	12/21/65	24,400,000	12,688,000	A,D
ILFC E-Capital Trust II		6.250%	12/21/65	7,220,000	3,754,400	A,D
JPMorgan Chase and Co.		5.750%	1/2/13	4,430,000	4,724,542
JPMorgan Chase and Co.		5.125%	9/15/14	920,000	970,382
JPMorgan Chase and Co.		5.150%	10/1/15	490,000	507,417
JPMorgan Chase and Co.		6.125%	6/27/17	60,000	63,418
PHH Corp.		7.125%	3/1/13	5,940,000	5,494,500
Unilever Capital Corp.		7.125%	11/1/10	1,450,000	1,528,432

					308,556,849

Diversified Telecommunication Services	1.2%
AT&T Inc.		5.100%	9/15/14	8,640,000	9,293,702
AT&T Inc.		5.600%	5/15/18	25,000,000	26,198,975
AT&T Inc.		6.400%	5/15/38	3,257,000	3,347,118
BellSouth Corp.		4.750%	11/15/12	640,000	683,395
BellSouth Corp.		5.200%	9/15/14	8,250,000	8,835,692

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Corporate Bonds and Notes—Continued

Diversified Telecommunication Services—Continued
CenturyTel Inc.		6.000%	4/1/17	$8,270,000	$8,491,942
Citizens Communications Co.		7.875%	1/15/27	243,000	223,560
Intelsat Corp.		9.250%	8/15/14	1,840,000	1,890,600
Level 3 Financing Inc.		9.250%	11/1/14	2,465,000	2,329,425
Qwest Communications International Inc.		7.500%	2/15/14	2,754,000	2,764,328
Qwest Corp.		7.500%	10/1/14	2,680,000	2,783,850
Qwest Corp.		6.875%	9/15/33	5,600,000	4,928,000
Verizon Communications Inc.		8.750%	11/1/18	14,140,000	17,661,129
Verizon Global Funding Corp.		7.375%	9/1/12	155,000	174,719
Verizon New York Inc.		6.875%	4/1/12	3,942,000	4,288,955
Windstream Corp.		8.625%	8/1/16	574,000	584,045

					94,479,435

Electric Utilities	1.6%
Duke Energy Corp.		5.625%	11/30/12	1,010,000	1,102,626
Energy Future Holdings Corp.		10.875%	11/1/17	1,096,000	895,980
Energy Future Holdings Corp.		11.250%	11/1/17	113,667,764	80,419,944	F
Exelon Corp.		5.625%	6/15/35	455,000	411,449
FirstEnergy Corp.		6.450%	11/15/11	142,000	152,260
FirstEnergy Corp.		7.375%	11/15/31	23,775,000	25,769,770
Pacific Gas and Electric Co.		8.250%	10/15/18	40,000	48,842
Pacific Gas and Electric Co.		6.050%	3/1/34	5,180,000	5,408,096
Pacific Gas and Electric Co.		5.800%	3/1/37	11,790,000	11,949,224
Progress Energy Inc.		7.100%	3/1/11	52,000	55,038
The Detroit Edison Co.		5.200%	10/15/12	10,000	10,737

					126,223,966

Energy Equipment and Services	0.1%
Baker Hughes Inc.		7.500%	11/15/18	280,000	334,231
Complete Production Services Inc.		8.000%	12/15/16	5,355,000	5,281,369
Pride International Inc.		7.375%	7/15/14	1,440,000	1,486,800

					7,102,400

Food and Staples Retailing	0.7%
CVS Caremark Corp.		6.600%	3/15/19	16,900,000	18,493,484
CVS Pass-Through Trust		5.789%	1/10/26	108,764	100,567	A
CVS Pass-Through Trust		5.298%	1/11/27	528,339	481,859	A,G
CVS Lease Pass-Through Trust		5.880%	1/10/28	5,507,786	5,152,754
CVS Lease Pass-Through Trust		6.036%	12/10/28	19,526,539	18,478,744
CVS Pass-Through Trust		6.943%	1/10/30	3,141,756	3,158,251
Safeway Inc.		6.350%	8/15/17	310,000	339,283

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Corporate Bonds and Notes—Continued

Food and Staples Retailing—Continued
The Kroger Co.		6.400%	8/15/17	$1,270,000	$1,387,378
The Kroger Co.		6.150%	1/15/20	1,830,000	1,958,554
Wal-Mart Stores Inc.		5.800%	2/15/18	180,000	199,756
Wal-Mart Stores Inc.		6.200%	4/15/38	2,260,000	2,492,314

					52,242,944

Food Products	0.1%
Sara Lee Corp.		6.250%	9/15/11	9,750,000	10,402,226

Gas Utilities	0.2%
Southern Natural Gas Co.		5.900%	4/1/17	50,000	51,347	A
Southern Natural Gas Co.		8.000%	3/1/32	9,410,000	10,821,227
Suburban Propane Partners LP		6.875%	12/15/13	2,000,000	2,000,000

					12,872,574

Health Care Equipment and Supplies	N.M.
Biomet Inc.		10.375%	10/15/17	1,800,000	1,953,000	F

Health Care Providers and Services	1.2%
AmerisourceBergen Corp.		5.625%	9/15/12	6,445,000	6,862,333
AmerisourceBergen Corp.		5.875%	9/15/15	5,350,000	5,830,537
Community Health Systems Inc.		8.875%	7/15/15	5,820,000	6,023,700
DaVita Inc.		6.625%	3/15/13	4,435,000	4,446,087
Fresenius Medical Care Capital Trust IV		7.875%	6/15/11	681,000	705,686
HCA Inc.		8.750%	9/1/10	256,000	262,080
HCA Inc.		7.875%	2/1/11	1,000,000	1,028,750
HCA Inc.		6.300%	10/1/12	299,000	299,000
HCA Inc.		6.250%	2/15/13	1,243,000	1,208,818
HCA Inc.		5.750%	3/15/14	311,000	292,340
HCA Inc.		9.125%	11/15/14	70,000	73,850
HCA Inc.		9.625%	11/15/16	2,865,000	3,101,362	F
HCA Inc.		7.690%	6/15/25	723,000	662,053
HCA Inc.		7.500%	11/6/33	1,105,000	966,363
HCA Inc.		7.500%	11/15/95	15,410,000	12,175,749
Tenet Healthcare Corp.		7.375%	2/1/13	6,222,000	6,237,555
Tenet Healthcare Corp.		9.250%	2/1/15	11,570,000	12,322,050
Tenet Healthcare Corp.		9.000%	5/1/15	1,250,000	1,350,000	A
Tenet Healthcare Corp.		8.875%	7/1/19	1,220,000	1,317,600	A
UnitedHealth Group Inc.		4.875%	2/15/13	180,000	188,328
UnitedHealth Group Inc.		4.875%	4/1/13	18,130,000	18,998,790

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Corporate Bonds and Notes—Continued

Health Care Providers and Services—Continued
WellPoint Inc.		5.875%	6/15/17	$3,040,000	$3,131,966
WellPoint Inc.		7.000%	2/15/19	5,500,000	6,151,354

					93,636,351

Hotels, Restaurants and Leisure	0.2%
Boyd Gaming Corp.		6.750%	4/15/14	10,000	9,013
Boyd Gaming Corp.		7.125%	2/1/16	20,000	17,400
Inn of the Mountain Gods Resort and Casino		12.000%	11/15/10	1,070,000	442,712	C,H
Marriott International Inc.		5.810%	11/10/15	7,950,000	7,743,038
McDonald’s Corp.		5.350%	3/1/18	310,000	332,388
MGM MIRAGE		6.750%	9/1/12	435,000	388,238
MGM MIRAGE		10.375%	5/15/14	710,000	770,350	A
MGM MIRAGE		6.625%	7/15/15	380,000	295,450
MGM MIRAGE		7.625%	1/15/17	1,270,000	987,425
MGM MIRAGE		11.125%	11/15/17	1,645,000	1,821,837	A
Mohegan Tribal Gaming Authority		8.000%	4/1/12	245,000	208,556
River Rock Entertainment Authority		9.750%	11/1/11	220,000	207,350
Station Casinos Inc.		7.750%	8/15/16	9,760,000	1,525,000	C,H

					14,748,757

Household Products	0.1%
American Achievement Corp.		8.250%	4/1/12	250,000	249,375	A
Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC		7.750%	10/15/16	9,565,000	9,780,213	A

					10,029,588

Independent Power Producers and Energy Traders	1.0%
Calpine Corp.		8.000%	6/1/16	7,205,000	7,421,150	A
Dynegy Holdings Inc.		7.750%	6/1/19	5,740,000	4,979,450
NRG Energy Inc.		7.250%	2/1/14	3,130,000	3,169,125
NRG Energy Inc.		7.375%	2/1/16	2,546,000	2,549,182
NRG Energy Inc.		7.375%	1/15/17	595,000	596,488
The AES Corp.		8.750%	5/15/13	7,421,000	7,606,525	A
The AES Corp.		7.750%	3/1/14	20,549,000	20,857,235
The AES Corp.		7.750%	10/15/15	7,490,000	7,602,350
The AES Corp.		8.000%	10/15/17	25,444,000	26,111,905
The AES Corp.		8.000%	6/1/20	3,299,000	3,356,732

					84,250,142

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Corporate Bonds and Notes—Continued

Industrial Conglomerates	0.2%
General Electric Co.		5.000%	2/1/13	$7,055,000	$7,463,908
Tyco International Ltd./Tyco International Finance SA		7.000%	12/15/19	725,000	819,086
Tyco International Ltd./Tyco International Finance SA		6.875%	1/15/21	9,769,000	10,960,290

					19,243,284

Insurance	0.4%
American International Group Inc.		5.850%	1/16/18	5,390,000	4,422,651
American International Group Inc.		6.250%	3/15/37	360,000	198,000	D
ASIF Global Financing XIX		4.900%	1/17/13	2,180,000	2,006,152	A
Marsh and McLennan Cos. Inc.		5.150%	9/15/10	6,070,000	6,222,697
MetLife Capital Trust IV		7.875%	12/15/37	13,000,000	12,935,000	A,D
MetLife Inc.		6.400%	12/15/66	2,905,000	2,541,875	D
The Travelers Cos. Inc.		6.250%	3/15/67	2,760,000	2,514,332	D

					30,840,707

IT Services	N.M.
Electronic Data Systems Corp.		6.000%	8/1/13	775,000	856,701	E

Media	1.6%
CBS Corp.		7.625%	1/15/16	5,500,000	5,911,697
Charter Communications Operating LLC		10.875%	9/15/14	3,670,000	4,110,400	A
Comcast Cable Communications Inc.		6.750%	1/30/11	210,000	221,627
Comcast Cable Communications Inc.		8.875%	5/1/17	40,000	47,925
Comcast Corp.		6.500%	1/15/15	3,760,000	4,212,531
Comcast Corp.		6.500%	1/15/17	3,660,000	4,051,854
Comcast Corp.		5.875%	2/15/18	10,000	10,616
Comcast Corp.		6.450%	3/15/37	14,000,000	14,434,980
Comcast Corp.		6.950%	8/15/37	7,470,000	8,141,501
CSC Holdings Inc.		6.750%	4/15/12	500,000	516,250	I
CSC Holdings Inc.		8.625%	2/15/19	1,105,000	1,189,256	A
Gannett Co. Inc.		6.375%	4/1/12	4,560,000	4,560,000
Lamar Media Corp.		6.625%	8/15/15	460,000	441,600
News America Inc.		6.200%	12/15/34	260,000	261,304
News America Inc.		6.650%	11/15/37	1,330,000	1,404,888
News America Inc.		6.750%	1/9/38	200,000	207,464
Reed Elsevier Capital Inc.		8.625%	1/15/19	12,655,000	15,398,212
Time Warner Cable Inc.		8.750%	2/14/19	15,640,000	19,061,625
Time Warner Cable Inc.		8.250%	4/1/19	20,250,000	24,119,653

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Corporate Bonds and Notes—Continued

Media—Continued
Time Warner Cable Inc.		6.750%	6/15/39	$6,785,000	$7,105,964
Time Warner Entertainment Co. LP		8.375%	7/15/33	20,000	23,909
Time Warner Inc.		6.875%	5/1/12	4,460,000	4,882,554
Viacom Inc.		6.250%	4/30/16	6,750,000	7,356,704

					127,672,514

Metals and Mining	0.3%
Freeport-McMoRan Copper & Gold Inc.		8.375%	4/1/17	14,195,000	15,543,525
Steel Dynamics Inc.		6.750%	4/1/15	5,890,000	5,838,462
Steel Dynamics Inc.		7.750%	4/15/16	1,980,000	2,061,675	G

					23,443,662

Multi-Utilities	0.1%
Dominion Resources Inc.		4.750%	12/15/10	1,010,000	1,039,637
Dominion Resources Inc.		5.700%	9/17/12	5,495,000	5,937,952
Dominion Resources Inc.		8.875%	1/15/19	90,000	112,159

					7,089,748

Multiline Retail	0.1%
J.C. Penney Co. Inc.		7.400%	4/1/37	690,000	684,825
Target Corp.		4.000%	6/15/13	5,340,000	5,564,787
The Neiman-Marcus Group Inc.		9.000%	10/15/15	4,414,018	4,314,703	F

					10,564,315

Oil, Gas and Consumable Fuels	3.5%
Anadarko Petroleum Corp.		8.700%	3/15/19	15,000	18,659
Anadarko Petroleum Corp.		6.450%	9/15/36	26,105,000	27,263,253
Apache Corp.		6.000%	1/15/37	240,000	255,372
Chesapeake Energy Corp.		6.375%	6/15/15	1,205,000	1,180,900
Chesapeake Energy Corp.		6.250%	1/15/18	1,970,000	1,891,200
Chesapeake Energy Corp.		7.250%	12/15/18	5,855,000	5,898,912
Conoco Inc.		6.950%	4/15/29	638,000	723,202
ConocoPhillips		8.750%	5/25/10	3,100,000	3,203,286
ConocoPhillips		5.900%	10/15/32	10,000	10,201
Devon Energy Corp.		6.300%	1/15/19	14,500,000	16,145,126
Devon Energy Corp.		7.950%	4/15/32	210,000	266,965
El Paso Corp.		7.000%	6/15/17	19,000,000	18,844,048
El Paso Corp.		7.800%	8/1/31	3,267,000	3,075,662
Energy Transfer Partners LP		6.125%	2/15/17	5,305,000	5,502,447
Energy Transfer Partners LP		6.700%	7/1/18	320,000	342,624
Energy Transfer Partners LP		9.700%	3/15/19	15,000,000	18,526,545
Enterprise Products Operating LLP		6.300%	9/15/17	4,300,000	4,629,049

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Corporate Bonds and Notes—Continued

Oil, Gas and Consumable Fuels—Continued
Hess Corp.		8.125%	2/15/19	$22,800,000	$27,495,820
Hess Corp.		7.875%	10/1/29	5,290,000	6,344,583
Hess Corp.		7.300%	8/15/31	12,445,000	14,142,324
Kerr-McGee Corp.		6.875%	9/15/11	800,000	860,106
Kerr-McGee Corp.		6.950%	7/1/24	2,780,000	3,010,704
Kerr-McGee Corp.		7.875%	9/15/31	10,555,000	12,310,666
Kinder Morgan Energy Partners LP		6.750%	3/15/11	40,000	42,301
Kinder Morgan Energy Partners LP		7.125%	3/15/12	7,670,000	8,363,813
Kinder Morgan Energy Partners LP		5.850%	9/15/12	20,000	21,523
Kinder Morgan Energy Partners LP		5.000%	12/15/13	1,879,000	1,972,593
Kinder Morgan Energy Partners LP		6.000%	2/1/17	5,190,000	5,449,054
Kinder Morgan Energy Partners LP		6.950%	1/15/38	1,697,000	1,808,600
Noble Energy Inc.		8.250%	3/1/19	14,600,000	17,467,163
Occidental Petroleum Corp.		7.000%	11/1/13	360,000	413,634
Peabody Energy Corp.		6.875%	3/15/13	125,000	126,406
Peabody Energy Corp.		5.875%	4/15/16	880,000	858,000
Pemex Project Funding Master Trust		0.855%	12/3/12	104,000	100,360	A,B
Pemex Project Funding Master Trust		6.625%	6/15/35	21,623,000	20,588,361
SandRidge Energy Inc.		9.875%	5/15/16	6,450,000	6,788,625	A
SandRidge Energy Inc.		8.750%	1/15/20	470,000	470,000	A
Seariver Maritime Inc.		0.000%	9/1/12	70,000	64,983	J
The Williams Cos. Inc.		8.750%	1/15/20	9,050,000	10,796,387
The Williams Cos. Inc.		7.875%	9/1/21	3,160,000	3,624,583
The Williams Cos. Inc.		7.500%	1/15/31	990,000	1,067,946
The Williams Cos. Inc.		7.750%	6/15/31	530,000	581,206
XTO Energy Inc.		7.500%	4/15/12	971,000	1,082,696
XTO Energy Inc.		5.500%	6/15/18	7,710,000	8,224,002
XTO Energy Inc.		6.500%	12/15/18	12,341,000	14,102,061
XTO Energy Inc.		6.750%	8/1/37	2,570,000	3,027,182

					278,983,133

Paper and Forest Products	N.M.
Georgia-Pacific Corp.		8.125%	5/15/11	9,000	9,450

Pharmaceuticals	1.0%
Abbott Laboratories		5.125%	4/1/19	29,920,000	31,295,363
Merck and Co. Inc.		6.000%	9/15/17	340,000	377,653
Pfizer Inc.		6.200%	3/15/19	17,695,000	19,670,151
Roche Holdings Inc.		6.000%	3/1/19	9,990,000	10,977,522	A
Wyeth		5.950%	4/1/37	19,955,000	20,808,635

					83,129,324

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Corporate Bonds and Notes—Continued

Real Estate Investment Trusts (REITs)	0.1%
Health Care Property Investors Inc.		6.450%	6/25/12	$6,240,000	$6,424,373
Ventas Inc.		9.000%	5/1/12	1,240,000	1,295,800
Ventas Inc.		6.750%	4/1/17	850,000	822,375

					8,542,548

Real Estate Management and Development	N.M.
Forest City Enterprises Inc.		6.500%	2/1/17	597,000	453,720

Semiconductors and Semiconductor Equipment	N.M.
Freescale Semiconductor Inc.		8.875%	12/15/14	10,000	9,175

Specialty Retail	0.3%
Autozone Inc.		6.950%	6/15/16	10,890,000	11,805,696
Home Depot Inc.		5.250%	12/16/13	5,510,000	5,898,769
Home Depot Inc.		5.400%	3/1/16	8,230,000	8,615,658

					26,320,123

Thrifts and Mortgage Finance	N.M.
Countrywide Financial Corp.		5.800%	6/7/12	350,000	371,529
Countrywide Financial Corp.		6.250%	5/15/16	290,000	294,978

					666,507

Tobacco	0.1%
Reynolds American Inc.		7.250%	6/1/12	1,720,000	1,890,818
Reynolds American Inc.		7.625%	6/1/16	100,000	109,018
Reynolds American Inc.		6.750%	6/15/17	8,430,000	8,730,159

					10,729,995

Wireless Telecommunication Services	0.9%
Cellco Partnership/Verizon Wireless Capital LLC		8.500%	11/15/18	36,325,000	45,056,876
Cricket Communications Inc.		7.750%	5/15/16	6,215,000	6,199,463
Sprint Capital Corp.		8.375%	3/15/12	17,545,000	18,159,075
Sprint Capital Corp.		6.900%	5/1/19	720,000	662,400
Sprint Capital Corp.		8.750%	3/15/32	3,440,000	3,242,200

					73,320,014

Total Corporate Bonds and Notes (Cost—$1,933,047,721)					1,946,434,866

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Asset-Backed Securities	3.7%

Fixed Rate Securities	0.6%
Chase Issuance Trust 2007-A17 A		5.120%	10/15/14	$100,000	$107,724
Conseco Finance Securitizations Corp. 2000-4		8.310%	5/1/32	1,797,869	1,400,522
Contimortgage Home Equity Trust 1997-4 B1F		7.330%	10/15/28	912,128	791,470
Credit-Based Asset Servicing and Securitization LLC 2006-MH1 AF2		5.650%	10/25/36	528,253	533,702	A,D
Green Tree Financial Corp. 1992-2 B		9.150%	1/15/18	102,834	69,077
Green Tree Financial Corp. 1993-2		8.000%	7/15/18	309,449	305,433
Green Tree Financial Corp. 1996-5		8.100%	7/15/27	1,871,690	193,545
Green Tree Home Improvement Loan Trust 1996-A		7.400%	2/15/26	164,530	107,686
Hertz Vehicle Financing LLC 2009-2A A2		5.290%	3/25/16	14,890,000	14,856,380	A
Honda Auto Receivables Owner Trust 2009-2 A3		2.790%	1/15/13	80,000	81,621
Lehman ABS Manufactured Housing Contract 2001-B A3		4.350%	5/15/14	2,686,109	2,390,627
Lehman ABS Manufactured Housing Contract 2001-B A6		6.467%	8/15/28	1,827,285	1,644,842
Merrill Lynch Mortgage Investors Inc. 2005-SD1 A2		5.666%	5/25/46	692,346	638,048
Nissan Auto Receivables Owner Trust 2009-A A3		3.200%	2/15/13	55,000	56,495
Origen Manufactured Housing Contract Trust 2005-B		5.910%	1/15/37	4,797,000	4,255,784
Origen Manufactured Housing Contract Trust 2005-B		5.990%	1/15/37	1,500,000	1,226,570
Origen Manufactured Housing Contract Trust 2005-B		6.480%	1/15/37	2,100,000	1,670,245
Patrons’ Legacy 2003-IV		5.775%	12/23/63	8,900,000	7,887,395	A,G
Pegasus Aviation Lease Securitization 2000-1 A2		8.370%	3/25/30	4,475,000	1,387,250	A,G
Structured Asset Securities Corp. 2004-6XS A5B		5.550%	3/25/34	8,560,228	7,478,065
UCFC Home Equity Loan 1998-C		5.935%	1/15/30	3,580	3,112
Vanderbilt Mortgage Finance 1997-B 1B2		8.155%	10/7/26	158,879	132,174
WEF Issuer LLC 2006-A		5.190%	12/15/14	74,486	74,210	A

					47,291,977

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Asset-Backed Securities—Continued

Indexed SecuritiesB	3.0%
ACE Securities Corp. 2006-GP1 A		0.361%	2/25/31	$382,749	$286,798
Ace Securities Corp. Home Equity Loan Trust 2006-SL3		0.331%	6/25/36	927,843	102,797
AFC Home Equity Loan Trust 2002-2		0.531%	6/25/30	369,422	169,176
Asset Backed Securities Corp. Home Equity Loan Trust 2001-HE3		0.773%	11/15/31	222,712	172,136
Bear Stearns Asset Backed Securities Inc. 2005-CL1		0.731%	9/25/34	7,649,857	5,111,058
Bear Stearns Asset Backed Securities Inc. 2006-1 A		0.511%	2/25/36	1,353,308	1,142,738
CDC Mortgage Capital Trust 2002-HE1		0.851%	1/25/33	407,871	311,163
Chase Issuance Trust 2009-A2 A2		1.783%	4/15/14	160,000	163,685
Countrywide Asset-Backed Certificates 2002-BC1		0.891%	4/25/32	126,253	61,499
Countrywide Asset-Backed Certificates 2003-1		0.911%	6/25/33	259,708	182,868
Countrywide Asset-Backed Certificates 2003-BC3		0.851%	9/25/33	637,078	462,378
Countrywide Asset-Backed Certificates 2004-2 M1		0.731%	5/25/34	390,000	245,016
Countrywide Asset-Backed Certificates 2006-SD4 A1		0.571%	12/25/36	206,393	89,389	A
Countrywide Home Equity Loan Trust 2002-F		0.583%	11/15/28	286,499	184,182
Countrywide Home Equity Loan Trust 2004-I A		0.523%	2/15/34	348,207	150,916
Countrywide Home Equity Loan Trust 2006-E 2A		0.373%	7/15/36	362,581	128,863
Countrywide Home Equity Loan Trust 2006-HW 2A1B		0.383%	11/15/36	2,275,766	1,706,824
Countrywide Home Equity Loan Trust 2006-RES		0.493%	6/15/29	443,797	101,097	A
Credit-Based Asset Servicing and Securitization 2007-RP1 A		0.541%	5/25/46	29,841,854	14,680,700	A,G
EMC Mortgage Loan Trust 2002-B A1		0.881%	2/25/41	451,986	321,926	A
Fairbanks Capital Mortgage Loan Trust 1999-1 A		1.431%	5/25/28	710,755	567,600	A
GMAC Mortgage Corp. Loan Trust 2004-HE3 A2VN		0.471%	10/25/34	42,645,181	23,700,401
GMAC Mortgage Corp. Loan Trust 2004-VF1 A1		0.981%	2/25/31	4,285,603	2,586,297	A

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Asset-Backed Securities—Continued

Indexed Securities—Continued
GMAC Mortgage Corp. Loan Trust 2006-HE1 A	0.441%	11/25/36	$1,714,981	$647,071
Greenpoint Mortgage Funding Trust 2005-HE1	0.631%	9/25/34	3,397,402	1,802,210
GSAA Home Equity Trust 2005-6 A3	0.601%	6/25/35	5,000,000	2,745,788
GSAA Home Equity Trust 2007-6 A4	0.531%	5/25/47	24,440,000	13,225,290
GSAMP Trust 2006-S4	0.321%	5/25/36	150,030	12,879
IndyMac Home Equity Loan Asset-Backed Trust 2001-A	0.491%	3/25/31	69,272	36,424
IndyMac Seconds Asset Backed Trust A-A	0.361%	6/25/36	527,997	50,112
Lehman XS Trust 2005-5N	0.531%	11/25/35	15,949,551	10,025,978
Lehman XS Trust 2005-5N 3A1A	0.531%	11/25/35	4,421,089	2,525,249
Lehman XS Trust 2006-2N 1A1	0.491%	2/25/46	3,542,922	1,840,809
Lehman XS Trust 2006-4N A2A	0.451%	4/25/46	5,758,630	2,643,688
Lehman XS Trust 2007-8H A1	0.361%	6/25/37	64,200,066	34,563,961
Lehman XS Trust 2007-9 1A1	0.351%	6/25/37	575,244	330,353
Long Beach Mortgage Loan Trust 2006-8 2A4	0.471%	9/25/36	7,500,000	2,721,096
Long Beach Mortgage Loan Trust 2006-9 2A3	0.391%	10/25/36	6,200,000	2,183,740
Merrill Lynch Mortgage Investors Trust 2007-SD1 A1	0.681%	2/25/37	76,288,175	32,591,880
Morgan Stanley ABS Capital I 2003-HE3 M1	0.911%	10/25/33	1,400,000	942,763
Morgan Stanley Mortgage Loan Trust 2006-4SL A1	0.381%	3/25/36	285,117	42,935
MSDWCC Heloc Trust 2005-1	0.421%	7/25/17	1,640,606	765,354
Nelnet Student Loan Trust 2008-4 A4	1.762%	4/25/24	430,000	448,918
Option One Mortgage Loan Trust 2003-1	1.071%	2/25/33	12,484	8,570
Provident Bank Home Equity Loan Trust 2000-2	0.771%	8/25/31	215,023	64,934
RAAC 2006-RP2 A	0.481%	2/25/37	329,714	203,630	A
RAAC 2006-RP3 A	0.501%	5/25/36	34,824	16,713	A
RAAC 2006-RP4 A	0.521%	1/25/46	23,272,793	14,029,301	A
RAAC 2007-RP2 M1	0.881%	2/25/46	600,000	9,524	A
RAAC 2007-SP3 A1	1.431%	9/25/37	710,114	455,328
Renaissance Home Equity Loan Trust 2003-4 A3	0.851%	3/25/34	15,420,885	12,512,626
Renaissance Home Equity Loan Trust 2005-1	0.561%	5/25/35	2,246,331	1,651,893
Residential Asset Mortgage Products Inc. 2003-RS4	0.891%	5/25/33	660,046	407,113

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Asset-Backed Securities—Continued

Indexed Securities—Continued
Residential Funding Mortgage Securities II 2003-HS3		0.521%	8/25/33	$173,066	$99,739
Residential Funding Securities Corp. 2002-RP2 A1		0.981%	10/25/32	5,161,297	2,832,262	A,G
SACO I Trust 2006-3 A3		0.461%	4/25/36	2,951,454	487,738
SACO I Trust 2006-5 1A		0.381%	4/25/36	250,247	32,531
SACO I Trust 2006-6 A		0.361%	6/25/36	386,676	65,976
Salomon Brothers Mortgage Securities VII 2002-CIT1		0.831%	3/25/32	121,420	116,793
Securitized Asset Backed Receivables LLC 2007-BR3 A2B		0.451%	4/25/37	51,787,000	17,768,891
Securitized Asset Backed Receivables LLC Trust 2007-BR2 A2		0.461%	2/25/37	30,069,462	13,282,935
SLM Student Loan Trust 2006-5		0.272%	7/25/17	72,894	72,871
Southern Pacific Secured Asset Corp. 1998-2		0.571%	7/25/29	17,170	7,501
Structured Asset Securities Corp. 2006-ARS1 A1		0.341%	2/25/36	676,977	49,315	A
Truman Capital Mortgage Loan Trust 2006-1		0.491%	3/25/36	18,632,833	9,502,745	A,G
Vanderbilt Mortgage Finance 1999-D		3.485%	1/7/30	4,100,000	2,866,625
Wachovia Asset Securitization Inc. 2002-HE1		0.601%	9/27/32	531,983	314,983
Wachovia Asset Securitization Inc. 2002-HE2		0.661%	12/25/32	56,195	36,432
Wachovia Asset Securitization Inc. 2003-HE1		0.521%	3/25/33	12,205	7,490

					239,680,464

Variable Rate SecuritiesI	0.1%
Countrywide Asset-Backed Certificates 2004-15		4.614%	12/25/32	7,701,220	7,216,071
Structured Asset Securities Corp. 2005-SC1 1A2		9.113%	5/25/31	597,870	425,760	A
Terwin Mortgage Trust 2006-10SL A1		3.212%	10/25/37	24,997,547	4,986,508	A
Vanderbilt Mortgage Finance 1997-C		7.830%	8/7/27	365,650	281,059

					12,909,398

Total Asset-Backed Securities (Cost—$523,937,305)					299,881,839

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Mortgage-Backed Securities	12.1%

Fixed Rate Securities	3.1%
Banc of America Commercial Mortgage Inc. 2006-1 A4		5.372%	9/10/45	$310,000	$299,804
Banc of America Commercial Mortgage Inc. 2007-5 A3		5.620%	2/10/51	2,430,000	2,358,437
Banc of America Funding Corp. 2003-1		6.000%	5/20/33	293,572	296,232
Banc of America Funding Corp. 2006-8T2 A2		5.791%	10/25/36	32,450	31,767
Bear Stearns Commercial Mortgage Securities 2007-PW17 A3		5.736%	6/11/50	6,250,000	6,104,067
Commercial Capital Access One Inc. 2I		12.000%	11/15/27	1,828,674	321,461	A
Commercial Mortgage Pass-Through Certificates 2001-J1A A2		6.457%	2/14/34	400,084	411,209	A
Countrywide Alternative Loan Trust 2003-20CB 1A1		5.500%	10/25/33	18,744,144	18,120,316
GE Capital Commercial Mortgage Corp. 2007-C1 A4		5.543%	12/10/49	14,000,000	11,356,117
GS Mortgage Securities Corp. II 2005-GG4		4.680%	7/10/39	18,650,000	18,728,091
JP Morgan Chase Commercial Mortgage Pass-Through Certificates 2005-CIBC12		4.895%	9/12/37	3,000,000	2,894,239
JP Morgan Chase Commercial Mortgage Securities Corp. 2006-LDP9 A3		5.336%	5/15/47	25,134,000	21,797,886
JP Morgan Chase Commercial Mortgage Securities Corp. 2007-LDPX A3		5.420%	5/15/49	24,000,000	20,245,346
LB-UBS Commercial Mortgage Trust 2000-C3 A2		7.950%	5/15/25	13,316	13,334
LB-UBS Commercial Mortgage Trust 2005-C3 A5		4.739%	7/15/30	3,000,000	2,902,187
LB-UBS Commercial Mortgage Trust 2005-C3 AAB		4.664%	7/15/30	4,100,000	4,129,501
LB-UBS Commercial Mortgage Trust 2005-C5		4.954%	9/15/30	1,570,000	1,521,338
MASTR Reperforming Loan Trust 2005-1 1A1		6.000%	8/25/34	4,288,754	3,898,745	A
MASTR Reperforming Loan Trust 2005-1 1A3		7.000%	8/25/34	6,133,871	5,801,300	A
Merrill Lynch/Countrywide Commercial Mortgage 2007-6 A4		5.485%	3/12/51	22,470,000	18,278,945
Morgan Stanley Capital I 2005-HQ6		4.989%	8/13/42	21,070,000	20,395,233
Morgan Stanley Capital I 2007-HQ11 A31		5.439%	2/12/44	3,995,000	3,954,085

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Mortgage-Backed Securities—Continued

Fixed Rate Securities—Continued
Morgan Stanley Capital I 2007-IQ14 A4		5.692%	4/15/49	$15,200,000	$12,808,044
Morgan Stanley Mortgage Loan Trust 2006-2 5A2		5.500%	2/25/36	108,503	106,506
Prime Mortgage Trust 2006-DR1 2A2		6.000%	11/25/36	66,590,540	55,873,625	A
Residential Accredit Loans Inc. 2007-QS4 3A9		6.000%	3/25/37	9,200,000	6,346,686
Residential Asset Mortgage Products Inc. 2004-SL2		8.500%	10/25/31	191,554	181,737
Residential Asset Mortgage Products Inc. 2004-SL4		7.500%	7/25/32	1,812,953	1,717,773
Residential Asset Mortgage Products Inc. 2005-SL2		7.500%	3/25/32	8,848,860	7,926,643
Residential Asset Securitization Trust 2003-A14		4.750%	2/25/19	1,678,024	1,619,293

					250,439,947

Indexed SecuritiesB	5.5%
American Home Mortgage Assets Trust 2006-3		0.421%	7/25/46	16,323,712	7,801,241
American Home Mortgage Investment Trust 2005-4		0.521%	11/25/45	13,537,729	7,433,861
Bayview Commercial Asset Trust 2006-2A A1		0.461%	7/25/36	1,569,193	1,007,961	A
Bayview Commercial Asset Trust 2006-SP1 A1		0.501%	4/25/36	1,456,071	1,262,019	A
Bear Stearns Second Lien Trust 2007-SV1A A1		0.451%	12/25/36	4,756,163	3,289,564	A
Chevy Chase Mortgage Funding Corp. 2005-4A A1		0.431%	10/25/36	1,514,097	711,079	A
Citigroup Mortgage Loan Trust Inc. 2005-5		5.388%	8/25/35	206,987	117,035
Citigroup Mortgage Loan Trust Inc. 2005-HE2		0.631%	7/25/35	6,645,551	5,306,473	A
Citigroup Mortgage Loan Trust Inc. 2006-AR9 1A3		0.476%	11/25/36	37,346,000	16,299,001
Countrywide Alternative Loan Trust 2004-J9 3A4		0.621%	10/25/34	83,061	46,302
Countrywide Alternative Loan Trust 2005-38 A3		0.581%	9/25/35	15,373,831	8,018,431
Countrywide Alternative Loan Trust 2005-44 1A1		0.561%	10/25/35	18,936,646	9,882,782

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Mortgage-Backed Securities—Continued

Indexed Securities—Continued
Countrywide Alternative Loan Trust 2005-44 2A1	0.541%	10/25/35	$9,816,229	$5,231,761
Countrywide Alternative Loan Trust 2005-56 3A1	0.521%	11/25/35	11,940,302	6,320,227
Countrywide Alternative Loan Trust 2005-56 4A1	0.541%	11/25/35	6,129,571	3,170,338
Countrywide Alternative Loan Trust 2005-59 1A1	0.563%	11/20/35	5,891,983	3,092,580
Countrywide Alternative Loan Trust 2005-72 A1	0.501%	1/25/36	4,108,637	2,172,959
Countrywide Alternative Loan Trust 2005-J12	0.501%	8/25/35	702,031	353,058
Countrywide Alternative Loan Trust 2006-0A10 4A1	0.421%	8/25/46	638,191	317,483
Countrywide Alternative Loan Trust 2006-0A11 A4	0.421%	9/25/46	679,864	303,543
Countrywide Alternative Loan Trust 2006-0A2 A5	0.463%	5/20/46	7,068,734	3,385,589
Countrywide Alternative Loan Trust 2006-0A9 2A1B	0.433%	7/20/46	709,870	315,147
Countrywide Alternative Loan Trust 2006-OA1 2A1	0.443%	3/20/46	149,559	73,196
Countrywide Alternative Loan Trust 2006-OA18 A2	0.471%	12/25/36	284,041	67,631
Countrywide Alternative Loan Trust 2006-OA2 A1	0.443%	5/20/46	13,845,883	6,713,367
Countrywide Alternative Loan Trust 2006-OC2 2A3	0.521%	2/25/36	10,000,000	2,029,063
Countrywide Home Loans 2005-09 1A1	0.531%	5/25/35	7,263,211	3,947,865
Countrywide Home Loans 2005-R3	0.631%	9/25/35	5,352,206	4,014,590	A
Countrywide Home Loans 2006-OA5 1A1	0.431%	4/25/46	4,523,417	2,170,874
DSLA Mortgage Loan Trust 2006-AR1 1A1A	1.464%	3/19/46	1,854,184	789,057
First Horizon Alternative Mortgage Securities 2006-FA8 1A8	0.601%	2/25/37	633,992	313,452
GMAC Mortgage Corp. Loan Trust 2005-AR6 2A1	5.196%	11/19/35	289,181	226,118
Greenpoint Mortgage Funding Trust 2005-AR5 2A2	0.501%	11/25/46	4,809,448	1,434,047
Greenpoint Mortgage Funding Trust 2006-AR3 3A1	0.461%	4/25/36	4,858,648	2,049,755

Annual Report to Shareholders

% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Mortgage-Backed Securities—Continued

Indexed Securities—Continued
Greenpoint Mortgage Funding Trust 2007-AR2 1A1	0.361%	4/25/47	$46,343,265	$33,055,261
GSMPS Mortgage Loan Trust 2005-RP2	0.581%	3/25/35	17,682,104	14,270,333	A
GSMPS Mortgage Loan Trust 2005-RP3	0.581%	9/25/35	27,433,006	20,339,242	A
Harborview Mortgage Loan Trust 2005-3	0.473%	6/19/35	14,627,994	8,428,893
Harborview Mortgage Loan Trust 2005-7	3.122%	6/19/45	5,575,099	2,773,423
Harborview Mortgage Loan Trust 2006-13 A	0.413%	11/19/46	674,342	321,474
Harborview Mortgage Loan Trust 2006-7	0.433%	10/19/37	3,269,315	1,669,792
Harborview Mortgage Loan Trust 2007-4 2A1	0.453%	7/19/47	29,430,111	14,826,487
Impac CMB Trust 2003-4 1A1	0.871%	10/25/33	111,197	69,455
Impac Secured Assets Corp. 2005-2	0.551%	3/25/36	385,410	148,388
Impac Secured Assets Corp. 2006-1 1A2B	0.431%	5/25/36	144,423	38,763
Impac Secured Assets Corp. 2006-2 2A1	0.581%	8/25/36	4,146,606	3,292,559
IndyMac Inda Mortgage Loan Trust 2007-AR7 1A1	6.158%	11/25/37	11,570,013	8,027,136
IndyMac Index Mortgage Loan Trust 2004-AR2 2A1	0.851%	6/25/34	35,236	24,415
IndyMac Index Mortgage Loan Trust 2006-AR15 A1	0.351%	7/25/36	248,087	115,176
IndyMac Index Mortgage Loan Trust 2006-AR6 2A1A	0.431%	6/25/47	576,355	292,905
La Hipotecaria SA 2007-1GA A	5.500%	12/23/36	323,465	284,614	A,G
Lehman XS Trust 2006-GP2 1A1A	0.301%	6/25/46	25,132	24,865
Luminent Mortgage Trust 2006-4 A1A	0.421%	5/25/46	488,051	215,920
Luminent Mortgage Trust 2006-7 2A1	0.401%	12/25/36	4,624,932	2,139,708
MASTR Adjustable Rate Mortgages Trust 2004-13	3.096%	11/21/34	1,830,000	1,484,999
MASTR Adjustable Rate Mortgages Trust 2006-0A1 1A1	0.441%	4/25/46	484,214	219,243
MASTR Adjustable Rate Mortgages Trust 2007-3 12A1	0.431%	5/25/47	874,795	413,700
MASTR Reperforming Loan Trust 2005-2 1A1F	0.581%	5/25/35	5,040,113	3,999,936	A
MLCC Mortgage Investors Inc. 2003-B	0.571%	4/25/28	2,285,210	1,811,803
MLCC Mortgage Investors Inc. 2006-1 1A	3.763%	2/25/36	716,228	521,814
Novastar Mortgage-Backed Notes 2006-MTA1 2A1A	0.421%	9/25/46	484,558	227,418
RBSGC Mortgage Pass-Through Certificates 2007-B 1A4	0.681%	1/25/37	37,873,930	18,630,341

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Mortgage-Backed Securities—Continued

Indexed Securities—Continued
Residential Accredit Loans Inc. 2005-QO3 A1	0.631%	10/24/45	$2,219,436	$1,140,607
Residential Accredit Loans Inc. 2006-QO10 A1	0.391%	1/25/37	12,000,793	6,223,525
Residential Accredit Loans Inc. 2006-QO8 1A1A	0.321%	10/25/46	1,254,093	1,187,149
Residential Accredit Loans Inc. 2007-QO4 A1A	0.421%	5/25/47	12,533,200	6,542,428
Sequoia Mortgage Trust A4	0.592%	11/25/24	8,166	6,673
Structured Adjustable Rate Mortgage Loan Trust 2004-20 2A1	3.991%	1/25/35	307,553	213,643
Structured Adjustable Rate Mortgage Loan Trust 2005-19XS	0.531%	10/25/35	369,044	227,939
Structured Asset Mortgage Investments Inc. 2002-AR5 A1	0.683%	5/19/33	1,703,961	1,441,923
Structured Asset Mortgage Investments Inc. 2003-AR1 A1	0.985%	10/19/33	583,738	461,690
Structured Asset Mortgage Investments Inc. 2006-AR3 11A1	0.441%	4/25/36	5,077,112	2,909,159
Structured Asset Mortgage Investments Inc. 2006-AR6 1A1	0.411%	7/25/46	440,965	222,298
Structured Asset Mortgage Investments Inc. 2006-AR7 A1A	0.441%	8/25/36	37,562,726	18,165,026
Structured Asset Mortgage Investments Inc. 2007-AR4 GA4B	0.411%	9/25/47	994,067	524,439
Terwin Mortgage Trust 2006-9HGA A1	0.311%	10/25/37	151,214	151,286	A
Thornburg Mortgage Securities Trust 2004-3 A	0.601%	9/25/44	1,230,408	1,064,536
WaMu Mortgage Pass-Through Certificates 2005-AR06 2A1A	0.461%	4/25/45	9,750,174	7,172,462
WaMu Mortgage Pass-Through Certificates 2005-AR08 1A1A	0.501%	7/25/45	9,505,165	6,905,501
WaMu Mortgage Pass-Through Certificates 2005-AR1 A1A	0.551%	1/25/45	2,275,131	1,586,294
WaMu Mortgage Pass-Through Certificates 2005-AR11	0.551%	8/25/45	30,769,898	21,462,659
WaMu Mortgage Pass-Through Certificates 2005-AR13 A1A1	0.521%	10/25/45	17,661,082	12,647,848
WaMu Mortgage Pass-Through Certificates 2005-AR13 B10	1.431%	10/25/45	5,785,305	61,187	A

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Mortgage-Backed Securities—Continued

Indexed Securities—Continued
WaMu Mortgage Pass-Through Certificates 2005-AR15 A1A1		0.491%	11/25/45	$16,482,792	$11,793,414
WaMu Mortgage Pass-Through Certificates 2005-AR15 A1A2		0.511%	11/25/45	26,224,391	15,383,388
WaMu Mortgage Pass-Through Certificates 2005-AR17 A1A1		0.501%	12/25/45	380,538	257,554
WaMu Mortgage Pass-Through Certificates 2005-AR17 A1A2		0.521%	12/25/45	15,779,134	8,483,527
WaMu Mortgage Pass-Through Certificates 2005-AR19 A1A1		0.501%	12/25/45	22,921,573	16,014,320
WaMu Mortgage Pass-Through Certificates 2005-AR19 A1A2		0.521%	12/25/45	25,007,492	15,895,222
WaMu Mortgage Pass-Through Certificates 2007-0A5 1A		1.294%	6/25/47	12,033,307	6,483,193
Wells Fargo Alternative Loan Trust 2007-PA2 2A1		0.661%	6/25/37	46,281,741	22,884,803
Wells Fargo Mortgage Backed Securities Trust 2006-AR8 3A2		5.242%	4/25/36	5,713,000	3,934,919

					438,784,124

Stripped Securities	N.M.
Diversified REIT Trust 2001-1A		1.666%	3/8/10	3,705,380	118,202	A,H,K1
FFCA Secured Lending Corp. 1999-1A		1.251%	9/18/25	135,254	2,691	A,H,K1
LB-UBS Commercial Mortgage Trust 2001-C3 X		0.918%	6/15/36	7,964,231	84,959	A,H,K1
Voyager Delaware Trust 2009-1 UGL2		1.464%	3/20/47	1,358,551	127,315	A,G,H,K1
Voyager Delaware Trust UAU7		0.481%	12/26/36	1,950,006	638,627	A,H,K1

					971,794

Variable Rate SecuritiesI	3.5%
Banc of America Commercial Mortgage Inc. 2005-5 A4		5.115%	10/10/45	6,990,000	6,851,541
Banc of America Commercial Mortgage Inc. 2006-2 A4		5.738%	5/10/45	12,000,000	11,792,723
Banc of America Funding Corp. 2005-F 2A1		3.823%	9/20/35	17,136,989	7,579,965
Bear Stearns Adjustable Rate Mortgage Trust 2005-12 11A1		3.541%	2/25/36	544,465	328,292
Citigroup Mortgage Loan Trust Inc. 2005-10 1A1A		3.544%	12/25/35	320,288	176,280
Commercial Mortgage Asset Trust 1999-C2		7.546%	11/17/32	56,571	56,688

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Mortgage-Backed Securities—Continued

Variable Rate Securities—Continued
Countrywide Alternative Loan Trust 2004-33 2A1	3.571%	12/25/34	$37,009	$22,870
Countrywide Home Loan Mortgage Pass Through Trust 2006-HYB1 2A1	5.238%	3/20/36	203,704	116,914
Countrywide Home Loan Mortgage Pass Through Trust 2006-HYB3 2A1A	5.667%	5/20/36	799,008	527,499
Credit Suisse Mortgage Capital Certificates 2006-C1 A4	5.548%	2/15/39	2,130,000	2,098,142
Credit Suisse Mortgage Capital Certificates 2007-C4 A3	5.809%	9/15/39	8,600,000	7,779,687
Credit Suisse Mortgage Capital Certificates 2007-C5 A3	5.694%	9/15/40	2,740,000	2,598,233
Deutsche Mortgage Securities Inc. 2005-WF1 1A3	5.158%	6/26/35	29,770,000	20,476,491	A
GE Capital Commercial Mortgage Corp. 2005-C4	5.334%	11/10/45	15,020,000	14,668,407
GSR Mortgage Loan Trust 2005-AR7 1A1	3.771%	11/25/35	2,326,102	1,571,561
Harborview Mortgage Loan Trust 2006-2	3.985%	2/25/36	4,644,495	2,786,697
IndyMac INDX Mortgage Loan Trust 2004-AR15	4.220%	2/25/35	393,284	226,891
IndyMac INDX Mortgage Loan Trust 2005-AR1 1A1	3.919%	3/25/35	279,422	177,044
IndyMac INDX Mortgage Loan Trust 2005-AR13	3.307%	8/25/35	603,332	334,250
IndyMac INDX Mortgage Loan Trust 2005-AR15	5.099%	9/25/35	8,733,035	6,390,465
IndyMac INDX Mortgage Loan Trust 2005-AR9 1A1	3.282%	7/25/35	120,946	64,274
JP Morgan Chase Commercial Mortgage Securities Corp. 2005-CB13	5.280%	1/12/43	11,800,000	11,234,570
JP Morgan Chase Commercial Mortgage Securities Corp. 2006-LDP9 HS	5.816%	5/15/47	5,000,000	393,732	A
JP Morgan Mortgage Trust 2004-A3 SF3	4.572%	6/25/34	245,379	234,696
JP Morgan Mortgage Trust 2007-A2 4A2	6.024%	4/25/37	10,700,000	7,920,054
LB-UBS Commercial Mortgage Trust 2007-C7 A3	5.866%	9/15/45	1,500,000	1,316,565
MASTR Adjustable Rate Mortgages Trust 2004-15	3.936%	12/25/34	28,822	17,687
MASTR Adjustable Rate Mortgages Trust 2004-4 3A1	2.874%	5/25/34	1,621,863	1,503,425

Annual Report to Shareholders

% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Mortgage-Backed Securities—Continued

Variable Rate Securities—Continued
MASTR Adjustable Rate Mortgages Trust 2005-1 7A1	4.313%	2/25/35	$547,030	$374,747
MASTR Adjustable Rate Mortgages Trust 2006-2 3A1	4.845%	1/25/36	2,299,593	1,853,384
MASTR Adjustable Rate Mortgages Trust 2007-R5 A1	5.617%	11/25/35	6,884,601	3,866,918	A
Merrill Lynch Mortgage Investors Inc. 2006-A1 1A1	5.651%	3/25/36	31,103,070	18,121,143
Merrill Lynch Mortgage Investors Trust 2005-A2 A4	4.258%	2/25/35	158,351	137,710
Merrill Lynch Mortgage Trust 2005-CKI1	5.233%	11/12/37	18,940,000	18,748,681
Merrill Lynch Mortgage Trust 2005-MCP1	4.747%	6/12/43	12,230,000	11,571,254
Merrill Lynch Mortgage Trust 2006-C1 A4	5.656%	5/12/39	510,000	498,416
Merrill Lynch/Countrywide Commercial Mortgage Trust 2007-8 A3	5.957%	8/12/49	2,800,000	2,416,588
Morgan Stanley Mortgage Loan Trust 2004-10AR 4A	5.519%	11/25/34	4,023,282	3,669,474
Morgan Stanley Mortgage Loan Trust 2004-8AR 4A1	3.386%	10/25/34	8,829	6,882
Morgan Stanley Mortgage Loan Trust 2005-3AR	3.205%	7/25/35	5,909,261	3,793,031
Morgan Stanley Mortgage Loan Trust 2006-6AR 3A1	6.057%	5/25/36	9,172,333	4,310,365
Prime Mortgage Trust 2005-2	7.461%	10/25/32	879,981	772,183
Structured Adjustable Rate Mortgage Loan Trust 2004-16 5A2	5.070%	11/25/34	30,529,684	25,445,552
Thornburg Mortgage Securities Trust 2004-1	3.609%	3/25/44	81,615	77,267
Thornburg Mortgage Securities Trust 2007-4 2A1	6.200%	9/25/37	38,020,466	30,370,357
Thornburg Mortgage Securities Trust 2007-4 3A1	6.198%	9/25/37	37,930,521	30,311,041
WaMu Mortgage Pass-Through Certificates 2005-AR14 1A1	5.046%	12/25/35	451,213	412,513
WaMu Mortgage Pass-Through Certificates 2006-AR10 1A1	5.920%	9/25/36	488,095	370,222
WaMu Mortgage Pass-Through Certificates 2007-HY4 4A1	5.512%	9/25/36	117,276	92,062	G
WaMu Mortgage Pass-Through Certificates 2007-HY7 2A3	5.792%	7/25/37	23,300,000	14,328,237

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Mortgage-Backed Securities—Continued

Variable Rate Securities—Continued
Wells Fargo Mortgage Backed Securities Trust 2006-AR8 2A3		5.240%	4/25/36	$267,133	$234,014

					281,027,684

Total Mortgage-Backed Securities (Cost—$1,276,763,930)					971,223,549
Loan Participations and AssignmentsB	0.6%
Auto Components	N.M.
Allison Transmission Inc., Term Loan, Tranche B		2.990% to 3.040%	2/10/10	956,866	875,771

Communications Equipment	N.M.
Panamsat Corp., Term Loan, Tranche A		2.735%	1/4/10	1,150,000	1,099,400

Computers and Peripherals	0.1%
SunGard Data Systems Inc., Term Loan, Tranche B		1.985% to 3.900%	2/9/10	1,930,202	1,819,517

Containers and Packaging	N.M.
Amscan Holdings Inc., Term Loan, Tranche B		2.501%	3/25/10	972,500	875,250

Diversified Consumer Services	N.M.
Thomson Medical Education, First Lien Term Loan		2.750%	3/31/10	977,500	889,525

Diversified Financial Services	N.M.
CCM Merger Inc., Term Loan, Tranche B		8.500%	3/31/10	864,462	840,690
Vanguard Health Holding Co. II, Replacement Term Loan		2.481%	1/29/10	995,006	973,613

					1,814,303

Electric Utilities	N.M.
TXU, Term Loan, Tranche B2		3.735% to 3.751%	3/31/10	1,221,875	992,773

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Loan Participations and Assignments—Continued

Hotels, Restaurants and Leisure	N.M.
Metro-Goldwyn-Mayer Studios Inc., Term Loan, Tranche B		20.500%	3/31/10	$1,447,368	$924,247

IT Services	0.4%
First Data Corp., Term Loan, Tranche B1		2.999% to 3.001%	3/31/10	35,937,118	31,921,145

Media	0.1%
Carmike Cinemas Inc., Delayed Draw Term Loan		4.240%	1/11/10	600,819	582,044
Charter Communications Operating LLC, Term Loan		2.260%	2/26/10	1,960,000	1,835,050
Citadel Communication Group, Term Loan, Tranche B		1.990%	1/29/10	996,220	733,757	C
Idearc Inc., Term Loan		10.250%	3/31/10	385,750	379,000	C
Nielsen Finance LLC, Term Loan, Tranche B		2.235%	1/11/10	1,673,326	1,562,468
Univision Communications, Term Loan, Tranche B		2.501%	3/31/10	1,000,000	867,000	C
UPC Broadband Holding, Term Loan, Tranche N1		1.985%	1/4/10	648,288	605,609
UPC, Term Loan		3.735%	1/4/10	351,712	340,985

					6,905,913

Paper and Forest Products	N.M.
Georgia-Pacific Corp., First Lien Term Loan		2.251% to 3.506%	3/31/10	727,109	701,206

Road and Rail	N.M.
Swift Transportation, Term Loan		3.563%	1/8/10	878,721	795,609

Semiconductors and Semiconductor Equipment	N.M.
Sensata Technologies, Term Loan, Tranche B		2.031%	1/29/10	1,447,500	1,283,752

Total Loan Participations and Assignments (Cost—$56,461,776)					50,898,411

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Municipal Bonds	0.1%

California	0.1%
State of California Series 2009		7.300%	10/1/39	$8,300,000	$7,817,438

Total Municipal Bonds (Cost—$8,368,166)					7,817,438
U.S. Government and Agency Obligations	20.8%

Fixed Rate Securities	17.7%
Fannie Mae		6.250%	2/1/11	6,960,000	7,311,967	L
Fannie Mae		5.250%	8/1/12	6,110,000	6,520,164	L
Fannie Mae		2.625%	11/20/14	52,500,000	52,092,915	L
Fannie Mae		0.000%	10/9/19	58,470,000	31,749,210	J,L
Fannie Mae		5.000%	5/20/24	75,000,000	73,675,875	L
Federal Home Loan Bank		5.500%	7/15/36	3,040,000	3,118,608
Freddie Mac		4.875%	2/9/10	20,000,000	20,092,000	L
Tennessee Valley Authority		7.125%	5/1/30	840,000	1,030,314
Tennessee Valley Authority		5.980%	4/1/36	120,000	127,574
Tennessee Valley Authority		5.250%	9/15/39	7,700,000	7,629,584
United States Treasury Bonds		8.750%	5/15/17	10,000	13,516
United States Treasury Bonds		3.500%	2/15/39	37,140,000	30,419,963
United States Treasury Bonds		4.250%	5/15/39	130,740,000	122,650,462
United States Treasury Bonds		4.500%	8/15/39	137,185,000	134,076,937
United States Treasury Bonds		4.375%	11/15/39	134,430,000	128,674,783
United States Treasury Notes		1.125%	12/15/12	200,000	196,796
United States Treasury Notes		2.125%	11/30/14	295,460,000	288,466,462
United States Treasury Notes		3.125%	10/31/16	75,520,000	74,570,109
United States Treasury Notes		2.750%	11/30/16	96,500,000	92,903,831
United States Treasury Notes		3.250%	12/31/16	16,670,000	16,529,339
United States Treasury Notes		2.750%	2/15/19	32,000,000	29,460,000
United States Treasury Notes		3.125%	5/15/19	7,595,000	7,192,700
United States Treasury Notes		3.625%	8/15/19	103,420,000	101,674,788
United States Treasury Notes		3.375%	11/15/19	206,975,000	199,085,113

					1,429,263,010

Stripped Securities	0.2%
United States Treasury Bonds		0.000%	11/15/24	510,000	251,776	K2
United States Treasury Notes		0.000%	5/15/18	17,210,000	12,540,135	K2

					12,791,911

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

U.S. Government and Agency Obligations—Continued

Treasury Inflation-Protected SecuritiesM	2.9%
United States Treasury Inflation-Protected Security		2.375%	1/15/25	$38,785,114	$40,924,346
United States Treasury Inflation-Protected Security		2.000%	1/15/26	37,629,787	37,791,482
United States Treasury Inflation-Protected Security		2.375%	1/15/27	94,576,384	99,526,890
United States Treasury Inflation-Protected Security		1.750%	1/15/28	12,980,799	12,447,366
United States Treasury Inflation-Protected Security		3.625%	4/15/28	6,642,554	8,210,303
United States Treasury Inflation-Protected Security		3.875%	4/15/29	29,363,057	37,784,294	N

					236,684,681

Total U.S. Government and Agency Obligations (Cost—$1,702,086,544)					1,678,739,602
U.S. Government Agency Mortgage-Backed Securities	26.7%

Fixed Rate Securities	23.9%
Fannie Mae		6.500%	5/1/14 to 4/1/36	9,244,274	9,945,762	L
Fannie Mae		5.500%	1/1/17 to 3/1/37	264,527,420	277,580,952	L
Fannie Mae		9.500%	11/1/21	855	947	L
Fannie Mae		6.000%	4/1/24 to 8/1/37	7,256,699	7,730,540	L
Fannie Mae		4.500%	12/1/24	15,500,000	15,940,789	L,O
Fannie Mae		5.000%	12/1/24	34,500,000	36,052,500	L,O
Fannie Mae		6.000%	12/1/24 to 12/1/39	74,430,000	78,891,299	L,O
Fannie Mae		7.000%	8/1/29 to 6/1/32	3,042,591	3,373,675	L
Fannie Mae		7.500%	11/1/29	14,990	16,912	L
Fannie Mae		5.000%	10/1/35	1,077,639,416	1,110,529,919	L
Fannie Mae		6.500%	12/1/39	119,200,000	127,655,810	L,O
Freddie Mac		6.000%	4/1/11 to 11/1/36	4,103,157	4,380,292	L
Freddie Mac		5.500%	12/1/13 to 7/1/20	805,613	858,515	L
Freddie Mac		7.000%	10/1/16 to 4/1/32	963,190	1,063,605	L
Freddie Mac		6.500%	7/1/29	230,100	249,084	L
Freddie Mac		5.000%	11/1/36	35,890,738	36,873,994	L
Government National Mortgage Association		7.500%	3/15/23 to 9/15/31	187,222	210,725

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

U.S. Government Agency Mortgage-Backed Securities—Continued

Fixed Rate Securities—Continued
Government National Mortgage Association		7.000%	7/15/23 to 7/15/31	$490,972	$545,572
Government National Mortgage Association		6.500%	4/15/28 to 4/15/33	10,271,453	11,064,847
Government National Mortgage Association		6.000%	1/15/29 to 11/15/35	48,833,427	52,026,369
Government National Mortgage Association		8.000%	12/15/30 to 1/15/31	23,376	26,890
Government National Mortgage Association		5.000%	7/15/33 to 11/15/35	53,950,663	55,796,204
Government National Mortgage Association		5.500%	7/15/33 to 6/15/35	13,960,962	14,725,979
Government National Mortgage Association		4.000%	12/1/39	85,000,000	81,909,730	O

					1,927,450,911

Indexed SecuritiesB	2.0%
Fannie Mae		4.610%	5/1/35	3,552,204	3,681,150	L
Fannie Mae		4.075%	6/1/35	9,805,046	10,178,637	L
Fannie Mae		5.330%	6/1/35	2,456,439	2,590,416	L
Fannie Mae		3.344%	8/1/35	1,157,166	1,189,856	L
Fannie Mae		3.256%	9/1/35	2,562,380	2,623,195	L
Fannie Mae		3.371%	9/1/35	5,571,419	5,721,278	L
Fannie Mae		3.147%	10/1/35	1,810,620	1,860,296	L
Fannie Mae		3.187%	10/1/35	2,473,163	2,528,670	L
Fannie Mae		3.194%	10/1/35	2,111,138	2,164,914	L
Fannie Mae		3.838%	10/1/35	1,966,618	2,045,867	L
Fannie Mae		2.628%	11/1/35	309,696	311,462	L
Fannie Mae		2.629%	11/1/35	268,856	270,389	L
Fannie Mae		2.634%	11/1/35	250,278	251,711	L
Fannie Mae		2.638%	11/1/35	242,305	243,693	L
Fannie Mae		2.657%	11/1/35	269,195	270,751	L
Fannie Mae		5.298%	12/1/35	3,481,985	3,668,972	L
Fannie Mae		5.500%	2/1/36	564,502	591,603	L
Fannie Mae		5.494%	2/1/37	24,787,093	26,110,657	L
Fannie Mae		5.736%	8/1/37	949,086	1,007,376	L
Fannie Mae		5.498%	11/1/37	368,838	391,025	L
Freddie Mac		4.668%	8/1/35	11,271,698	11,753,346	L
Freddie Mac		4.772%	9/1/35	4,344,494	4,512,171	L
Freddie Mac		5.154%	9/1/35	1,499,801	1,577,598	L

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

U.S. Government Agency Mortgage-Backed Securities—Continued

Indexed Securities—Continued
Freddie Mac		3.147%	10/1/35	$2,716,566	$2,785,617	L
Freddie Mac		5.105%	12/1/35	5,099,522	5,336,387	L
Freddie Mac		5.188%	12/1/35	351,567	369,729	L
Freddie Mac		5.692%	2/1/37	39,792	42,097	L
Freddie Mac		5.777%	5/1/37	4,750,835	5,039,088	L
Freddie Mac		5.825%	5/1/37	12,415,717	13,191,258	L
Freddie Mac		5.883%	5/1/37	84,694	89,956	L
Freddie Mac		5.904%	5/1/37	438,274	466,494	L
Freddie Mac		5.375%	6/1/37	845,392	892,434	L
Freddie Mac		5.814%	6/1/37	2,053,706	2,178,898	L
Freddie Mac		5.905%	7/1/37	31,980,888	34,085,437	L
Freddie Mac		5.846%	8/1/37	10,734,675	11,396,352	L
Freddie Mac		6.083%	9/1/37	219,688	234,136	L
Government National Mortgage Association		0.633%	8/20/31	1,894	1,881

					161,654,797

Stripped Securities	0.8%
Financing Corp.		0.000%	11/30/17 to 4/5/19	1,570,000	1,089,343	H,K2
Financing Corp.		0.000%	2/8/18 to 9/26/19	93,804,000	63,413,566	K2

					64,502,909

Total U.S. Government Agency Mortgage-Backed Securities (Cost—$2,086,306,358)					2,153,608,617
Yankee BondsP	7.5%

Aerospace and Defense	0.1%
Systems 2001 Asset Trust		6.664%	9/15/13	6,978,700	7,139,349	A

Beverages	0.2%
Diageo Finance BV		3.250%	1/15/15	11,360,000	11,284,411

Capital Markets	N.M.
Credit Suisse Guernsey Ltd.		5.860%	5/29/49	150,000	130,500	D

Commercial Banks	2.2%
Barclays Bank PLC		5.200%	7/10/14	3,955,000	4,192,332
Barclays Bank PLC		6.050%	12/4/17	11,715,000	11,922,379	A
Commonwealth Bank of Australia		3.750%	10/15/14	10,260,000	10,284,952	A

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Yankee Bonds—Continued

Commercial Banks—Continued
Commonwealth Bank of Australia		5.000%	10/15/19	$4,390,000	$4,358,528	A
Credit Agricole SA		8.375%	12/31/49	22,940,000	24,316,400	A,D
Glitnir Banki Hf		6.330%	7/28/11	10,670,000	2,240,700	A,C,H
Glitnir Banki Hf		6.375%	9/25/12	18,040,000	3,788,400	A,C,H
HBOS Capital Funding LP		6.071%	6/30/49	60,000	39,000	A,D
HSBC Capital Funding LP		4.610%	6/27/49	2,090,000	1,783,999	A,D
Hypothekenbank in Essen AG		5.000%	1/20/12	1,380,000	1,462,383	A
ICICI Bank Ltd.		6.375%	4/30/22	4,969,000	4,460,736	A,D
ICICI Bank Ltd.		6.375%	4/30/22	7,003,000	6,286,684	D
Kaupthing Bank Hf		5.750%	10/4/11	5,550,000	1,373,625	A,C,H
Kaupthing Bank Hf		7.625%	2/28/15	80,340,000	19,884,150	A,C,H
Korea Development Bank		5.500%	11/13/12	60,000	63,736
Landsbanki Islands Hf		6.100%	8/25/11	28,520,000	1,283,400	A,C,H
Nordea Bank AB		3.700%	11/13/14	14,170,000	14,142,680	A
Rabobank Nederland NV		11.000%	6/30/19	13,172,000	16,060,014	A,D
Resona Preferred Global Securities		7.191%	12/29/49	12,200,000	9,978,758	A,D
Royal Bank of Scotland Group PLC		6.400%	10/21/19	17,600,000	17,543,504
Royal Bank of Scotland Group PLC		7.640%	3/31/49	7,500,000	4,050,000	D
RSHB Capital SA		6.299%	5/15/17	5,615,000	5,654,305	A
Shinsei Finance Cayman Ltd.		6.418%	1/29/49	26,025,000	15,159,563	A,D

					180,330,228

Consumer Finance	0.1%
Aiful Corp.		5.000%	8/10/10	10,500,000	9,030,000	A

Diversified Financial Services	0.3%
European Investment Bank		4.000%	3/3/10	100,000	100,622
European Investment Bank		4.625%	3/21/12	50,000	53,294
MUFG Capital Finance 1 Ltd.		6.346%	7/29/49	7,400,000	6,735,080	D
Pemex Finance Ltd.		9.030%	2/15/11	2,500	2,575
SMFG Preferred Capital		6.078%	1/29/49	350,000	300,696	A,D
TNK-BP Finance SA		7.500%	7/18/16	436,000	448,535
TNK-BP Finance SA		7.500%	7/18/16	5,649,000	5,790,225	A
TNK-BP Finance SA		6.625%	3/20/17	7,445,000	7,277,487	A

					20,708,514

Diversified Telecommunication Services	0.9%
British Telecommunications PLC		9.125%	12/15/10	2,315,000	2,480,106	E
British Telecommunications PLC		9.625%	12/15/30	11,210,000	14,283,961	E
Deutsche Telekom International Finance BV		5.750%	3/23/16	20,180,000	21,428,194

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Yankee Bonds—Continued

Diversified Telecommunication Services—Continued
Intelsat Jackson Holdings Ltd.		9.500%	6/15/16	$1,367,000	$1,462,690
Intelsat Jackson Holdings Ltd.		8.500%	11/1/19	2,460,000	2,533,800	A
Koninklijke (Royal) KPN NV		8.000%	10/1/10	14,800,000	15,540,000
Telecom Italia Capital SpA		5.250%	11/15/13	1,260,000	1,325,257
Telecom Italia Capital SpA		4.950%	9/30/14	3,730,000	3,866,059
Telecom Italia Capital SpA		5.250%	10/1/15	6,280,000	6,566,035
Wind Acquisition Finance SA		12.000%	12/1/15	4,800,000	5,136,000	A

					74,622,102

Electric Utilities	N.M.
Hydro-Quebec		6.300%	5/11/11	1,720,000	1,837,158

Energy Equipment and Services	0.2%
Compagnie Generale de Geophysique-Veritas		7.500%	5/15/15	1,970,000	1,955,225
Compagnie Generale de Geophysique-Veritas		7.750%	5/15/17	8,594,000	8,529,545
Transocean Inc.		5.250%	3/15/13	360,000	385,790
Transocean Ltd.		6.000%	3/15/18	6,015,000	6,417,650

					17,288,210

Food and Staples Retailing	N.M.
Delhaize Group		6.500%	6/15/17	120,000	130,324

Foreign Governments	0.4%
Province of British Columbia		4.300%	5/30/13	180,000	188,141
Russian Federation		7.500%	3/31/30	19,632,840	22,160,568
United Mexican States		5.625%	1/15/17	374,000	389,895
United Mexican States		6.750%	9/27/34	7,443,000	7,852,365

					30,590,969

Industrial Conglomerates	0.8%
Tyco International Group SA		6.750%	2/15/11	35,798,000	37,571,898
Tyco International Group SA		6.375%	10/15/11	15,948,000	17,101,041
Tyco International Group SA		6.000%	11/15/13	5,398,000	5,912,883

					60,585,822

Insurance	0.3%
Merna Reinsurance Ltd.		2.001%	6/30/12	26,450,000	26,055,895	A,B

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Yankee Bonds—Continued

Media	N.M.
Rogers Cable Inc.		7.875%	5/1/12	$687,000	$769,921
Rogers Cable Inc.		6.750%	3/15/15	130,000	146,971
Sun Media Corp.		7.625%	2/15/13	1,125,000	1,025,156

					1,942,048

Metals and Mining	0.8%
Barrick Gold Corp.		6.950%	4/1/19	7,165,000	8,067,382
BHP Billiton Finance USA Ltd.		6.500%	4/1/19	23,410,000	26,852,604
Corporacion Nacional del Cobre-Codelco		4.750%	10/15/14	2,590,000	2,773,098	A
Rio Tinto Finance USA Ltd.		5.875%	7/15/13	3,732,000	4,026,966
Rio Tinto Finance USA Ltd.		6.500%	7/15/18	6,528,000	7,170,877
Teck Resources Ltd.		9.750%	5/15/14	800,000	923,000
Teck Resources Ltd.		10.250%	5/15/16	640,000	745,600
Teck Resources Ltd.		10.750%	5/15/19	1,330,000	1,589,350
Vale Overseas Ltd.		8.250%	1/17/34	20,000	22,910
Vale Overseas Ltd.		6.875%	11/21/36	14,286,000	14,274,014

					66,445,801

Oil, Gas and Consumable Fuels	1.0%
Anadarko Finance Co.		7.500%	5/1/31	16,297,000	18,282,724
BP Capital Markets PLC		5.250%	11/7/13	19,410,000	21,141,935
BP Capital Markets PLC		3.875%	3/10/15	6,440,000	6,616,546
Conoco Funding Co.		6.350%	10/15/11	590,000	641,897
Conoco Funding Co.		7.250%	10/15/31	810,000	938,593
Gazprom		6.212%	11/22/16	1,996,000	1,911,170	A
OPTI Canada Inc.		8.250%	12/15/14	2,405,000	1,981,119
Petrobras International Finance Co.		6.125%	10/6/16	6,970,000	7,475,325
Petrobras International Finance Co.		5.750%	1/20/20	4,737,000	4,818,889
Shell International Finance BV		6.375%	12/15/38	11,845,000	13,353,792
Teekay Shipping Corp.		8.875%	7/15/11	1,729,000	1,791,676

					78,953,666

Road and Rail	0.1%
Kansas City Southern de Mexico SA de CV		12.500%	4/1/16	6,295,000	7,239,250

Thrifts and Mortgage Finance	N.M.
Willow Re Ltd.		6.295%	6/16/10	250,000	165,000	A,B,C

Wireless Telecommunication Services	0.1%
America Movil SA de CV		5.625%	11/15/17	6,290,000	6,512,282
Rogers Wireless Inc.		6.375%	3/1/14	1,850,000	2,048,309

					8,560,591

Total Yankee Bonds (Cost—$699,684,847)					603,039,838

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†		VALUE

Foreign Government Obligations	1.0%
Brazil Notas do Tesouro Nacional Series F		10.000%	1/1/12	148,902,000	BRL	$82,806,960

Total Foreign Government Obligations (Cost—$61,174,148)						82,806,960
Common Stocks and Equity Interests	N.M.

Media	N.M.
SuperMedia, Inc.				1,788	shs	69,160	Q

Total Common Stocks and Equity Interests (Cost—$117,183)						69,160
Preferred Stocks	1.2%
AES Trust III		6.750%		71,200		3,293,000	R
Fannie Mae		5.375%		29		79,750	L,Q,R
Fannie Mae		7.000%		53,100		71,685	B,L,Q
Fannie Mae		8.250%		1,193,775		1,313,152	D,L,Q
Freddie Mac		8.375%		1,737,615		1,824,495	D,L,Q
Motors Liquidation Co.		1.500%		836,487		4,726,152	Q
Motors Liquidation Co.		4.500%		25,191		141,070	Q,R
Motors Liquidation Co.		5.250%		3,790,025		21,603,142	Q,R
Motors Liquidation Co.		6.250%		8,565,662		48,395,990	Q,R
Motors Liquidation Co.		7.250%		127,900		652,290	Q
Motors Liquidation Co.		7.250%		56,300		301,205	Q
Motors Liquidation Co.		7.250%		45,400		236,080	Q
Motors Liquidation Co.		7.375%		327,800		1,763,564	Q
Motors Liquidation Co.		7.500%		259,700		1,389,395	Q
GMAC Inc.		7.000%		17,342		11,430,546	A
Home Ownership Funding Corp.		1.000%		1,500		144,122	A,G,H
Home Ownership Funding Corp. II		1.000%		1,300		124,906	A,G,H

Total Preferred Stocks (Cost—$211,683,738)						97,490,544
Warrants	N.M.
Bear Stearns Trust Certficates 2001-2, Strike Price $97.72				10,000	wts	$119,111	A,G,Q

Total Warrants (Cost—$55,800)						119,111

Total Long-Term Securities (Cost—$8,559,687,516)						7,892,129,935
Short-Term Securities	5.9%

U.S. Government and Agency Obligations	3.9%
Fannie Mae		0.22%	1/11/10	$100,000,000		99,993,889	L,T
Freddie Mac		0.11%	1/27/10	775,000		774,938	L,N,T

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†		VALUE

Short-Term Securities—Continued

U.S. Government and Agency Obligations—Continued
United States Treasury Bill		0.16% to 0.17%	4/29/10	$80,000,000		$79,977,760	T
United States Treasury Bill		0.16%	6/17/10	130,000,000		129,889,240	T

						310,635,827

Options Purchased	0.2%
Credit Suisse First Boston Swaption Put, April 2011, Strike Price $5.18				79,800,000	S	2,723,247
Credit Suisse First Boston Swaption Put, April 2012, Strike Price $5.20				40,000,000	S	3,564,916
Credit Suisse First Boston Swaption Put, May 2011, Strike Price $5.12				40,000,000	S	1,484,356
U.S. Treasury Note Futures Put, February 2010, Strike Price $116.50				2,621	S	3,685,781

						11,458,300

Repurchase Agreement	1.8%
Morgan Stanley repurchase agreement dated 12/31/09, 0.005% due 1/4/10; Proceeds at maturity—$147,580,082; (Fully collateralized by U.S. government agency obligations, 2.150% to 3.125% due 7/9/12 to 9/29/14; Market value—$150,531,566)				147,580,000		147,580,000

Total Short-Term Securities (Cost—$463,335,672)						469,674,127
Total Investments (Cost—$9,023,023,188)U	103.8%					8,361,804,062
Other Assets Less Liabilities	(3.8)%					(302,280,976)

Net Assets	100.0%					$8,059,523,086

	EXPIRATION	ACTUAL CONTRACTS	APPRECIATION/ (DEPRECIATION)
Futures Contracts PurchasedV
Eurodollar Futures	March 2010	5,437	$10,844,285
Eurodollar Futures	June 2010	900	1,594,700

Annual Report to Shareholders

	EXPIRATION	ACTUAL CONTRACTS	APPRECIATION/ (DEPRECIATION)

Futures Contracts Purchased—Continued
Eurodollar Futures	September 2010	340	$643,312
U.S. Treasury Bond Futures	March 2010	1,953	(8,484,761)
U.S. Treasury Note Futures	March 2010	2,728	(2,707,725)
U.S. Treasury Note Futures	March 2010	12,953	(23,377,108)

			$(21,487,297)

Futures Contracts WrittenV
U.S. Treasury Note Futures	March 2010	5,089	$14,183,774

Options WrittenV
Banc of America Swaption Call, Strike Price $3.58	February 2010	86,940,000	$1,501,462
Banc of America Swaption Put, Strike Price $3.58	February 2010	86,940,000	(1,868,497)
Barclays Swaption Call, Strike Price $4.70	September 2014	1,370,000	15,802
Barclays Swaption Call, Strike Price $4.95	October 2013	124,690,000	136,224
Barclays Swaption Put, Strike Price $4.70	September 2014	1,370,000	(9,399)
Barclays Swaption Put, Strike Price $4.95	October 2013	124,690,000	(2,456,381)
Credit Suisse First Boston Swaption Call, Strike Price $4.70	August 2014	61,530,000	706,309
Credit Suisse First Boston Swaption Put, Strike Price $4.70	August 2014	61,530,000	(424,434)
Credit Suisse First Boston Swaption Put, Strike Price $5.03	April 2010	40,000,000	(38,828)
Deutsche Bank Swaption Call, Strike Price $4.70	September 2014	17,800,000	207,979
Deutsche Bank Swaption Put, Strike Price $4.70	September 2014	17,800,000	(119,454)
Eurodollar Futures Call, Strike Price $99.00	March 2010	738	(716,940)
Eurodollar Futures Call, Strike Price $99.13	September 2010	1,192	346,201
Eurodollar Futures Call, Strike Price $99.38	June 2010	969	33,376
Eurodollar Futures Put, Strike Price $98.75	March 2010	447	274,346
Eurodollar Futures Put, Strike Price $98.88	March 2010	291	169,508
Eurodollar Futures Put, Strike Price $99.13	September 2010	1,192	(422,549)
Eurodollar Futures Put, Strike Price $99.38	March 2010	464	157,117
Eurodollar Futures Put, Strike Price $99.38	June 2010	968	(64,996)
JP Morgan Swaption Call, Strike Price $4.86	October 2013	124,700,000	647,455
JP Morgan Swaption Put, Strike Price $4.86	October 2013	124,700,000	(2,674,204)
U.S. Treasury Note Futures Put, Strike Price $115.00	February 2010	2,621	(1,400,925)
U.S. Treasury Note Futures Put, Strike Price $116.00	March 2010	429	(282,926)

			$(6,283,754)

N.M.—Not Meaningful.

ARule 144a Security – A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, unless otherwise noted, represent 7.06% of net assets.

BIndexed Security – The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”), the Euro Interbank Offered Rate (“EURIBOR”) Index, the Consumer Price Index (“CPI”), the one-year Treasury Bill Rate or the ten-year Japanese Government Bond Rate. The coupon rates are the rates as of December 31, 2009.

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

C	The coupon payment on these securities is currently in default as of December 31, 2009.
D

Stepped Coupon Security – A security with a predetermined schedule of interest or dividend rate changes at which time it begins to accrue interest or pay dividends according to the predetermined schedule.

E	Credit Linked Security – The rates of interest earned on these securities are tied to the credit rating assigned by Standard & Poor’s Rating Service and/or Moody’s Investors Services.
F	Pay-in-Kind (“PIK”) security – A security in which interest or dividends during the initial few years is paid in additional PIK securities rather than in cash.
G	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
H	Illiquid security.
I	The coupon rates shown on variable rate securities are the rates at December 31, 2009. These rates vary with the weighted average coupon of the underlying loans.
J	Zero coupon bond – A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
K

Stripped Security – Security with interest-only or principal-only payment streams, denoted by a 1 or 2, respectively. For interest-only securities, the amount shown as principal is the notional balance used to calculate the amount of interest due.

L	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae (FNMA) and Freddie Mac (FHLMC) into conservatorship.
M

Treasury Inflation-Protected Security – Treasury security whose principal value is adjusted daily in accordance with changes to the Consumer Price Index for All Urban Consumers. Interest is calculated on the basis of the current adjusted principal value.

N	All or a portion of this security is collateral to cover futures and options contracts written.
O	When-issued Security – Security purchased on a delayed delivery basis. Final settlement amount and maturity date have not yet been announced.
P	Yankee Bond – A dollar-denominated bond issued in the U.S. by foreign entities.
Q	Non-income producing.
R	Convertible Security – Security may be converted into the issuer’s common stock.
S	Par represents actual number of contracts.
T	Rate shown represents yield-to-maturity.
U	Aggregate cost for federal income tax purposes is $9,025,646,238.
V	Options written and futures are described in more detail in the notes to financial statements.
†	Securities are denominated in U.S. Dollars, unless otherwise noted.

BRL—Brazilian Real

EUR—Euro

See notes to financial statements.

Annual Report to Shareholders

Statement of Assets and Liabilities

Western Asset Core Plus Bond Portfolio

December 31, 2009

Assets:
Investment securities at value (Cost—$8,559,687,516)		$7,892,129,935
Short-term securities at value (Cost—$463,335,672)		469,674,127
Cash		807
Foreign currency at value (Cost—$451,997)		370,074
Restricted cash pledged as collateral for swaps		106,320,000
Interest and dividends receivable		69,933,932
Unrealized appreciation of swaps		60,544,124
Premiums paid on open swaps		42,151,765
Unrealized appreciation of forward foreign currency contracts		18,924,774
Receivable for fund shares sold		4,339,406
Amounts receivable for open swaps		2,838,530
Deposits with brokers for open futures contracts		2,672,286
Receivable for securities sold		1,169,745

Total assets		8,671,069,505

Liabilities:
Payable for securities purchased	$345,491,199
Unrealized depreciation of swaps	106,731,345
Premiums received on open swaps	53,409,528
Options written (Proceeds—$45,455,876)	51,739,630
Payable for fund shares repurchased	18,815,356
Income distribution payable	15,944,469
Amounts payable for open swaps	7,964,930
Futures variation margin payable	3,253,736
Unrealized depreciation of forward foreign currency contracts	3,167,659
Accrued management fee	1,906,627
Accrued distribution fees	899,740
Accrued expenses	2,222,200

Total liabilities		611,546,419

Net Assets		$8,059,523,086

Net assets consist of:
Accumulated paid-in-capital		$9,309,928,681
Undistributed net investment income		104,833,740
Accumulated net realized loss on investments, options, futures, swaps and foreign currency transactions		(650,057,919)
Net unrealized depreciation of investments, options, futures, swaps and foreign currency translations		(705,181,416)

Net Assets		$8,059,523,086

Net Asset Value Per Share:
Institutional Class (539,257,876 shares outstanding)		$10.14
Institutional Select Class (181,208,912 shares outstanding)		$10.13
Financial Intermediary Class (74,703,277 shares outstanding)		$10.13

See notes to financial statements.

Annual Report to Shareholders

Statement of Operations

Western Asset Core Plus Bond Portfolio

	FOR THE YEAR ENDED DECEMBER 31, 2009
Investment Income:
Interest	$453,021,542
Dividends	2,545,744

Total income		$455,567,286
Expenses:
Management fees (Note 2)	32,822,162
Transfer agent and shareholder servicing expense (Note 6)	2,473,077
Distribution fees (Notes 2 and 6)	1,707,060
Custodian fees	867,676
Reports to shareholders (Note 6)	509,906
Directors’ fees and expenses	438,367
Audit and legal fees	302,663
Registration fees	161,952
Other expenses	169,185

	39,452,048
Less: Fees waived (Notes 2 and 6)	(1,106,908)

Net expenses		38,345,140

Net Investment Income		417,222,146
Net Realized and Unrealized Gain/(Loss) on Investments (Notes 1, 3 and 4):
Net realized gain/(loss) on:
Investments	(80,486,175)
Options written	85,322,429
Futures	25,847,481
Swaps	(367,270,786)
Foreign currency transactions	7,528,646

		(329,058,405)
Change in unrealized appreciation/(depreciation) of:
Investments	1,012,191,779
Options written	11,676,577
Futures	(179,345,203)
Swaps	861,815,576
Foreign currency translations	9,467,673

		1,715,806,402

Net Realized and Unrealized Gain on Investments		1,386,747,997

Change in Net Assets Resulting From Operations		$1,803,970,143

See notes to financial statements.

Annual Report to Shareholders

Statement of Changes in Net Assets

Western Asset Core Plus Bond Portfolio

	FOR THE YEAR ENDED DECEMBER 31, 2009	FOR THE PERIOD ENDED DECEMBER 31, 2008A	FOR THE YEAR ENDED MARCH 31, 2008
Change in Net Assets:
Net investment income	$417,222,146	$509,974,272	$738,844,157

Net realized gain/(loss)	(329,058,405)	148,460,048	(139,242,624)

Change in unrealized appreciation/(depreciation)	1,715,806,402	(1,797,666,497)	(693,893,653)

Change in net assets resulting from operations	1,803,970,143	(1,139,232,177)	(94,292,120)

Distributions to shareholders from (Note 1):
Net investment income:
Institutional Class	(349,841,866)	(476,291,179)	(661,064,696)
Institutional Select Class	(98,821,329)	(32,587,186)	N/A
Financial Intermediary Class	(40,043,412)	(47,328,816)	(51,232,414)

Net realized gain on investments:
Institutional Class	(82,194,816)	—	(92,868,453)
Institutional Select Class	(22,083,719)	—	N/A
Financial Intermediary Class	(9,199,687)	—	(6,596,142)

Change in net assets from fund share transactions (Note 7):
Institutional Class	(2,012,366,908)	(4,840,376,183)	2,284,647,990
Institutional Select Class	32,921,627	1,625,591,241	N/A
Financial Intermediary Class	(170,291,833)	(242,167,517)	517,528,015

Change in net assets	(947,951,800)	(5,152,391,817)	1,896,122,180

Net Assets:
Beginning of year	9,007,474,886	14,159,866,703	12,263,744,523

End of year	$8,059,523,086	$9,007,474,886	$14,159,866,703

Undistributed net investment income	$104,833,740	$43,770,526	$21,015,663

A	For the period April 1, 2008 to December 31, 2008.

N/A—Not applicable.

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Western Asset Core Plus Bond Portfolio

For a share of each class of capital stock outstanding:

Institutional Class :

	YEAR ENDED DECEMBER 31, 2009		PERIOD ENDED DECEMBER 31, 2008A		YEARS ENDED MARCH 31,
					2008		2007		2006		2005
Net asset value, beginning of year	$8.66		$9.87		$10.55		$10.24		$10.52		$10.71

Investment operations:
Net investment income	.48	B	.39	B	.55	B	.51	B	.45	C	.37	C
Net realized and unrealized gain/(loss)	1.71		(1.17)		(.62)		.33		(.18)		.04

Total from investment operations	2.19		(.78)		(.07)		.84		.27		.41

Distributions from:
Net investment income	(.57)		(.43)		(.53)		(.53)		(.52)		(.35)
Net realized gain on investments	(.14)		—		(.08)		—	D	(.03)		(.25)

Total distributions	(.71)		(.43)		(.61)		(.53)		(.55)		(.60)

Net asset value, end of year	$10.14		$8.66		$9.87		$10.55		$10.24		$10.52

Total returnE	26.20%		(8.01)%		(.72)%		8.48%		2.57%		4.01%

Ratios to Average Net Assets:
Total expensesF	.46%		.46	%G	.43%		.44%		.45%		.45%
Expenses net of waivers, if anyF	.46%		.46	%G	.43%		.44%		.45%		.45%
Expenses net of all reductionsF	.46%		.46	%G	.43%		.44%		.45%		.45%
Net investment income	5.2%		5.5	%G	5.4%		4.9%		4.3%		3.3%

Supplemental Data:
Portfolio turnover rate	201.7%		124.4	%H	488.2%		448.6%		549.4%		586.1%
Net assets, end of year (in thousands)	$5,466,554		$6,607,180		$12,943,882		$11,495,842		$6,896,815		$4,565,054

A	For the period April 1, 2008 to December 31, 2008.
B	Computed using average daily shares outstanding.
C	Computed using SEC method.
D	Amount less than $.01 per share.
E

Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

F

Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers. As of the most current prospectus, the Institutional Class has no limit on expenses.

G	Annualized.
H	Not annualized.

See notes to financial statements.

Annual Report to Shareholders

Institutional Select Class :

	YEAR ENDED DECEMBER 31, 2009	PERIOD ENDED DECEMBER 31, 2008A
Net asset value, beginning of year	$8.66	$9.34

Investment operations:
Net investment incomeB	.48	.20
Net realized and unrealized gain/(loss)	1.70	(.62)

Total from investment operations	2.18	(.42)

Distributions from:
Net investment income	(.57)	(.26)
Net realized gain on investments	(.14)	—

Total distributions	(.71)	(.26)

Net asset value, end of year	$10.13	$8.66

Total returnC	26.11%	(4.54)%

Ratios to Average Net Assets:
Total expensesD	.43%	.44	%E
Expenses net of waivers, if anyD	.43%	.44	%E
Expenses net of all reductionsD	.43%	.44	%E
Net investment income	5.2%	5.7	%E

Supplemental Data:
Portfolio turnover rate	201.7%	124.4	%F
Net assets, end of year (in thousands)	$1,835,921	$1,559,843

A	For the period August 4, 2008 (commencement of operations) to December 31, 2008.
B	Computed using average daily shares outstanding.
C

Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

D

Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

E	Annualized.
F	Not annualized.

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights—Continued

Western Asset Core Plus Bond Portfolio

For a share of each class of capital stock outstanding:

Financial Intermediary Class :

	YEAR ENDED DECEMBER 31, 2009		PERIOD ENDED DECEMBER 31, 2008A		YEARS ENDED MARCH 31,
					2008		2007		2006		2005
Net asset value, beginning of year	$8.66		$9.88		$10.56		$10.24		$10.52		$10.71

Investment operations:
Net investment income	.45	B	.37	B	.52	B	.48	B	.42	C	.35	C
Net realized and unrealized gain/(loss)	1.71		(1.17)		(.62)		.35		(.18)		.04

Total from investment operations	2.16		(.80)		(.10)		.83		.24		.39

Distributions from:
Net investment income	(.55)		(.42)		(.50)		(.51)		(.49)		(.33)
Net realized gain on investments	(.14)		—		(.08)		—	D	(.03)		(.25)

Total distributions	(.69)		(.42)		(.58)		(.51)		(.52)		(.58)

Net asset value, end of year	$10.13		$8.66		$9.88		$10.56		$10.24		$10.52

Total returnE	25.78%		(8.28)%		(.97)%		8.30%		2.32%		3.77%

Ratios to Average Net Assets:
Total expensesF	.86%		.77	%G	.68%		.69%		.70%		.70%
Expenses net of waivers, if anyF	.70%		.70	%G	.68%		.69%		.70%		.70%
Expenses net of all reductionsF	.70%		.70	%G	.68%		.69%		.70%		.70%
Net investment income	4.9%		5.2	%G	5.1%		4.7%		4.0%		2.9%

Supplemental Data:
Portfolio turnover rate	201.7%		124.4	%H	488.2%		448.6%		549.4%		586.1%
Net assets, end of year (in thousands)	$757,048		$840,452		$1,215,985		$767,903		$503,217		$191,085

A	For the period April 1, 2008 to December 31, 2008.
B	Computed using average daily shares outstanding.
C	Computed using SEC method.
D	Amount less than $.01 per share.
E

Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

F

Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

G	Annualized.
H	Not annualized.

See notes to financial statements.

Annual Report to Shareholders

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Western Asset Funds, Inc. (“Corporation”), consisting of Western Asset Absolute Return Portfolio (“Absolute Return”), Western Asset Core Bond Portfolio (“Core”), Western Asset Core Plus Bond Portfolio (“Core Plus”), Western Asset High Yield Portfolio (“High Yield”), Western Asset Inflation Indexed Plus Bond Portfolio (“Inflation Indexed”), Western Asset Intermediate Bond Portfolio (“Intermediate”), Western Asset Intermediate Plus Bond Portfolio (“Intermediate Plus”), Western Asset Limited Duration Bond Portfolio (“Limited Duration”) and Western Asset Non-U.S. Opportunity Bond Portfolio (“Non-U.S.”) (individually a “Fund,” collectively the “Funds”), is registered under the Investment Company Act of 1940, as amended (“the 1940 Act”), as a diversified, open-end management investment company with the exception of Non-U.S., which is non-diversified. Financial Statements for Absolute Return, High Yield, Inflation Indexed, Intermediate, Intermediate Plus, Limited Duration and Non-U.S. are contained in a separate report to shareholders.

Each Fund offers three classes of shares: Institutional Class, Institutional Select Class and Financial Intermediary Class. Shares in the Financial Intermediary Class bear a distribution fee. The income and expenses of each of the Funds are allocated proportionately to the three classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on the Financial Intermediary Class shares, and transfer agent and shareholder servicing expenses, and certain other expenses, which are determined separately for each class.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through February 23, 2010, the issuance date of the financial statements.

(a) Investment Valuation. Debt securities are valued at the last quoted bid provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before each Fund calculates its net asset value, the Funds value these securities at fair value as determined in accordance with procedures approved by the Funds’ Board of Directors.

The Funds have adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157) ("ASC Topic 820"). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value each Fund's investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including each Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

Annual Report to Shareholders

Notes to Financial Statements—Continued

The following is a summary of the inputs used in valuing the Funds' assets carried at fair value:

Core

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Securities†:
Corporate Bonds and Notes	—	$937,883,011	—	$937,883,011
Asset-Backed Securities	—	139,426,031	—	139,426,031
Mortgage-Backed Securities	—	672,629,743	—	672,629,743
Municipal Bonds	—	3,541,394	—	3,541,394
U.S. Government and Agency Obligations	—	789,051,598	—	789,051,598
U.S. Government Agency Mortgage-Backed Securities	—	913,612,270	—	913,612,270
Yankee Bonds	—	227,975,363	—	227,975,363
Preferred Stocks	$1,559,351	13,967,868	$1,016,059	16,543,278
Total Long-Term Securities	1,559,351	3,698,087,278	1,016,059	3,700,662,688
Short-Term Securities:
U.S. Government and Agency Obligations	—	155,828,969	—	155,828,969
Options Purchased	1,655,156	3,270,737	—	4,925,893
Total Short-Term Securities	1,655,156	159,099,706	—	160,754,862
Total Investments	$3,214,507	$3,857,186,984	$1,016,059	$3,861,417,550
Other Financial Instruments:
Futures Contracts	(1,379,706)	—	—	(1,379,706)
Options Written	(2,860,162)	(18,612,050)		(21,472,212)
Swaps:
Interest Rate Swaps‡	—	(5,162,121)	—	(5,162,121)
Credit Default Swaps on Corporate Issues—Sell Protection‡	—	(1,095,443)	—	(1,095,443)
Credit Default Swaps on Corporate Issues—Buy Protection‡	—	15,447,011	—	15,447,011
Credit Default Swaps on Credit Indices—Sell Protection‡	—	(49,836,403)	—	(49,836,403)
Credit Default Swaps on Credit Indices—Buy Protection‡	—	36,519,248	—	36,519,248
Total Other Financial Instruments	(4,239,868)	(22,739,758)	—	(26,979,626)
Total	$(1,025,361)	$3,834,447,226	$1,016,059	$3,834,437,924

†	See Portfolio of Investments for additional detailed categorizations.
‡	Values include any premiums paid or received with respect to swap contracts.

Annual Report to Shareholders

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds	Mortgage-Backed Securities	Yankee Bonds	Preferred Stocks	Total
Investments in Securities
Balance as of December 31, 2008	$4,043,832	$2,503,942	$1,216,800	$1,042,166	$8,806,740
Accrued Premiums/Discounts	255,250	(475)	365,186	—	619,961
Realized Gain/(Loss)(1)	37,780	6,344	—	—	44,124
Change in Unrealized Appreciation
(Depreciation)(2)	3,089,504	1,030,875	3,437,314	(26,107)	7,531,586
Net Purchases (Sales)	2,269,111	(612,800)	—	—	1,656,311
Net Transfers in and/or out of Level 3	(9,695,477)	(2,927,886)	(5,019,300)	—	(17,642,663)
Balance as of December 31, 2009	$—	$—	$—	$1,016,059	$1,016,059
Net Change in Unrealized Appreciation (Depreciation) for Investments in securities still held at December 31, 2009(2)	—	—	—	$(26,107)	$(26,107)

(1)	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.
(2)

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

Annual Report to Shareholders

Notes to Financial Statements—Continued

Core Plus

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Securities†:
Corporate Bonds and Notes	—	$1,944,373,191	$2,061,675	$1,946,434,866
Asset-Backed Securities	—	299,881,839	—	299,881,839
Mortgage-Backed Securities	—	971,131,487	92,062	971,223,549
Loan Participations and Assignments	—	50,898,411	—	50,898,411
Municipal Bonds	—	7,817,438	—	7,817,438
U.S. Government and Agency Obligations	—	1,678,739,602	—	1,678,739,602
U.S. Government Agency Mortgage-Backed Securities	—	2,153,608,617	—	2,153,608,617
Yankee Bonds	—	603,039,838	—	603,039,838
Foreign Government Obligations	—	82,806,960	—	82,806,960
Common Stocks and Equity Interests	$69,160	—	—	69,160
Preferred Stocks	6,502,332	90,719,184	269,028	97,490,544
Warrants	—	119,111	—	119,111
Total Long-Term Securities	6,571,492	7,883,135,678	2,422,765	7,892,129,935
Short-Term Securities†:
U.S. Government and Agency Obligations	—	310,635,827	—	310,635,827
Options Purchased	3,685,781	7,772,519	—	11,458,300
Repurchase Agreement	—	147,580,000	—	147,580,000
Total Short-Term Securities	3,685,781	465,988,346	—	469,674,127
Total Investments	$10,257,273	$8,349,124,024	$2,422,765	$8,361,804,062
Other Financial Instruments:
Futures Contracts	(7,303,523)	—	—	(7,303,523)
Options Written	(6,424,425)	(45,315,205)	—	(51,739,630)
Swaps:
Interest Rate Swaps‡	—	(12,974,117)	—	(12,974,117)
Credit Default Swaps on Corporate Issues—Sell Protection‡	—	(7,460,444)	—	(7,460,444)
Credit Default Swaps on Corporate Issues—Buy Protection‡	—	27,043,592	—	27,043,592
Credit Default Swaps on Credit Indices—Sell Protection‡	—	(73,880,771)	—	(73,880,771)
Credit Default Swaps on Credit Indices—Buy Protection‡	—	9,826,756	—	9,826,756
Forward Foreign Currency Contracts	—	15,757,115	—	15,757,115
Total Other Financial Instruments	$(13,727,948)	$(87,003,074)	—	$(100,731,022)
Total	$(3,470,675)	$8,262,120,950	$2,422,765	$8,261,073,040

†	See Portfolio of Investments for additional detailed categorizations.
‡	Values include any premiums paid or received with respect to swap contracts.

Annual Report to Shareholders

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds and Notes	Asset-Backed Securities	Mortgage-Backed Securities	Yankee Bonds	Preferred Stocks	Total
Investments in Securities
Balance as of December 31, 2008	$8,401,752	$12,803,818	$8,295,524	$4,820,400	$275,940	$34,597,434
Accrued Premiums/Discounts	33,216	17	(10,309)	1,446,700	—	1,469,624
Realized Gain/(Loss)(1)	25,226	101	(19,113)	—	—	6,214
Change in Unrealized Appreciation (Depreciation)(2)	5,768,469	1,238,002	3,368,863	13,617,050	(6,912)	23,985,472
Net Purchases (Sales)	2,760,769	(4,539,193)	(1,924,489)	—	—	(3,702,913)
Net transfers in and/or out of Level 3	(14,927,757)	(9,502,745)	(9,618,414)	(19,884,150)	—	(53,933,066)
Balance as of December 31, 2009	$2,061,675	$—	$92,062	$—	$269,028	$2,422,765
Net Change in Unrealized Appreciation (Depreciation) for Investments in Securities still held at December 31, 2009(2)	$81,675	—	—	—	$(6,912)	$74,763

(1)	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.
(2)

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase Agreements. Each Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is each Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the affected Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which a Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Short Sale Transactions. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it in the open market at the time of replacement. The proceeds received by a Fund for the short sale are retained by the broker as collateral until the Fund replaces the borrowed security. The collateral required is determined daily by reference to the market value of the short positions. Liabilities for securities sold short are marked to market daily and reported at market value in the financial statements.

Short sale transactions may result in a risk of loss that may exceed the amount shown on the Statement of Assets and Liabilities. A gain, limited to the price at which the Fund sold the security short, or a loss, potentially unlimited in size, will be recognized upon termination of a short sale. Dividends on short positions are recorded as a liability on the ex-dividend date and are shown in the Statement of Operations as Dividend Expense because the Fund must pay the dividend to the lender of the security.

Annual Report to Shareholders

Notes to Financial Statements—Continued

Short selling is a technique that may be considered speculative, involves risk beyond the amount of money used to secure each transaction and may represent a form of leverage.

(d) Securities Traded on a When-Issue Basis. Each Fund may trade securities on a when-issue basis. In a when-issue transaction, the securities are purchased or sold by each Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Securities Traded on a To-Be-Announced Basis. Each Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, a Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date a Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(f) Mortgage Dollar Rolls. Each Fund may enter into mortgage dollar rolls in which a Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

Each Fund executes its mortgage dollar rolls entirely in the TBA market, whereby a Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. Each Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(g) Forward Foreign Currency Contracts. Core Plus may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(h) Loan Participations. Each Fund may invest in loans arranged through private negotiation between one or more financial institutions. Each Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, each Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and each Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

Each Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

Annual Report to Shareholders

(i) Written Options. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and a Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that a Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that a Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(j) Futures Contracts. Each Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Funds are required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Funds each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures held in Core Plus, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Funds recognize a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Funds may not be able to enter into a closing transaction because of an illiquid secondary market.

(k) Swap agreements. Each Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by the Funds are recognized in the Statement of Operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Funds’ custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Funds are recognized as realized gain or loss at the time of receipt or payment in the Statement of Operations.

Annual Report to Shareholders

Notes to Financial Statements—Continued

As disclosed in each Fund’s summary of open swap contracts, the aggregate fair values of credit default swaps in a net liability position as of December 31, 2009 were $65,217,271 and $111,085,158 for Core and Core Plus, respectively. The aggregate fair value of assets posted as collateral, for all swaps were $43,622,529 and $106,320,000 for Core and Core Plus, respectively. If a defined credit event had occurred as of December 31, 2009, the swaps' credit-risk-related contingent features would have been triggered and the Funds would have been required to pay up to $927,011,196 and $2,442,403,638 for Core and Core Plus, respectively, less the value of the contracts’ related reference obligations.

Credit Default Swaps.

Each Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage their credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Funds may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Funds have exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Funds generally receive an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Funds are a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Funds could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Funds effectively add leverage to their portfolios because, in addition to their total net assets, the Funds are subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Funds generally receive an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest Rate Swaps.

Each Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Funds may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income. Interest rate swaps are marked to market daily based upon quotations from market

Annual Report to Shareholders

makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Funds record a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Funds’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty.

Total Return Swaps.

Each Fund may enter into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Funds will receive a payment from the counterparty. To the extent it is less, the Funds will make a payment to the counterparty. Periodic payments received or made by the Funds are recorded in the Statement of Operations as realized gains or losses, respectively.

(l) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(m) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or credit event occurs by the issuer, a Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to Shareholders. Distributions from net investment income on the shares of the Funds are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report to Shareholders

Notes to Financial Statements—Continued

(o) Compensating Balance Agreements. Each Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash deposit with the bank.

(p) Credit and Market Risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(q) Other. In the normal course of business, each Fund enters into contracts that provide general indemnifications. Each Fund's maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

(r) Federal and Other Taxes. It is each Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Funds’ financial statements.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2009, no provision for income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(s) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the year, the following reclassifications have been made:

Fund			Undistributed Net Investment Income	Accumulated Net Realized Loss
Core	(a	)	$22,528,478	$(22,528,478)
Core Plus	(b	)	132,547,675	(132,547,675)

(a)	Reclassifications are primarily due to losses from mortgage backed securities treated as capital losses for tax purposes, book/tax differences in the treatment of swap contracts and book/tax differences in the treatment of certain securities.
(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, losses from mortgage backed securities treated as capital losses for tax purposes, book/tax differences in the treatment of Treasury Inflation-Protected Securities, book/tax differences in the treatment of swap contracts and book/tax differences in the treatment of certain securities.

2. Investment Management Agreement and Other Transactions with Affiliates

Each Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Prior to September 30, 2009, Legg Mason Fund Adviser, Inc. (“LMFA”) was the investment manager. Western Asset Management Company (“Western Asset”) is the investment adviser to Core and Core Plus. Western Asset Management Company Limited (“WAML”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) share investment advisory responsibilities with Western Asset for Core Plus.

Annual Report to Shareholders

Pursuant to their respective agreements, LMPFA provides the Funds with management and administrative services for which each Fund pays a fee, computed daily and payable monthly, at annual rates of each Fund’s average daily net assets. From August 1, 2008 through April 30, 2010, the manager is contractually obligated to follow the Fee Cap for the Institutional Select and Financial Intermediary Classes of each Fund. From August 1, 2008 through April 30, 2010, the manager is contractually obligated to waive its compensation (and, to the extent necessary, bear other expenses of the Portfolio) with respect to the Institutional Class of certain Funds in amounts equal to specified annual rates of each such Fund’s average daily net assets attributable to such share class (“Flat Waiver”). Western Asset and WAML also agreed to waive their advisory fees (which are paid by LMPFA, and not the Funds) in corresponding amounts under both the Fee Cap and the Flat Waiver.

Any amounts waived or reimbursed in a particular fiscal year under the Fee Cap will be subject to repayment by a Fund on behalf of the applicable class to LMPFA to the extent that from time to time during the next three fiscal years the repayment will not cause a Fund’s expenses for such class to exceed a limit agreed between the Fund and LMPFA. The following chart shows annual rates of management fees, expense limits or waivers (as applicable), management fees waived and potential fees which may be recaptured for the Funds’ share classes.

Fund	Asset Breakpoint for Management Fee	Management Fee	Expense Limitation 8/1/08-4/30/10	Waiver	Management Fees (Waived/ Recaptured)	Maximum Amount Subject to Recapture
Core
Institutional Class	Up to $500 million	0.450%	—	—	—	—
	Next $500 million	0.425%
	In excess of $1 billion	0.400%
Institutional Select Class	Up to $500 million	0.450%	0.50%	—	—	—
	Next $500 million	0.425%
	In excess of $1 billion	0.400%
Financial Intermediary Class	Up to $500 million	0.450%	0.75%	—	—	861,055
	Next $500 million	0.425%
	In excess of $1 billion	0.400%
Core Plus
Institutional Class	Up to $500 million	0.450%	—	—	—	—
	Next $500 million	0.425%
	In excess of $1 billion	0.400%
Institutional Select Class	Up to $500 million	0.450%	0.45%	—	—	3,982
	Next $500 million	0.425%
	In excess of $1 billion	0.400%
Financial Intermediary Class	Up to $500 million	0.450%	0.70%	—	—	1,733,796
	Next $500 million	0.425%
	In excess of $1 billion	0.400%

Legg Mason Investor Services, LLC (“LMIS”) serves as distributor of the Funds’ shares. LMIS receives from each Fund an annual distribution fee of 0.25% of the average daily net assets of the Financial Intermediary Class of each Fund, computed daily and payable monthly.

As of September 30, 2009, LMPFA replaced LMFA. Effective upon the substitution, LMPFA assumed the rights and responsibilities of LMFA under its investment management agreement with the Fund, including all of the responsibilities to the Fund described in the Fund’s prospectus.

LMPFA, Western Asset, WAML, Western Singapore, Western Japan and LMIS are wholly owned subsidiaries of Legg Mason, Inc.

Annual Report to Shareholders

Notes to Financial Statements—Continued

3. Investments

During the year ended December 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

Core	Investments	U.S. Government & Agency Obligations
Purchases	$838,929,801	$7,583,485,462
Sales	1,184,605,463	8,639,022,179

Core Plus	Investments	U.S. Government & Agency Obligations
Purchases	$1,683,164,716	$15,313,517,977
Sales	2,235,466,043	17,757,975,923

At December 31, 2009, the aggregate gross unrealized apprecition and depreciation of investments for federal income tax purposes were as follows:

Fund	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Core	$99,707,896	$(565,272,701)	$(465,564,805)
Core Plus	310,702,777	(974,544,953)	(663,842,176)

During the year ended December 31, 2009, written option transactions for the Funds were as follows:

Core	Number of Contracts	Premiums
Written options, outstanding December 31, 2008	647,290,423	$32,385,640
Options written	1,251,609,094	33,226,867
Options closed	(261,012,180)	(12,755,214)
Options exercised	(137,006,387)	(8,878,351)
Options expired	(1,170,336,790)	(25,365,860)

Written options, outstanding December 31, 2009	330,544,160	$18,613,082

Core Plus	Number of Contracts	Premiums
Written options, outstanding December 31, 2008	1,404,999,259	$65,919,361
Options written	3,074,771,677	87,443,970
Options closed	(611,229,265)	(30,418,594)
Options exercised	(356,262,250)	(17,257,112)
Options expired	(2,638,210,110)	(60,231,749)

Written options, outstanding December 31, 2009	(874,069,311)	$45,455,876

Annual Report to Shareholders

At December 31, 2009, the Funds had the following open forward foreign currency contracts:

Core Plus

	Settlement Date	Contract to				Unrealized Gain/(Loss)
Broker		ReceiveA		DeliverA
Deutsche Bank AG London	2/17/2010	CAD	54,164,500	USD	50,937,124	$853,171
JPMorgan Chase Bank	2/17/2010	CAD	18,877,545	USD	17,769,777	280,304
Citibank NA	2/17/2010	EUR	4,050,000	USD	6,032,475	(226,966)
Credit Suisse First Boston (London)	2/17/2010	EUR	31,793,419	USD	47,240,570	(1,666,009)
JPMorgan Chase Bank	2/17/2010	EUR	3,500,000	USD	5,189,555	(172,449)
Citibank NA	2/17/2010	GBP	560,000	USD	933,353	(29,096)
JPMorgan Chase Bank	2/17/2010	GBP	29,600,000	USD	48,869,600	(1,073,139)
Citibank NA	2/17/2010	USD	50,883,544	EUR	34,279,325	1,745,540
Citibank NA	2/17/2010	USD	21,749,733	GBP	13,171,199	481,601
Deutsche Bank AG London	2/17/2010	USD	60,443,967	GBP	36,646,033	1,269,957
Deutsche Bank AG London	2/17/2010	USD	40,029,800	JPY	3,600,000,000	1,367,136
Goldman Sachs International	2/17/2010	USD	70,082,450	EUR	47,500,000	1,993,150
Goldman Sachs International	2/17/2010	USD	40,000,000	JPY	3,505,320,000	2,354,164
JPMorgan Chase Bank	2/17/2010	USD	92,159,080	EUR	62,215,000	2,976,431
JPMorgan Chase Bank	2/17/2010	USD	81,700,000	JPY	7,129,387,100	5,133,028
UBS AG London	2/17/2010	USD	13,944,806	EUR	9,400,000	470,292

						$15,757,115

A	Definitions of currency abbreviations:

CAD—Canadian Dollar

EUR—Euro

GBP—British Pound

JPY—Japanese Yen

USD—United States Dollar

At December 31, 2009, the Funds had the following open swap contracts:

As of December 31, 2009, the one and three month London Interbank offered Rate (“LIBOR”) were 0.2309% and 0.2506%, respectively.

Core

Interest Rate Swaps:
Swap Counterparty (Reference Entity)	Termination Date	Periodic Payments Made by the Fund‡	Periodic Payments Received by the Fund‡	Contract Notional Amount	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Banc of America Securities LLC	March 1, 2013	5.104% Semi-Annually	3-month LIBOR	$4,700,000	—	$(427,534)

Banc of America Securities LLC	December 16, 2013	5.381% Semi-Annually	3-month LIBOR	2,740,000	—	(295,108)

Banc of America Securities LLC	November 10, 2015	4.864% Semi-Annually	3-month LIBOR	4,400,000	—	(386,933)

Banc of America Securities LLC	January 15, 2016	5.45084% Semi-Annually	3-month LIBOR	2,750,000	—	(330,746)

Banc of America Securities LLC	October 3, 2016	5.425% Semi-Annually	3-month LIBOR	4,120,000	—	(494,988)

Annual Report to Shareholders

Notes to Financial Statements—Continued

Core—Continued

Interest Rate Swaps—Continued
Swap Counterparty (Reference Entity)	Termination Date	Periodic Payments Made by the Fund‡	Periodic Payments Received by the Fund‡	Contract Notional Amount	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)

Banc of America Securities LLC	February 15, 2025	4.29456% Semi-Annually	3-month LIBOR	$91,600,000	—	$729,842

Barclays Capital Inc.	November 1, 2011	5.439% Semi-Annually	3-month LIBOR	5,600,000	—	(421,237)

Barclays Capital Inc.	June 25, 2012	5.06% Semi-Annually	3-month LIBOR	3,550,000	—	(287,387)

Barclays Capital Inc.	September 15, 2012	5.189% Semi-Annually	3-month LIBOR	3,520,000	—	(308,344)

Barclays Capital Inc.	November 20, 2019	3.9% Semi-Annually	3-month LIBOR	16,960,000	—	76,583
Bear Stearns, Inc.	September 15, 2014	5% Semi-Annually	3-month LIBOR	4,270,000	—	(406,867)
Citigroup Global Markets	September 15, 2011	3.34% Semi-Annually	3-month LIBOR	5,500,000	—	(199,287)

Credit Suisse First Boston USA	September 15, 2010	5.0025% Semi-Annually	3-month LIBOR	3,070,000	—	(98,453)

Credit Suisse First Boston USA	August 15, 2013	5.023% Semi-Annually	3-month LIBOR	3,020,000	—	(278,181)

Credit Suisse First Boston USA	February 28, 2014	2.75013% Semi-Annually	3-month LIBOR	203,340,000	—	(879,161)

Credit Suisse First Boston USA	March 15, 2014	5.131% Semi-Annually	3-month LIBOR	3,290,000	—	(328,028)

Credit Suisse First Boston USA	September 15, 2015	5.16% Semi-Annually	3-month LIBOR	3,050,000	—	(317,004)

Credit Suisse First Boston USA	March 1, 2017	5.335% Semi-Annually	3-month LIBOR	2,420,000	—	(278,501)

Deutsche Bank AG	June 15, 2016	5.1825% Semi-Annually	3-month LIBOR	5,620,000	—	(592,172)

Deutsche Bank AG	April 1, 2017	5.435% Semi-Annually	3-month LIBOR	4,120,000	—	(501,135)

JP Morgan Chase & Co.	March 17, 2020	3.6% Semi-Annually	3-month LIBOR	24,000,000	$36,188	935,457
Merrill Lynch & Co., Inc.	November 2, 2010	USD-CMS 10Yr	USD-CMM	79,300,000	—	(164,861)*

Morgan Stanley & Co., Inc.	March 15, 2012	4.7625% Semi-Annually	3-month LIBOR	2,750,000	—	(191,766)

Annual Report to Shareholders

Core—Continued

Interest Rate Swaps—Continued
Swap Counterparty (Reference Entity)	Termination Date	Periodic Payments Made by the Fund‡	Periodic Payments Received by the Fund‡	Contract Notional Amount	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)

Morgan Stanley & Co., Inc.	April 30, 2016	5.189% Semi-Annually	3-month LIBOR	$3,400,000	—	$(360,704)

Morgan Stanley & Co., Inc.	September 16, 2019	3.25% Semi-Annually	3-month LIBOR	28,710,000	$(377,410)	1,997,997

RBS Greenwich	March 1, 2016	5.12% Semi-Annually	3-month LIBOR	4,250,000	—	(433,012)

RBS Greenwich	July 16, 2019	3.64% Semi-Annually	3-month LIBOR	50,600,000	—	1,122,693

RBS Greenwich	July 16, 2039	3-month LIBOR	4.095% Semi-Annually	25,300,000	—	(1,780,988)

The Goldman Sachs Group, Inc.	November 2, 2010	USD-CMS 10Yr	USD-CMM	43,100,000	—	39,948 *

The Goldman Sachs Group, Inc.	November 8, 2010	USD-CMS 10Yr	USD-CMM	27,500,000	—	38,978 *

Total				$666,550,000	$(341,222)	$(4,820,899)

Credit Default Swap on Corporate Issues—Sell Protection[1]
Swap Counterparty (Reference Entity)	Termination Date	Implied Credit Spread At December 31, 2009[2]	Periodic Payments Received by the Fund‡	Contract Notional Amount[3]	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Bear Stearns, Inc. (Ford Motor Credit Company, 7%, due 10/1/13 )	June 20, 2010	2.23%	4.83% Quarterly	$12,500,000	$153,401	—	$153,401

Credit Suisse First Boston USA (Eastman Kodak Company, 7.25%, due 11/15/13)	March 20, 2010	3.60%	1.4% Quarterly	6,500,000	(31,962)	—	(31,962)

Deutsche Bank AG (Eastman Kodak Company, 7.25%, due 11/15/13)	March 20, 2010	3.60%	1.25% Quarterly	1,100,000	(5,778)	—	(5,778)
Deutsche Bank AG (Eastman Kodak Company, 7.25%, due 11/15/13)	March 20, 2015	10.14%	1.67% Quarterly	1,300,000	(396,844)	—	(396,844)

Deutsche Bank AG (Ford Motor Credit Co., 7.45%, due 7/16/31)	March 20, 2015	6.90%	2.93% Quarterly	1,700,000	(282,726)	—	(282,726)

Annual Report to Shareholders

Notes to Financial Statements—Continued

Core—Continued

Credit Default Swap on Corporate Issues—Sell Protection[1]—Continued
Swap Counterparty (Reference Entity)	Termination Date	Implied Credit Spread At December 31, 2009[2]	Periodic Payments Received by the Fund‡	Contract Notional Amount[3]	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)

RBS Greenwich (Countrywide Home Loans, Inc., 4%, due 3/22/11)	June 20, 2012	0.81%	0.72% Quarterly	$25,000,000	$(55,603)	—	$(55,603)

RBS Greenwich (Countrywide Home Loans, Inc., 4%, due 3/22/11)	September 20, 2012	0.83%	6% Quarterly	9,100,000	1,251,872	—	1,251,872

RBS Greenwich (Countrywide Home Loans, Inc., 4%, due 3/22/11)	September 20, 2012	0.83%	6.1% Quarterly	9,100,000	1,276,106	—	1,276,106

RBS Greenwich (Countrywide Home Loans, Inc., 4%, due 3/22/11)	September 20, 2012	0.83%	2.75% Quarterly	10,000,000	510,191	—	510,191

RBS Greenwich (Countrywide Home Loans, Inc., 4%, due 3/22/11)	December 20, 2012	0.85%	5% Quarterly	10,000,000	1,199,304	$(736,692)	1,935,996
RBS Greenwich (Ford Motor Credit Company, 7%, due 10/1/13)	December 20, 2010	2.47%	4.26% Quarterly	25,000,000	428,983	—	428,983

RBS Greenwich (General Motors Acceptance Corporation, 6.875%, due 8/12/12)	June 20, 2010	2.22%	4.53% Quarterly	15,000,000	163,925	—	163,925
RBS Greenwich (General Motors Acceptance Corporation, 6.875%, due 8/28/12)	June 20, 2010	2.22%	4.68% Quarterly	25,000,000	290,958	—	290,958

RBS Greenwich (General Motors Acceptance Corporation, 6.875%, due 8/28/12)	September 20, 2010	2.75%	5.75% Quarterly	7,500,000	161,399	—	161,399

Annual Report to Shareholders

Core—Continued

Credit Default Swap on Corporate Issues—Sell Protection[1]—Continued
Swap Counterparty (Reference Entity)	Termination Date	Implied Credit Spread At December 31, 2009[2]	Periodic Payments Received by the Fund‡	Contract Notional Amount[3]	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
RBS Greenwich (Residential Capital Corp., 6.5%, due 4/17/13)	September 20, 2012	13.05%	2.32% Quarterly	$20,000,000	$(3,999,206)	—	$(3,999,206)

RBS Greenwich (Ryland Group Inc., 5.375%, due 1/15/15)	December 20, 2012	1.47%	2.4% Quarterly	9,800,000	259,754	—	259,754

RBS Greenwich (SLM Corp., 5.125%, due 8/27/12)	June 20, 2012	5.06%	1.78% Quarterly	25,000,000	(1,810,675)	—	(1,810,675)

RBS Greenwich (SLM Corp., 5.125%, due 8/27/12)	September 20, 2012	5.10%	2.67 % Quarterly	10,000,000	(584,428)	—	(584,428)

RBS Greenwich (Time Warner Inc. 6.875%, due 5/1/12)	September 20, 2010	0.21%	0.47% Quarterly	5,000,000	9,404	—	9,404

RBS Greenwich (Time Warner Inc., 6.875%, due 5/1/12)	December 20, 2010	0.21%	0.5% Quarterly	12,500,000	35,255	—	35,255

The Goldman Sachs Group, Inc. (Countrywide Financial, 0.0%, due 2/8/31)	September 20, 2012	0.83%	6% Quarterly	4,700,000	646,571	—	646,571
The Goldman Sachs Group, Inc. (Eastman Kodak Company, 7.25%, due 11/15/13)	March 20, 2015	10.14%	1.67% Quarterly	1,400,000	(427,370)	—	(427,370)

The Goldman Sachs Group, Inc. (Ford Motor Credit Co., 7%, due 10/1/13)	June 20, 2010	2.23%	4.75% Quarterly	1,900,000	22,598	—	22,598

The Goldman Sachs Group, Inc. (General Motors Acceptance Corporation, 6.875%, due 8/28/12)	June 20, 2010	2.22%	6% Quarterly	5,000,000	89,428	—	89,428

			Total	$254,100,000	$(1,095,443)	$(736,692)	$(358,751)

Annual Report to Shareholders

Notes to Financial Statements—Continued

Core—Continued

Credit Default Swaps on Corporate Issues—Buy Protection[4]
Swap Counterparty (Reference Entity)	Termination Date	Periodic Payments Made by the Fund‡	Contract Notional Amount[3]	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Banc of America Securities LLC (Home Depot Inc., 3.75%, due 9/15/09)	December 20, 2013	0.635% Quarterly	$2,740,000	$(16,533)	—	$(16,533)

Banc of America Securities LLC (Marriot International Inc., 4.625%, due 6/15/12 )	December 20, 2015	0.73% Monthly	4,400,000	35,404	—	35,404

Banc of America Securities LLC (Masco Corp., 5.875%, due 7/15/12)	December 20, 2016	1.04% Quarterly	4,120,000	287,504	—	287,504

Banc of America Securities LLC (PHH Corporate Note, 7.125%, due 3/1/13 )	March 20, 2013	1.05% Monthly	3,410,000	505,793	—	505,793

Banc of America Securities LLC (Viacom Inc., 4.625%, due 5/15/18)	December 20, 2015	1.13% Quarterly	2,750,000	26,680	—	26,680

Barclays Capital Inc. (Amerisourcebergen Corp., 5.625%, due 9/15/12)	September 20, 2012	0.5% Quarterly	3,520,000	(23,623)	—	(23,623)

Barclays Capital Inc. (Health Care Property Investments Inc., 6.45%, due 6/25/12)	June 20, 2012	0.63% Quarterly	3,550,000	57,763	—	57,763

Barclays Capital Inc. (Motorola Inc., 6.5%, due 9/1/25)	December 20, 2011	0.32% Quarterly	5,600,000	54,741	—	54,741

Bear Stearns, Inc. (Bell South Corp., 6%, due 10/15/11)	September 20, 2014	0.28% Quarterly	4,270,000	13,764	—	13,764

Credit Suisse First Boston USA (AAMES Mortgage Investment Trust 2005-1 M8, 1-Month LIBOR + 160 bp, due 6/25/35)	June 25, 2035	1.28% Monthly	784,000	749,980	—	749,980

Annual Report to Shareholders

Core—Continued

Credit Default Swaps on Corporate Issues—Buy Protection[4]—Continued
Swap Counterparty (Reference Entity)	Termination Date	Periodic Payments Made by the Fund‡	Contract Notional Amount[3]	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse First Boston USA (AAMES Mortgage Investment Trust 2005-1 M9, 1-Month LIBOR + 250 bp, due 6/25/35)	June 25, 2035	2.05% Monthly	$784,000	$764,740	—	$764,740

Credit Suisse First Boston USA (ACE Securities Corp. 2005-HE1 M8, 1-Month LIBOR + 138 bp, due 2/25/35)	February 25, 2035	1.31% Monthly	304,796	302,719	—	302,719

Credit Suisse First Boston USA (Aegis Asset Backed Securities Trust 2004-4 B2, 1-Month LIBOR + 190bp, due 10/25/34)	October 25, 2034	1.37% Monthly	442,801	388,981	—	388,981

Credit Suisse First Boston USA (Aegis Asset Backed Securities Trust 2005 B2, 1-Month LIBOR + 130 bp, due 3/25/35)	March 25, 2035	1.31% Monthly	784,000	783,257	—	783,257

Credit Suisse First Boston USA (Aegis Asset Backed Securities Trust 2005 B3, 1-Month LIBOR + 200 bp, due 3/25/35)	March 25, 2035	2.18% Monthly	784,000	783,347	—	783,347

Credit Suisse First Boston USA (Amerisource Bergen Corp., 8.125%, due 9/1/08)	September 20, 2015	0.9% Quarterly	3,050,000	(67,744)	—	(67,744)

Credit Suisse First Boston USA (Argent Securities Inc. 2004-W11 M10, 1-Month LIBOR + 350bp, due 11/25/34)	November 25, 2034	2.15% Monthly	256,252	251,696	—	251,696

Credit Suisse First Boston USA (Argent Securities Inc. 2004-W11 M9, 1-Month LIBOR + 225bp, due 11/25/34)	November 25, 2034	1.33% Monthly	298,717	291,249	—	291,249

Annual Report to Shareholders

Notes to Financial Statements—Continued

Core—Continued

Credit Default Swaps on Corporate Issues—Buy Protection[4]—Continued
Swap Counterparty (Reference Entity)	Termination Date	Periodic Payments Made by the Fund‡	Contract Notional Amount[3]	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse First Boston USA (Argent Securities Inc. 2004-W4 M3, 1-Month LIBOR + 300 bp, due 3/25/34)	March 25, 2034	2.2% Monthly	$371,871	$289,777	—	$289,777

Credit Suisse First Boston USA (Finance America Mortgage Loan Trust 2004-3 M8, 1-Month LIBOR + 180bp, due 11/25/34)	November 25, 2034	1.31% Monthly	285,027	283,481	—	283,481

Credit Suisse First Boston USA (Finance America Mortgage Loan Trust 2004-3 M9, 1-Month LIBOR + 315bp, due 11/25/34)	November 25, 2034	2.18% Monthly	21,881	21,876	—	21,876

Credit Suisse First Boston USA (Fremont Home Loan Trust 2005-A M8, 1-Month LIBOR + 135bp, due 1/25/35)	January 25, 2035	1.31% Monthly	310,788	303,204	—	303,204

Credit Suisse First Boston USA (Fremont Home Loan Trust 2005-A, 1-Month LIBOR + 100bp, due 1/25/35)	January 25, 2035	2.08% Monthly	3,940	3,928	—	3,928

Credit Suisse First Boston USA (IndyMac Home Equity Loan Asset-Backed, Trust 2004-C M8, 1-Month LIBOR + 190bp, due 3/25/35)	March 25, 2035	1.28% Monthly	409,241	380,101	—	380,101

Credit Suisse First Boston USA (IndyMac Home Equity Loan Asset-Backed, Trust 2004-C M9, 1-Month LIBOR + 325bp, due 3/25/35)	March 25, 2035	2.05% Monthly	326,584	305,746	—	305,746

Credit Suisse First Boston USA (Long Beach Mortgage Loan Trust 2004-1 M9, 1-Month LIBOR + 350bp, due 2/25/34)	February 25, 2034	2.15% Monthly	165,409	129,669	—	129,669

Annual Report to Shareholders

Core—Continued

Credit Default Swaps on Corporate Issues—Buy Protection[4]—Continued
Swap Counterparty (Reference Entity)	Termination Date	Periodic Payments Made by the Fund‡	Contract Notional Amount[3]	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse First Boston USA (Long Beach Mortgage Loan Trust 2005-1 M8, 1-Month LIBOR + 170bp, due 2/25/35)	February 25, 2035	1.31% Monthly	$344,389	$342,970	—	$342,970

Credit Suisse First Boston USA (Marsh & Mclennan Company, Inc., 5.375%, due 7/15/14)	September 20, 2010	0.46% Quarterly	3,070,000	(3,024)	—	(3,024)

Credit Suisse First Boston USA (Masco Corp., 5.875%, due 7/15/12)	September 20, 2013	0.75% Quarterly	3,320,000	114,663	—	114,663

Credit Suisse First Boston USA (MASTR Asset Backed Securities Trust 2005-NC1 M8, 1-Month LIBOR + 153bp, due 12/25/34)	December 25, 2034	1.31% Monthly	461,351	430,772	—	430,772

Credit Suisse First Boston USA (MASTR Asset Backed Securities Trust 2005-NC1 M9, 1-Month LIBOR + 240bp, due 12/25/34)	December 25, 2034	2.08% Monthly	414,556	399,203	—	399,203

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc. 2004-WMC1 B3, 1-Month LIBOR + 225bp, due 9/25/35)	September 25, 2035	2.05% Monthly	206,563	195,627	—	195,627

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc. 2004-WMC4 B3, 1-Month LIBOR + 375bp, due 4/25/35)	April 25, 2035	2.15% Monthly	185,449	181,560	—	181,560

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc. 2005-NC1 B2, 1-Month LIBOR + 130bp, due 10/25/35)	October 25, 2035	1.28% Monthly	280,552	265,465	—	265,465

Annual Report to Shareholders

Notes to Financial Statements—Continued

Core—Continued

Credit Default Swaps on Corporate Issues—Buy Protection[4]—Continued
Swap Counterparty (Reference Entity)	Termination Date	Periodic Payments Made by the Fund‡	Contract Notional Amount[3]	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc. 2005-NC1 B3, 1-Month LIBOR + 205bp, due 10/25/35)	October 25, 2035	2.05% Monthly	$281,898	$268,113	—	$268,113

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc. 2005-WMC1 B2, 1-Month LIBOR + 135bp, due 9/25/35)	September 25, 2035	1.28% Monthly	266,082	251,548	—	251,548

Credit Suisse First Boston USA (Morgan Stanley ABS Capital I 2005-WMC1 B2, 1-Month LIBOR + 130bp, due 1/25/35)	January 25, 2035	1.31% Monthly	248,671	243,253	—	243,253

Credit Suisse First Boston USA (Morgan Stanley ABS Capital I 2005-WMC1 B3, 1-Month LIBOR + 215bp, due 1/25/35)	January 25, 2035	2.18% Monthly	36,619	36,529	—	36,529

Credit Suisse First Boston USA (New Century Home Equity Loan Trust 2004-2 M9, 1-Month LIBOR + 325bp, due 8/25/34)	August 25, 2034	2.15% Monthly	296,162	173,278	—	173,278

Credit Suisse First Boston USA (New Century Home Equity Loan Trust 2005-1 M8, 1-Month LIBOR + 140bp, due 3/25/35)	March 25, 2035	1.31% Monthly	384,430	366,777	—	366,777

Credit Suisse First Boston USA (New Century Home Equity Loan Trust 2005-1 M9, 1-Month LIBOR + 205bp, due 3/25/35)	March 25, 2035	2.18% Monthly	335,297	322,341	—	322,341

Annual Report to Shareholders

Core—Continued

Credit Default Swaps on Corporate Issues—Buy Protection[4]—Continued
Swap Counterparty (Reference Entity)	Termination Date	Periodic Payments Made by the Fund‡	Contract Notional Amount[3]	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse First Boston USA (Novastar Home Equity Loan 2005-1 B2, 1-Month LIBOR + 135bp, due 6/25/35)	June 25, 2035	1.28% Monthly	$784,000	$748,569	—	$748,569

Credit Suisse First Boston USA (Novastar Home Equity Loan 2005-4 B3, 1-Month LIBOR + 195bp, due 6/25/35)	June 25, 2035	2.05% Monthly	784,000	760,080	—	760,080

Credit Suisse First Boston USA (Park Place Securities, Inc. 2005-WCH1 M8, 1-Month LIBOR + 155bp, due 1/25/36)	January 25, 2036	1.36% Monthly	784,000	766,998	—	766,998

Credit Suisse First Boston USA (Park Place Securities, Inc. 2005-WCH1 M9, 1-Month LIBOR + 250bp, due 1/25/36)	January 25, 2036	2.18% Monthly	384,411	382,474	—	382,474

Credit Suisse First Boston USA (People’s Choice Home Loan Securities Trust 2004-1 M6, 1-Month LIBOR + 230bp, due 6/25/34)	June 25, 2034	1.37% Quarterly	247,840	246,509	—	246,509

Credit Suisse First Boston USA (People’s Choice Home Loan Securities Trust 2005-1 B3, 1-Month LIBOR + 260bp, due 1/25/35)	January 25, 2035	2.05% Monthly	614,700	614,195	—	614,195

Credit Suisse First Boston USA (People’s Choice Home Loan Securities Trust 2005-1, 1-Month LIBOR + 165bp, due 1/25/35)	January 25, 2035	1.28% Monthly	784,000	783,230	—	783,230

Credit Suisse First Boston USA (Southwest Airlines Co., 5.25%, due 10/1/14)	March 20, 2017	0.69% Quarterly	2,420,000	100,986	—	100,986

Credit Suisse First Boston USA (Waste Management Inc., 7.375%, due 8/1/10)	March 20, 2014	0.49% Quarterly	3,290,000	7,291	—	7,291

Annual Report to Shareholders

Notes to Financial Statements—Continued

Core—Continued

Credit Default Swaps on Corporate Issues—Buy Protection[4]—Continued
Swap Counterparty (Reference Entity)	Termination Date	Periodic Payments Made by the Fund‡	Contract Notional Amount[3]	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG (Autozone Inc., 6.95%, due 6/15/16)	June 20, 2016	0.58% Quarterly	$5,620,000	$11,340	—	$11,340

Deutsche Bank AG (Centurytel Inc., 7.875%, due 8/15/12)	March 20, 2017	0.89% Quarterly	4,120,000	48,074	—	48,074

Morgan Stanley & Co., Inc. (Sara Lee Corp. 6.125% due 11/01/32)	September 20, 2011	0.62% Quarterly	5,500,000	(29,965)	—	(29,965)

Morgan Stanley & Co., Inc. (Viacom Inc., 6.25%, due 4/30/16)	March 20, 2012	0.36% Quarterly	5,460,000	(1,760)	—	(1,760)

Morgan Stanley & Co., Inc. (Weyerhaeuser Co. Note, 7.125%, due 7/15/23)	March 20, 2012	0.74% Quarterly	2,750,000	24,996	—	24,996

RBS Greenwich (Home Depot Inc., 5.4%, due 3/1/16)	March 20, 2016	0.48% Monthly	4,250,000	30,841	—	30,841

RBS Greenwich (Washington Mutual 2005-AR11, 1-Month LIBOR + 120bp, due 8/25/45)	August 25, 2045	2.55% Monthly	462,182	456,578	—	456,578 *

Total			$92,130,459	$15,447,011	—	$15,447,011

Credit Default Swap on Credit Indices—Sell Protection[1]
Swap Counterparty (Reference Entity)	Termination Date	Periodic Payments Received by the Fund‡	Contract Notional Amount[3]	Market Value[5]	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Barclays Capital Inc. (CDX IG 10)	June 20, 2013	1.55% Quarterly	$ 55,176,000	$837,627	$(37,482)	$875,109

Barclays Capital Inc. (CDX IG 9)	December 20, 2017	0.8% Quarterly	6,098,400	(185,564)	(235,557)	49,993

Barclays Capital Inc. (CDX IG 9)	December 20, 2017	0.8% Quarterly	24,945,360	(759,045)	(844,564)	85,519

Barclays Capital Inc. (CDX IG HVOL 9)	December 20, 2012	1.4% Quarterly	19,413,264	(801,061)	(375,675)	(425,386)

Barclays Capital Inc. (CDX IG HVOL 9)	December 20, 2012	1.4% Quarterly	2,613,324	(107,835)	(18,276)	(89,559)

Annual Report to Shareholders

Core—Continued

Credit Default Swap on Credit Indices—Sell Protection[1]—Continued
Swap Counterparty (Reference Entity)	Termination Date	Periodic Payments Received by the Fund‡	Contract Notional Amount[3]	Market Value[5]	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Barclays Capital Inc. (CDX IG 10)	June 20, 2013	1.55% Quarterly	$ 13,261,600	$201,324	$(27,397)	$228,721

Bear Stearns, Inc. (ABX-HE-A 06-2)	May 25, 2046	0.44% Quarterly	13,950,091	(13,252,586)	(74,245)	(13,178,341)

Credit Suisse First Boston USA (ABX.HE-AAA 06-1)	July 25, 2045	0.18% Monthly	47,840,964	(8,730,976)	(3,982,507)	(4,748,469)

Credit Suisse First Boston USA (ABX.HE-AAA 06-1)	July 25, 2045	0.18% Monthly	13,855,580	(2,528,644)	(1,219,134)	(1,309,510)

Credit Suisse First Boston USA (ABX.HE-AAA 06-1)	July 25, 2045	0.18% Monthly	63,439,384	(11,577,687)	(6,220,615)	(5,357,072)

Credit Suisse First Boston USA (CDX IG HVOL 10)	June 20, 2013	3.5% Quarterly	18,199,935	354,775	181,870	172,905

Credit Suisse First Boston USA (CDX IG HVOL 10)	June 20, 2013	3.5% Quarterly	18,106,602	352,956	(287,225)	640,181

Deutsche Bank AG (ABX.HE-AAA 06-1)	July 25, 2045	0.18% Monthly	18,822,674	(3,435,138)	(1,578,080)	(1,857,058)

Deutsche Bank AG (ABX.HE-AAA 06-1)	July 25, 2045	0.18% Monthly	9,585,621	(1,749,376)	(843,426)	(905,950)

Deutsche Bank AG (ABX.HE-AAA 06-1)	July 25, 2045	0.18% Monthly	4,531,385	(826,978)	(492,147)	(334,831)

Deutsche Bank AG (iBoxx IG Hi-Vol2)	September 20, 2014	1.3% Quarterly	8,042,667	(197,386)	21,468	(218,854)

JP Morgan Chase & Co. (CDX IG 8)	June 20, 2012	0.35% Quarterly	35,254,560	(613,789)	(157,428)	(456,361)

JP Morgan Chase & Co. (CMBX 3 2007-1 AAA)	August 17, 2050	0.08% Monthly	38,430,000	(5,941,278)	(12,500,565)	6,559,287 *

Merrill Lynch & Co., Inc. (CDX HY 9)	December 20, 2012	2% Quarterly	4,650,000	(313,982)	—	(313,982)

Merrill Lynch & Co., Inc. (CDX HY 9)	December 20, 2012	2.3% Quarterly	4,580,000	(270,153)	—	(270,153)

Morgan Stanley & Co., Inc. (CDX IG HVOL 10)	June 20, 2013	3.5% Quarterly	9,333,300	181,936	39,239	142,697

Morgan Stanley & Co., Inc. (Dow Jones CDX IG HVOL 12)	June 20, 2014	5% Quarterly	10,826,592	1,606,039	305,512	1,300,527

RBS Greenwich (CDX IG 8)	June 20, 2012	0.35% Quarterly	44,431,200	(773,556)	(150,587)	(622,969)

Annual Report to Shareholders

Notes to Financial Statements—Continued

Core—Continued

Credit Default Swap on Credit Indices—Sell Protection[1]—Continued
Swap Counterparty (Reference Entity)	Termination Date	Periodic Payments Received by the Fund‡	Contract Notional Amount[3]	Market Value[5]	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
RBS Greenwich (CDX IG 8)	June 20, 2012	0.35% Quarterly	$7,163,200	$(124,712)	$(77,892)	$(46,820)

RBS Greenwich (CDX IG 8)	June 20, 2012	0.35% Quarterly	4,549,600	(79,209)	(45,921)	(33,288)

RBS Greenwich (CDX IG HVOL 10)	June 20, 2013	3.5% Quarterly	29,586,561	576,737	544,196	32,541

The Goldman Sachs Group, Inc. (CDX HY 9)	December 20, 2012	1.8% Quarterly	17,580,000	(1,287,116)	—	(1,287,116)

The Goldman Sachs Group, Inc. (CDX HY 9)	December 20, 2012	2% Quarterly	4,360,000	(294,400)	—	(294,400)

The Goldman Sachs Group Inc. (CDX HY 9)	December 20, 2012	5.44% Quarterly	10,000,000	303,763	—	303,763

The Goldman Sachs Group, Inc. (CDX IG 9)	December 20, 2017	0.8% Quarterly	17,424,000	(530,183)	(534,003)	3,820

The Goldman Sachs Group, Inc. (CDX IG HVOL 3)	March 20, 2010	1.05% Quarterly	48,333,000	64,418	481	63,937

The Goldman Sachs Group, Inc. (CDX IG HVOL 3)	March 20, 2010	1.05% Quarterly	16,433,220	21,902	(760)	22,662

The Goldman Sachs Group, Inc. (CDX IG HVOL 3)	March 20, 2010	1.05% Quarterly	32,093,112	42,774	(107,877)	150,651

		Total	$672,911,196	$(49,836,403)	$(28,718,597)	$(21,117,806)

Credit Default Swap on Credit Indices—Buy Protection[4]
Swap Counterparty (Reference Entity)	Termination Date	Periodic Payments Made by the Fund‡	Contract Notional Amount[3]	Market Value[5]	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Barclays Capital Inc. (CDX IG 10 6/13)	June 20, 2013	1.55% Quarterly	$ 9,196,000	$(139,604)	$130,486	$(270,090)

Barclays Capital Inc. (CDX IG 10)	June 20, 2013	1.55% Quarterly	36,880,800	(559,887)	206,606	(766,493)

Barclays Capital Inc. (CDX IG HVOL 10)	June 20, 2013	3.5% Quarterly	9,333,300	(181,936)	(286,604)	104,668

Credit Suisse First Boston USA (CDX IG 11)	December 20, 2013	1.5% Quarterly	37,497,600	(710,321)	1,032,331	(1,742,652)

Credit Suisse First Boston USA (CMBX 1 2006-1 AAA)	March 22, 2045	0.1% Monthly	7,300,000	547,500	1,679,258	(1,131,758)*

Credit Suisse First Boston USA (CMBX 2 2006-2 AAA)	March 15, 2049	0.07% Monthly	4,200,000	466,620	909,777	(443,157)*

Annual Report to Shareholders

Core—Continued

Credit Default Swap on Credit Indices—Buy Protection[4]—Continued
Swap Counterparty (Reference Entity)	Termination Date	Periodic Payments Made by the Fund‡	Contract Notional Amount[3]	Market Value[5]	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse First Boston USA (CMBX 3 2007-1 AAA)	August 17, 2050	0.08% Monthly	$18,625,000	$2,879,425	$6,089,784	$(3,210,359	)*

Credit Suisse First Boston USA (CMBX 4 2007-2 AAA)	August 17, 2050	0.35% Monthly	29,200,000	4,975,680	9,674,457	(4,698,777	)*

Credit Suisse First Boston USA (CMBX 4 2007-2 AJ)	February 17, 2051	0.96% Monthly	9,900,000	4,828,230	2,084,395	2,743,835	*

JP Morgan Chase & Co. (CDX IG 10 6/13)	June 20, 2013	1.55% Quarterly	18,682,400	(283,618)	380,504	(664,122)

JP Morgan Chase & Co. (CDX IG 10 6/13)	June 20, 2013	1.55% Quarterly	4,646,400	(70,537)	49,320	(119,857)

JP Morgan Chase & Co. (CDX IG HVOL 10)	June 20, 2013	3.5% Quarterly	20,066,595	(391,162)	(646,384)	255,222

JP Morgan Chase & Co. (CDX IG HVOL 10)	June 20, 2013	3.5% Quarterly	20,906,592	(407,536)	(791,501)	383,965

JP Morgan Chase & Co. (CMBX 3 2007-1 AAA)	August 17, 2050	0.08% Monthly	19,805,000	3,061,853	6,475,606	(3,413,753	)*

JP Morgan Chase & Co. (CMBX 4 2007-2 AAA)	March 22, 2047	0.35% Monthly	38,430,000	6,548,472	12,707,367	(6,158,895	)*

JP Morgan Chase & Co. (CMBX 4 2007-2 AAA)	April 17, 2050	0.35% Monthly	38,630,000	6,582,552	13,551,483	(6,968,931	)*

Merrill Lynch & Co., Inc. (CMBX 4 2007-2 AJ)	February 17, 2051	0.96% Monthly	9,900,000	4,828,230	2,084,395	2,743,835	*

RBS Greenwich (iBoxx IG Hi-Vol3)	March 20, 2010	1.05% Quarterly	17,303,214	23,062	(3,178)	26,240

The Goldman Sachs Group, Inc. (CDX IG HVOL 10)	June 20, 2013	3.5% Quarterly	18,199,935	(354,775)	152,209	(506,984)

The Goldman Sachs Group, Inc. (CMBX 4 2007-2 AJ)	February 17, 2051	0.96% Monthly	10,000,000	4,877,000	2,105,450	2,771,550	*

		Total	$378,702,836	$36,519,248	$57,585,761	$(21,066,513)

Core Plus

Interest Rate Swaps:
Swap Counterparty (Reference Entity)	Termination Date	Periodic Payments Made by the Fund‡	Periodic Payments Received by the Fund‡	Contract Notional Amount	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Banc of America Securities LLC	March 1, 2013	5.104% Semi-Annually	3-month LIBOR	$8,100,000	—	$(736,814)

Annual Report to Shareholders

Notes to Financial Statements—Continued

Core Plus—Continued

Interest Rate Swaps—Continued
Swap Counterparty (Reference Entity)	Termination Date	Periodic Payments Made by the Fund‡	Periodic Payments Received by the Fund‡	Contract Notional Amount	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Banc of America Securities LLC	November 10, 2015	4.864% Semi-Annually	3-month LIBOR	$7,950,000	—	$(699,117)

Banc of America Securities LLC	January 15, 2016	5.45084% Semi-Annually	3-month LIBOR	5,500,000	—	(661,492)

Banc of America Securities LLC	December 16, 2013	5.381% Semi-Annually	3-month LIBOR	5,510,000	—	(593,447)

Banc of America Securities LLC	October 3, 2016	5.425% Semi-Annually	3-month LIBOR	8,270,000	—	(993,579)

Banc of America Securities LLC	February 15, 2025	4.29456% Semi-Annually	3-month LIBOR	212,490,000	—	1,693,056

Barclays Capital Inc.	June 25, 2012	5.06% Semi-Annually	3-month LIBOR	6,240,000	—	(505,155)

Barclays Capital Inc.	September 15, 2012	5.189% Semi-Annually	3-month LIBOR	6,330,000	—	(554,493)

Barclays Capital Inc.	November 1, 2011	5.439% Semi-Annually	3-month LIBOR	10,850,000	—	(816,147)

Barclays Capital Inc.	November 20, 2019	3.9% Semi-Annually	3-month LIBOR	66,810,000	—	301,680

Bear Stearns, Inc.	September 15, 2014	5% Semi-Annually	3-month LIBOR	8,250,000	—	(786,102)

Citigroup Global Markets	September 15, 2011	3.34% Semi-Annually	3-month LIBOR	9,750,000	—	(353,280)

Credit Suisse First Boston USA	September 15, 2015	5.16% Semi-Annually	3-month LIBOR	5,350,000	—	(556,056)

Credit Suisse First Boston USA	August 15, 2013	5.023% Semi-Annually	3-month LIBOR	5,300,000	—	(488,198)

Credit Suisse First Boston USA	September 15, 2010	5.0025% Semi-Annually	3-month LIBOR	5,990,000	—	(192,096)

Credit Suisse First Boston USA	March 15, 2014	5.131% Semi-Annually	3-month LIBOR	6,630,000	—	(661,041)

Credit Suisse First Boston USA	March 1, 2017	5.335% Semi-Annually	3-month LIBOR	4,880,000	—	(561,604)

Credit Suisse First Boston USA	February 28, 2014	2.75013% Semi-Annually	3-month LIBOR	471,380,000	—	(2,038,058)

Deutsche Bank AG	June 15, 2016	5.1825% Semi-Annually	3-month LIBOR	10,890,000	—	(1,147,465)

Annual Report to Shareholders

Core Plus—Continued

Interest Rate Swaps—Continued
Swap Counterparty (Reference Entity)	Termination Date	Periodic Payments Made by the Fund‡	Periodic Payments Received by the Fund‡	Contract Notional Amount	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	April 1, 2017	5.435% Semi-Annually	3-month LIBOR	$8,270,000	—	$(1,005,920)

JP Morgan Chase & Co.	March 17, 2020	3.6% Semi-Annually	3-month LIBOR	59,100,000	$88,094	2,304,581

Merrill Lynch & Co., Inc.	November 2, 2010	USD-CMS 10Yr	USD-CMM	192,700,000	—	(400,614)*

Morgan Stanley & Co., Inc.	April 30, 2016	5.189% Semi-Annually	3-month LIBOR	6,600,000	—	(700,190)

Morgan Stanley & Co., Inc.	March 15, 2012	4.7625% Semi-Annually	3-month LIBOR	5,540,000	—	(386,321)

RBS Greenwich	April 1, 2012	5.011% Semi-Annually	3-month LIBOR	4,560,000	—	(346,292)

RBS Greenwich	March 1, 2016	5.12% Semi-Annually	3-month LIBOR	8,230,000	—	(838,515)

RBS Greenwich	July 16, 2019	3.64% Semi-Annually	3-month LIBOR	117,700,000	—	2,611,480
RBS Greenwich	July 16, 2039	3-month LIBOR	4.095% Semi-Annually	58,850,000	—	(4,142,734)

The Goldman Sachs Group, Inc.	November 2, 2010	USD-CMS 10Yr	USD-CMM	104,700,000	—	97,042 *

The Goldman Sachs Group, Inc.	November 8, 2010	USD-CMS 10Yr	USD-CMM	66,800,000	—	94,680 *

Total				$1,499,520,000	$88,094	$(13,062,211)

Credit Default Swap on Corporate Issues—Sell Protection[1]
Swap Counterparty (Reference Entity)	Termination Date	Implied Credit Spread At December 31, 2009[2]	Periodic Payments Received by the Fund‡	Contract Notional Amount[3]	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
RBS Greenwich (Ford Motor Credit Company, 7.45%, due 7/16/31)	June 20, 2012	4.98%	5.1% Quarterly	$2,500,000	$7,139	—	$7,139

RBS Greenwich (Residential Capital, LLC, 7.5%, due 4/17/13)	December 20, 2012	12.52%	5% Quarterly	8,400,000	(1,259,956)	$(773,600)	(486,356)

Annual Report to Shareholders

Notes to Financial Statements—Continued

Core Plus—Continued

Credit Default Swap on Corporate Issues—Sell Protection[1]—Continued
Swap Counterparty (Reference Entity)	Termination Date	Implied Credit Spread At December 31, 2009[2]	Periodic Payments Received by the Fund‡	Contract Notional Amount[3]	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets (General Motors Acceptance Corporation, 7.75%, due 1/19/10)	March 20, 2010	1.75%	3.65% Quarterly	$4,400,000	$18,734	$(114,173)	$132,908

Credit Suisse First Boston USA (Eastman Kodak Company, 7.25%, due 11/15/13)	September 20, 2010	3.60%	2.32% Quarterly	2,400,000	(21,957)	—	(21,958)

Credit Suisse First Boston USA (Eastman Kodak Company, 7.25%, due 11/15/13)	March 20, 2010	3.60%	1.4% Quarterly	9,000,000	(44,255)	—	(44,255)

Deutsche Bank AG (AES Corp., 7.75%, due 3/1/14)	December 20, 2016	4.35%	2.21% Quarterly	1,700,000	(189,910)	—	(189,910)

Deutsche Bank AG (AES Corp., 7.75%, due 3/1/14)	December 20, 2016	4.35%	2.2% Quarterly	2,500,000	(280,587)	—	(280,587)

Deutsche Bank AG (Eastman Kodak Company, 7.25%, due 11/15/13)	March 20, 2010	3.60%	1.25% Quarterly	1,600,000	(8,404)	—	(8,404)

Deutsche Bank AG (Eastman Kodak Company, 7.25%, due 11/15/13)	March 20, 2015	10.14%	1.67% Quarterly	1,900,000	(580,002)	—	(580,002)

Deutsche Bank AG (Eastman Kodak Company, 7.25%, due 11/15/13)	September 20, 2010	3.60%	2.3% Quarterly	3,020,000	(28,061)	—	(28,061)

Deutsche Bank AG (Eastman Kodak Company, 7.25%, due 11/15/13)	September 20, 2010	3.60%	2.3% Quarterly	5,430,000	(50,454)	—	(50,454)

Deutsche Bank AG (Eastman Kodak Company, 7.25%, due 11/15/13)	September 20, 2010	3.60%	2.32% Quarterly	3,200,000	(29,276)	—	(29,276)

Annual Report to Shareholders

Core Plus—Continued

Credit Default Swap on Corporate Issues—Sell Protection[1]—Continued
Swap Counterparty (Reference Entity)	Termination Date	Implied Credit Spread At December 31, 2009[2]	Periodic Payments Received by the Fund‡	Contract Notional Amount[3]	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)

Deutsche Bank AG (Ford Motor Credit Co., 7.25%, due 10/25/11)	September 20, 2017	4.66%	3.65% Quarterly	$4,450,000	$(240,828)	—	$(240,828)

Deutsche Bank AG (Ford Motor Credit Co., 7.25%, due 10/25/11)	September 20, 2017	4.66%	3.65% Quarterly	3,500,000	(189,415)	—	(189,415)

Deutsche Bank AG (Ford Motor Credit Co., 7.45%, due 7/16/31)	March 20, 2015	6.90%	2.93% Quarterly	2,600,000	(432,404)	—	(432,404)

Merrill Lynch & Co., Inc. (AES Corp., 7.75%, due 3/1/14)	March 20, 2017	4.36%	2.8% Quarterly	5,600,000	(465,978)	—	(465,978)

Merrill Lynch & Co., Inc. (AES Corp., 7.75%, due 3/1/14)	March 20, 2017	4.36%	2.6% Quarterly	3,600,000	(338,010)	—	(338,010)
Merrill Lynch & Co., Inc. (Eastman Kodak Company, 7.25%, due 11/15/13)	September 20, 2010	3.60%	2.3% Quarterly	1,610,000	(14,960)	—	(14,960)

RBS Greenwich (Countrywide Home Loans, Inc., 4%, due 3/22/11)	March 20, 2012	0.78%	0.6% Quarterly	7,400,000	(29,798)	—	(29,798)

RBS Greenwich (Countrywide Home Loans, Inc., 4%, due 3/22/11)	June 20, 2012	0.81%	0.66% Quarterly	9,900,000	(36,445)	—	(36,445)

RBS Greenwich (Eastman Kodak Company, 7.25%, due 11/15/13)	December 20, 2010	4.05%	3.2% Quarterly	19,300,000	(156,345)	—	(156,345)

RBS Greenwich (Eastman Kodak Company, 7.25%, due 11/15/13)	September 20, 2012	8.23%	2.25% Quarterly	3,260,000	(463,015)	—	(463,015)

Annual Report to Shareholders

Notes to Financial Statements—Continued

Core Plus—Continued

Credit Default Swap on Corporate Issues—Sell Protection[1]—Continued
Swap Counterparty (Reference Entity)	Termination Date	Implied Credit Spread At December 31, 2009[2]	Periodic Payments Received by the Fund‡	Contract Notional Amount[3]	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
RBS Greenwich (Ford Motor Credit Company, 7%, due 10/1/13)	September 20, 2011	3.12%	3.75% Quarterly	$8,900,000	$100,158	$(37,017)	$137,175

RBS Greenwich (Ford Motor Credit Company, 7%, due 10/1/13)	March 20, 2012	4.57%	5.38% Quarterly	8,200,000	140,063	—	140,063

RBS Greenwich (Ford Motor Credit Company, 7.45%, due 7/16/31)	September 20, 2011	3.98%	6.75% Quarterly	18,400,000	853,309	—	853,309

RBS Greenwich (Ford Motor Credit Company, 7.45%, due 7/16/31)	June 20, 2012	4.98%	5.85% Quarterly	7,400,000	150,549	—	150,549

RBS Greenwich (Ford Motor Credit Company, 7.45%, due 7/16/31)	June 20, 2012	4.98%	5.15% Quarterly	6,900,000	27,749	—	27,749

RBS Greenwich (General Motors Acceptance Corporation, 6%, due 4/1/11)	December 20, 2011	3.29%	1.34% Quarterly	780,000	(28,548)	—	(28,548)

RBS Greenwich (General Motors Acceptance Corporation, 6.875%, due 8/28/12)	September 20, 2010	2.75%	5.75% Quarterly	1,250,000	26,900	—	26,900

RBS Greenwich (General Motors Acceptance Corporation, 6.875%, due 8/28/12)	December 20, 2011	3.29%	1.2% Quarterly	680,000	(26,670)	—	(26,670)

RBS Greenwich (General Motors Acceptance Corporation, 6.875%, due 8/28/12)	December 20, 2016	4.35%	1.55% Quarterly	4,200,000	(597,759)	—	(597,759)

RBS Greenwich (General Motors Acceptance Corporation, 6.875%, due 8/28/12)	March 20, 2012	3.39%	1.17% Quarterly	8,500,000	(393,312)	—	(393,312)

Annual Report to Shareholders

Core Plus—Continued

Credit Default Swap on Corporate Issues—Sell Protection[1]—Continued
Swap Counterparty (Reference Entity)	Termination Date	Implied Credit Spread At December 31, 2009[2]	Periodic Payments Received by the Fund‡	Contract Notional Amount[3]	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
RBS Greenwich (General Motors Acceptance Corporation, 6.875%, due 8/28/12)	March 2, 2012	3.39%	1.4% Quarterly	$9,400,000	$(389,827)	—	$(389,827)

RBS Greenwich (General Motors Acceptance Corporation, 6.875%, due 8/28/12)	March 20, 2012	3.39%	2% Quarterly	9,300,000	(269,206)	—	(269,206)

RBS Greenwich (General Motors Acceptance Corporation, 6.875%, due 8/28/12)	September 20, 2012	3.54%	5.95% Quarterly	3,800,000	229,515	—	229,515

RBS Greenwich (SLM Corp., 5.125%, due 8/27/12)	June 20, 2012	5.06%	1.76% Quarterly	24,300,000	(1,770,722)	—	(1,770,722)

RBS Greenwich (SLM Corp., 5.125%, due 8/27/12)	September 20, 2012	5.10%	2.35% Quarterly	3,600,000	(238,060)	—	(238,060)

RBS Greenwich (SLM Corp., 5.125%, due 8/27/12)	September 20, 2012	5.10%	2.4% Quarterly	3,600,000	(233,737)	—	(233,737)

RBS Greenwich (Time Warner Inc. 6.875%, due 5/1/12)	September 20, 2010	0.21%	0.47% Quarterly	5,000,000	9,404	—	9,404

RBS Greenwich (Time Warner Inc., 6.875%, due 5/1/12)	December 20, 2010	0.21%	0.5% Quarterly	12,500,000	35,255	—	35,255

The Goldman Sachs Group, Inc. (Eastman Kodak Company, 7.25%, due 11/15/13)	March 20, 2015	10.14%	1.67% Quarterly	1,900,000	(580,002)	—	(580,002)

The Goldman Sachs Group, Inc. (Ford Motor Credit Co., 7%, due 10/1/13)	June 20, 2010	2.23%	4.75% Quarterly	2,500,000	29,734	—	29,734

The Goldman Sachs Group, Inc. (Ford Motor Credit Co., 7%, due 10/1/13)	September 20, 2011	3.12%	3.8% Quarterly	9,200,000	103,534	—	103,534

Annual Report to Shareholders

Notes to Financial Statements—Continued

Core Plus—Continued

Credit Default Swap on Corporate Issues—Sell Protection[1]—Continued
Swap Counterparty (Reference Entity)	Termination Date	Implied Credit Spread At December 31, 2009[2]	Periodic Payments Received by the Fund‡	Contract Notional Amount[3]	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
The Goldman Sachs Group, Inc. (Ford Motor Credit Co., 7%, due 10/1/13)	September 20, 2017	4.66%	3.77% Quarterly	$6,400,000	$(305,369)	—	$(305,369)

The Goldman Sachs Group, Inc. (Ford Motor Credit Co., 7.45%, due 7/16/31)	September 20, 2011	3.98%	6.8% Quarterly	10,000,000	472,123	—	472,123

The Goldman Sachs Group, Inc. (Ford Motor Credit Co., 7.45%, due 7/16/31)	September 20, 2011	3.98%	6.8% Quarterly	8,400,000	396,583	—	396,583

The Goldman Sachs Group, Inc. (General Motors Acceptance Corporation, 6.875%, due 8/28/12)	June 20, 2010	2.22%	5.75% Quarterly	2,000,000	33,405	—	33,405

The Goldman Sachs Group, Inc. (General Motors Acceptance Corporation, 6.875%, due 8/28/12)	June 20, 2010	2.22%	5.95% Quarterly	80,000	1,412	—	1,412

The Goldman Sachs Group, Inc. (General Motors Acceptance Corporation, 6.875%, due 8/28/12)	June 20, 2010	2.22%	6% Quarterly	1,000,000	17,885	—	17,885

The Goldman Sachs Group, Inc. (TXU Corp., 5.55%, due 11/15/14)	September 20, 2012	9.90%	3.24% Quarterly	2,700,000	(420,623)	—	(420,623)

			Total	$288,160,000	$(7,460,444)	$(924,790)	$(6,535,654)

Credit Default Swaps on Corporate Issues—Buy Protection[4]
Swap Counterparty (Reference Entity)	Termination Date	Periodic Payments Made by the Fund‡	Contract Notional Amount[3]	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Banc of America Securities LLC (Home Depot Inc., 3.75%, due 9/15/09)	December 20, 2013	0.635% Quarterly	$ 5,510,000	$(33,248)	—	$(33,248)

Annual Report to Shareholders

Core Plus—Continued

Credit Default Swaps on Corporate Issues—Buy Protection[4]—Continued
Swap Counterparty (Reference Entity)	Termination Date	Periodic Payments Made by the Fund‡	Contract Notional Amount[3]	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Banc of America Securities LLC (Marriot International Inc., 4.625%, due 6/15/12)	December 20, 2015	0.73% Monthly	$7,950,000	$63,969	—	$63,969

Banc of America Securities LLC (Masco Corp., 5.875%, due 7/15/12)	December 20, 2016	1.04% Quarterly	8,270,000	577,102	—	577,102

Banc of America Securities LLC (PHH Corporate Note, 7.125%, due 3/1/13)	March 20, 2013	1.05% Monthly	5,940,000	881,059	—	881,059

Banc of America Securities LLC (Viacom Inc., 4.625%, due 5/15/18)	December 20, 2015	1.13% Quarterly	5,500,000	53,361	—	53,361

Barclays Capital Inc. (Amerisourcebergen Corp., 5.625%, due 9/15/12)	September 20, 2012	0.5% Quarterly	6,330,000	(42,481)	—	(42,481)

Barclays Capital Inc. (Health Care Property Investments Inc., 6.45%, due 6/25/12)	June 20, 2012	0.63% Quarterly	6,240,000	101,532	—	101,532

Barclays Capital Inc. (Motorola Inc., 6.5%, due 9/1/25)	December 20, 2011	0.32% Quarterly	10,850,000	106,061	—	106,061

Bear Stearns, Inc. (Bell South Corp., 6%, due 10/15/11)	September 20, 2014	0.28% Quarterly	8,250,000	26,594	—	26,594

Bear Stearns, Inc. (Ford Motor Credit Company, 7%, due 10/1/13)	June 20, 2010	5.75% Quarterly	12,500,000	(281,700)	—	(281,700)

Credit Suisse First Boston USA (AAMES Mortgage Investment Trust 2005-1 M8, 1-Month LIBOR + 160bp, due 6/25/35)	June 25, 2035	1.28% Monthly	1,122,000	1,073,313	—	1,073,313

Credit Suisse First Boston USA (AAMES Mortgage Investment Trust 2005-1 M9, 1-Month LIBOR + 250bp, due 6/25/35)	June 25, 2035	2.05% Monthly	1,122,000	1,094,437	—	1,094,437

Annual Report to Shareholders

Notes to Financial Statements—Continued

Core Plus—Continued

Credit Default Swaps on Corporate Issues—Buy Protection[4]—Continued
Swap Counterparty (Reference Entity)	Termination Date	Periodic Payments Made by the Fund‡	Contract Notional Amount[3]	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse First Boston USA (ACE Securities Corp. 2005-HE1 M8, 1-Month LIBOR + 138bp, due 2/25/35)	February 25, 2035	1.31% Monthly	$436,201	$433,229	—	$433,229

Credit Suisse First Boston USA (Aegis Asset Backed Securities Trust 2004-4 B2, 1-Month LIBOR + 190bp, due 10/25/34)	October 25, 2034	1.37% Monthly	632,452	555,582	—	555,582

Credit Suisse First Boston USA (Aegis Asset Backed Securities Trust 2005 B2, 1-Month LIBOR + 130bp, due 3/25/35)	March 25, 2035	1.31% Monthly	1,122,000	1,120,936	—	1,120,936

Credit Suisse First Boston USA (Aegis Asset Backed Securities Trust 2005 B3, 1-Month LIBOR + 200bp, due 3/25/35)	March 25, 2035	2.18% Monthly	1,122,000	1,121,066	—	1,121,066

Credit Suisse First Boston USA (Amerisource Bergen Corp., 8.125%, due 9/1/08)	September 20, 2015	0.9% Quarterly	5,350,000	(118,829)	—	(118,829)

Credit Suisse First Boston USA (Argent Securities Inc. 2004- W11 M10, 1-Month LIBOR + 350bp, due 11/25/34)	November 25, 2034	2.15% Monthly	366,728	360,208	—	360,208

Credit Suisse First Boston USA (Argent Securities Inc. 2004-W11 M9, 1-Month LIBOR + 225bp, due 11/25/34)	November 25, 2034	1.33% Monthly	427,500	416,812	-	416,812

Credit Suisse First Boston USA (Argent Securities Inc. 2004-W4 M3, 1-Month LIBOR + 300bp, due 3/25/34)	March 25, 2034	2.2% Monthly	531,142	413,887	—	413,887

Credit Suisse First Boston USA (Finance America Mortgage Loan Trust 2004-3 M8, 1-Month LIBOR + 180bp, due 11/25/34)	November 25, 2034	1.31% Monthly	407,909	405,696	—	405,696

Annual Report to Shareholders

Core Plus—Continued

Credit Default Swaps on Corporate Issues—Buy Protection[4]—Continued
Swap Counterparty (Reference Entity)	Termination Date	Periodic Payments Made by the Fund‡	Contract Notional Amount[3]	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse First Boston USA (Finance America Mortgage Loan Trust 2004-3 M9, 1-Month LIBOR + 315bp, due 11/25/34)	November 25, 2034	2.18% Monthly	$31,315	$31,307	—	$31,307

Credit Suisse First Boston USA (Fremont Home Loan Trust 2005-A M8, 1-Month LIBOR + 135bp, due 1/25/35)	January 25, 2035	1.31% Monthly	444,776	433,922	—	433,922

Credit Suisse First Boston USA (Fremont Home Loan Trust 2005-A, 1-Month LIBOR + 100bp, due 1/25/35)	January 25, 2035	2.08% Monthly	5,639	5,622	—	5,622

Credit Suisse First Boston USA (IndyMac Home Equity Loan Asset-Backed, Trust 2004-C M8, 1-Month LIBOR + 190bp, due 3/25/35)	March 25, 2035	1.28% Monthly	585,674	543,972	—	543,972

Credit Suisse First Boston USA (IndyMac Home Equity Loan Asset-Backed, Trust 2004-C M9, 1-Month LIBOR + 325bp, due 3/25/35)	March 25, 2035	2.05% Monthly	467,382	437,561	—	437,561

Credit Suisse First Boston USA (Long Beach Mortgage Loan Trust 2004-1 M9, 1-Month LIBOR + 350bp, due 2/25/34)	February 25, 2034	2.15% Monthly	236,253	185,206	—	185,206

Credit Suisse First Boston USA (Long Beach Mortgage Loan Trust 2005-1 M8, 1-Month LIBOR + 170 bp, due 2/25/35)	February 25, 2035	1.31% Monthly	492,863	490,832	—	490,832

Credit Suisse First Boston USA (Marsh & Mclennan Company, Inc., 5.375%, due 7/15/14)	September 20, 2010	0.46% Quarterly	5,990,000	(5,901)	—	(5,901)

Credit Suisse First Boston USA (Masco Corp., 5.875%, due 7/15/12)	September 20, 2013	0.75% Quarterly	5,830,000	201,351	—	201,351

Annual Report to Shareholders

Notes to Financial Statements—Continued

Core Plus—Continued

Credit Default Swaps on Corporate Issues—Buy Protection[4]—Continued
Swap Counterparty (Reference Entity)	Termination Date	Periodic Payments Made by the Fund‡	Contract Notional Amount[3]	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse First Boston USA (MASTR Asset Backed Securities Trust 2005-NC1 M8, 1-Month LIBOR + 153bp, due 12/25/34)	December 25, 2034	1.31% Monthly	$660,250	$616,488	—	$616,488

Credit Suisse First Boston USA (MASTR Asset Backed Securities Trust 2005-NC1 M9, 1-Month LIBOR + 240bp, due 12/25/34)	December 25, 2034	2.08% Monthly	593,281	571,309	—	571,309

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc. 2004-WMC1 B3, 1-Month LIBOR + 225bp, due 9/25/35)	September 25, 2035	2.05% Monthly	295,616	279,965	—	279,965

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc. 2004-WMC4 B3, 1-Month LIBOR + 375bp, due 4/25/35)	April 25, 2035	2.15% Monthly	264,877	259,322	—	259,322

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc. 2005-NC1 B2, 1-Month LIBOR + 130bp, due 10/25/35)	October 25, 2035	1.28% Monthly	401,504	379,913	—	379,913

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc. 2005-NC1 B3, 1-Month LIBOR + 205bp, due 10/25/35)	October 25, 2035	2.05% Monthly	403,431	383,703	—	383,703

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc. 2005-WMC1 B2, 1-Month LIBOR + 135bp, due 9/25/35)	September 25, 2035	1.28% Monthly	380,796	359,996	—	359,996

Credit Suisse First Boston USA (Morgan Stanley ABS Capital I 2005-WMC1 B2, 1-Month LIBOR + 130bp, due 1/25/35)	January 25, 2035	1.31% Monthly	355,878	348,125	—	348,125

Annual Report to Shareholders

Core Plus—Continued

Credit Default Swaps on Corporate Issues—Buy Protection[4]—Continued
Swap Counterparty (Reference Entity)	Termination Date	Periodic Payments Made by the Fund‡	Contract Notional Amount[3]	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse First Boston USA (Morgan Stanley ABS Capital I 2005-WMC1 B3, 1-Month LIBOR + 215bp, due 1/25/35)	January 25, 2035	2.18% Monthly	$52,406	$52,277	—	$52,277

Credit Suisse First Boston USA (New Century Home Equity Loan Trust 2004-2 M9, 1-Month LIBOR + 325bp, due 8/25/34)	August 25, 2034	2.15% Monthly	423,008	247,494	—	247,494

Credit Suisse First Boston USA (New Century Home Equity Loan Trust 2005-1 M8, 1-Month LIBOR + 140bp, due 3/25/35)	March 25, 2035	1.31% Monthly	550,167	524,904	—	524,904

Credit Suisse First Boston USA (New Century Home Equity Loan Trust 2005-1 M9, 1-Month LIBOR + 205bp, due 3/25/35)	March 25, 2035	2.18% Monthly	479,851	461,310	—	461,310

Credit Suisse First Boston USA (Novastar Home Equity Loan 2005-1 B2, 1-Month LIBOR + 135bp, due 6/25/35)	June 25, 2035	1.28% Monthly	1,122,000	1,071,293	—	1,071,293

Credit Suisse First Boston USA (Novastar Home Equity Loan 2005-4 B3, 1-Month LIBOR + 195bp, due 6/25/35)	June 25, 2035	2.05% Monthly	1,122,000	1,087,767	—	1,087,767

Credit Suisse First Boston USA (Park Place Securities, Inc. 2005-WCH1 M8, 1-Month LIBOR + 155bp, due 1/25/36)	January 25, 2036	1.36% Monthly	1,122,000	1,097,669	—	1,097,669

Credit Suisse First Boston USA (Park Place Securities, Inc. 2005-WCH1 M9, 1-Month LIBOR + 250bp, due 1/25/36)	January 25, 2036	2.18% Monthly	550,139	547,366	—	547,366

Credit Suisse First Boston USA (People’s Choice Home Loan Securities Trust 2004-1 M6, 1-Month LIBOR + 230bp, due 6/25/34)	June 25, 2034	1.37% Quarterly	353,990	352,089	—	352,089

Annual Report to Shareholders

Notes to Financial Statements—Continued

Core Plus—Continued

Credit Default Swaps on Corporate Issues—Buy Protection[4]—Continued
Swap Counterparty (Reference Entity)	Termination Date	Periodic Payments Made by the Fund‡	Contract Notional Amount[3]	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse First Boston USA (People’s Choice Home Loan Securities Trust 2005-1 B3, 1-Month LIBOR + 260bp, due 1/25/35)	January 25, 2035	2.05% Monthly	$879,711	$878,988	—	$878,988

Credit Suisse First Boston USA (People’s Choice Home Loan Securities Trust 2005-1, 1-Month LIBOR + 165bp, due 1/25/35)	January 25, 2035	1.28% Monthly	1,122,000	1,120,898	—	1,120,898

Credit Suisse First Boston USA (Southwest Airlines Co., 5.25%, due 10/1/14)	March 20, 2017	0.69% Quarterly	4,880,000	203,641	—	203,641

Credit Suisse First Boston USA (Waste Management Inc., 7.375%, due 8/1/10)	March 20, 2014	0.49% Quarterly	6,630,000	14,692	—	14,692

Deutsche Bank AG (Autozone Inc., 6.95%, due 6/15/16)	June 20, 2016	0.58% Quarterly	10,890,000	21,974	—	21,974

Deutsche Bank AG (Centurytel Inc., 7.875%, due 8/15/12)	March 20, 2017	0.89% Quarterly	8,270,000	96,498	—	96,498

Morgan Stanley & Co., Inc. (Gannett Co., 6.375%, due 4/01/12)	March 20, 2012	0.46% Quarterly	4,560,000	166,243	—	166,243

Morgan Stanley & Co., Inc. (Sara Lee Corp. 6.125% due 11/01/32)	September 20, 2011	0.62% Quarterly	9,750,000	(53,119)	—	(53,119)

Morgan Stanley & Co., Inc. (Viacom Inc., 6.25%, due 4/30/16)	March 20, 2012	0.36% Quarterly	10,540,000	(3,398)	—	(3,398)

Morgan Stanley & Co., Inc. (Weyerhaeuser Co. Note, 7.125%, due 7/15/23)	March 20, 2012	0.74% Quarterly	5,540,000	50,356	—	50,356

RBS Greenwich (Home Depot Inc., 5.4%, due 3/1/16)	March 20, 2016	0.48% Monthly	8,230,000	59,722	—	59,722

RBS Greenwich (Washington Mutual 2005-AR11, 1-Month LIBOR + 120bp, due 8/25/45)	August 25, 2045	2.55% Monthly	673,001	664,841	—	664,841 *

Annual Report to Shareholders

Core Plus—Continued

Credit Default Swaps on Corporate Issues—Buy Protection[4]—Continued
Swap Counterparty (Reference Entity)	Termination Date	Periodic Payments Made by the Fund‡	Contract Notional Amount[3]	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)

The Goldman Sachs Group, Inc. (JPM Chase Commercial Mortgage, 5.7966%, due 5/15/47)	May 15, 2047	0.75% Monthly	$5,000,000	$4,528,808	—	$4,528,808	*

Total			$190,159,740	$27,043,592	—	$27,043,592

Core Plus—Continued

Credit Default Swap on Credit Indices—Sell Protection[1]
Swap Counterparty (Reference Entity)	Termination Date	Periodic Payments Received by the Fund‡	Contract Notional Amount[3]	Market Value[5]	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase & Co. (CDX IG 10)	June 20, 2013	1.55% Quarterly	$ 91,379,200	$1,387,228	$(420,424)	$1,807,652

Barclays Capital Inc. (CDX IG 9)	December 20, 2017	0.8% Quarterly	3,523,520	(107,215)	(136,102)	28,887

Barclays Capital Inc. (CDX IG HVOL 9)	December 20, 2012	1.4% Quarterly	126,092,883	(5,203,046)	(3,544,566)	(1,658,480)

JPMorgan Chase & Co. (CDX IG HVOL 9)	December 20, 2012	1.4% Quarterly	11,199,960	(462,151)	(312,675)	(149,476)

Barclays Capital Inc. (CDX IG HVOL 9)	December 20, 2012	1.4% Quarterly	29,399,895	(1,213,146)	(833,955)	(379,191)

Barclays Capital Inc. (CDX IG HVOL 9)	December 20, 2012	1.4% Quarterly	33,599,880	(1,386,452)	(946,660)	(439,792)

The Goldman Sachs Group Inc. (CDX IG HVOL 9)	December 20, 2012	1.4% Quarterly	106,679,619	(4,401,985)	(8,727,616)	4,325,631

The Goldman Sachs Group Inc. (CDX IG HVOL 9)	December 20, 2012	1.4% Quarterly	28,279,899	(1,166,930)	(618,812)	(548,118)

Barclays Capital Inc. (CDX IG HVOL 9)	December 20, 2012	1.4% Quarterly	30,613,224	(1,263,212)	(1,536,744)	273,532

Bear Stearns, Inc. (CDX HY 6B)	June 20, 2011	3% Quarterly	21,354,000	537,171	94,125	443,046

Bear Stearns, Inc. (CDX HY 8)	June 20, 2012	0.91% Quarterly	31,750,000	(1,526,756)	—	(1,526,756)

Bear Stearns, Inc. (CDX HY 8)	June 20, 2012	1.01% Quarterly	11,800,000	(538,926)	—	(538,926)

Bear Stearns, Inc. (CDX HY 8)	June 20, 2012	1.05% Quarterly	12,700,000	(567,761)	—	(567,761)

Annual Report to Shareholders

Notes to Financial Statements—Continued

Core Plus—Continued

Credit Default Swap on Credit Indices—Sell Protection[1]—Continued
Swap Counterparty (Reference Entity)	Termination Date	Periodic Payments Received by the Fund‡	Contract Notional Amount[3]	Market Value[5]	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse First Boston USA (ABX.HE-AAA 06-1)	July 25, 2045	0.18% Monthly	$150,494,251	$(27,465,201)	$(12,527,867)	$(14,937,334)

Credit Suisse First Boston USA (ABX.HE-AAA 06-1)	July 25, 2045	0.18% Monthly	21,611,218	(3,944,047)	(1,901,547)	(2,042,500)

Credit Suisse First Boston USA (CDX IG HVOL 10)	June 20, 2013	3.5% Quarterly	38,919,861	758,673	388,923	369,750

Credit Suisse First Boston USA (CDX IG HVOL 10)	June 20, 2013	3.5% Quarterly	39,479,859	769,589	(446,631)	1,216,220

Deutsche Bank AG (ABX.HE-AAA 06-1)	July 25, 2045	0.18% Monthly	29,541,142	(5,391,258)	(2,476,715)	(2,914,543)

Deutsche Bank AG (ABX.HE-AAA 06-1)	July 25, 2045	0.18% Monthly	14,901,284	(2,719,485)	(1,311,144)	(1,408,341)

Deutsche Bank AG (ABX.HE-AAA 06-1)	July 25, 2045	0.18% Monthly	7,145,645	(1,304,080)	(776,104)	(527,976)

Deutsche Bank AG (iBoxx IG Hi-Vol2)	September 20, 2014	1.3% Quarterly	11,174,667	(274,252)	29,830	(304,082)

JP Morgan Chase & Co. (ABX. HE-AAA 06-1)	July 25, 2045	0.18% Monthly	20,914,082	(3,816,820)	(489,605)	(3,327,215)

JP Morgan Chase & Co. (CDX HY 9)	December 20, 2012	2.25% Quarterly	8,900,000	(537,633)	—	(537,633)

The Goldman Sachs Group Inc. (CDX HY 9)	December 20, 2012	6.356% Quarterly	50,000,000	2,822,240	—	2,822,240

JP Morgan Chase & Co. (CDX HY 9)	December 20, 2012	6.2% Quarterly	13,000,000	676,068	—	676,068

Merrill Lynch & Co., Inc. (CDX HY 9)	December 20, 2012	6.2% Quarterly	3,000,000	156,016	—	156,016

JP Morgan Chase & Co. (CDX IG 10)	June 20, 2013	1.55% Quarterly	152,944,000	2,321,843	66,335	2,255,508

JP Morgan Chase & Co. (CDX IG 8)	June 20, 2012	0.35% Quarterly	82,764,000	(1,440,938)	(369,580)	(1,071,358)

The Goldman Sachs Group Inc. (CDX IG HVOL 9)	December 20, 2012	1.4% Quarterly	933,330	(38,513)	(21,784)	(16,729)

Merrill Lynch & Co., Inc. (ABX.HE-AAA 06-1)	July 25, 2045	0.18% Monthly	21,785,503	(3,975,854)	(1,187,398)	(2,788,456)

Annual Report to Shareholders

Core Plus—Continued

Credit Default Swap on Credit Indices—Sell Protection[1]—Continued
Swap Counterparty (Reference Entity)	Termination Date	Periodic Payments Received by the Fund‡	Contract Notional Amount[3]	Market Value[5]	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Merrill Lynch & Co., Inc. (CDX HY 8)	June 20, 2012	0.82% Quarterly	$30,600,000	$(1,537,968)	—	$(1,537,968)

Merrill Lynch & Co., Inc. (CDX HY 8)	June 20, 2012	0.92% Quarterly	31,750,000	(1,519,088)	—	(1,519,088)

Merrill Lynch & Co., Inc. (CDX HY 8)	June 20, 2012	1.125% Quarterly	18,800,000	(806,413)	—	(806,413)

Merrill Lynch & Co., Inc. (CDX HY 9)	December 20, 2012	2% Quarterly	9,340,000	(630,665)	—	(630,665)

Merrill Lynch & Co., Inc. (CDX HY 9)	December 20, 2012	2.3% Quarterly	9,220,000	(543,844)	—	(543,844)

Merrill Lynch & Co., Inc. (CDX HY 9)	December 20, 2012	6.43% Quarterly	2,000,000	117,102	—	117,102

Merrill Lynch & Co., Inc. (Dow Jones CDX IG HVOL 12)	June 20, 2014	5% Quarterly	24,553,164	3,642,268	$747,964	2,894,304

Barclays Capital Inc. (CDX IG HVOL 9)	December 20, 2012	1.4% Quarterly	104,532,960	(4,313,406)	(4,024,670)	(288,736)

RBS Greenwich (CDX HY 10)	June 20, 2013	5% Quarterly	10,614,000	318,907	(996,145)	1,315,052

RBS Greenwich (CDX IG 8)	June 20, 2012	0.35% Quarterly	13,455,200	(234,258)	(146,309)	(87,949)

Barclays Capital Inc. (CDX IG 9)	December 20, 2017	0.8% Quarterly	7,763,360	(236,226)	(262,842)	26,616

RBS Greenwich (LCDX HY 9)	December 20, 2012	2.25% Quarterly	12,800,000	(11,707)	(634,507)	622,800

Merrill Lynch & Co., Inc. (ABX.HE-AAA 06-1)	July 25, 2045	0.18% Monthly	21,567,647	(3,936,095)	(1,430,971)	(2,505,124)

The Goldman Sachs Group, Inc. (CDX HY 8)	June 20, 2012	0.9% Quarterly	32,000,000	(1,546,506)	—	(1,546,506)

The Goldman Sachs Group, Inc. (CDX HY 9)	December 12, 2012	1.8% Quarterly	35,500,000	(2,599,125)	—	(2,599,125)

The Goldman Sachs Group, Inc. (CDX HY 9)	December 20, 2012	2% Quarterly	8,780,000	(592,852)	—	(592,852)

JP Morgan Chase & Co. (CDX IG 8)	June 20, 2012	0.35% Quarterly	9,776,800	(170,216)	(50,783)	(119,433)

The Goldman Sachs Group, Inc. (CDX IG 9)	December 20, 2017	0.8% Quarterly	35,138,400	(1,069,202)	(1,076,907)	7,705

Annual Report to Shareholders

Notes to Financial Statements—Continued

Core Plus—Continued

Credit Default Swap on Credit Indices—Sell Protection[1]—Continued
Swap Counterparty (Reference Entity)	Termination Date	Periodic Payments Received by the Fund‡	Contract Notional Amount[3]	Market Value[5]	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
The Goldman Sachs Group, Inc. (CDX IG HVOL 10)	June 20, 2013	3.5% Quarterly	$234,359,163	$4,568,410	$2,871,563	$1,696,847

The Goldman Sachs Group, Inc. (CDX IG HVOL 10)	June 20, 2013	3.5% Quarterly	31,546,554	614,943	843,927	(228,984)

The Goldman Sachs Group, Inc. (CDX IG HVOL 10)	June 20, 2013	3.5% Quarterly	31,639,887	616,763	417,210	199,553

The Goldman Sachs Group, Inc. (CDX IG HVOL 3)	March 20, 2010	1.05% Quarterly	21,846,516	29,117	(8,877)	37,994

The Goldman Sachs Group, Inc. (CDX IG HVOL 3)	March 20, 2010	1.05% Quarterly	42,823,038	57,075	(70,663)	127,738

The Goldman Sachs Group, Inc. (CDX IG HVOL 9)	December 20, 2012	1.4% Quarterly	46,666,500	(1,925,628)	(667,477)	(1,258,151)

The Goldman Sachs Group, Inc. (CDX IG HVOL 9)	December 20, 2012	1.4% Quarterly	28,279,899	(1,166,930)	(632,583)	(534,347)

The Goldman Sachs Group, Inc. (CDX IG HVOL 9)	December 20, 2012	1.4% Quarterly	27,439,902	(1,132,269)	(933,202)	(199,067)

The Goldman Sachs Group, Inc. (CDX IG HVOL 9)	December 20, 2012	1.4% Quarterly	27,439,902	(1,132,269)	(816,417)	(315,852)

The Goldman Sachs Group, Inc. (iBoxx HY 4)	June 20, 2010	3.4% Quarterly	1,980,000	21,331	(8,216)	29,547

The Goldman Sachs Group, Inc. (iBoxx HY 6B)	June 20, 2011	3% Quarterly	9,737,424	244,950	35,344	209,606

The Goldman Sachs Group, Inc. (iBoxx HY 6B)	June 20, 2011	3% Quarterly	12,812,400	322,302	56,472	265,830

The Goldman Sachs Group, Inc. (LCDX 9)	December 20, 2012	2.25% Quarterly	13,600,000	(12,439)	38,997	(51,436)

Total			$2,154,243,638	$(73,880,771)	$(44,755,808)	$(29,124,963)

Annual Report to Shareholders

Core Plus—Continued

Credit Default Swap on Credit Indices—Buy Protection[4]
Swap Counterparty (Reference Entity)	Termination Date	Periodic Payments Made by the Fund‡	Contract Notional Amount[3]	Market Value[5]	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Banc of America Securities LLC (CDX IG 10)	June 20, 2013	1.55% Quarterly	$ 774,400	$(11,756)	$916	$(12,672)

Barclays Capital Inc. (CDX IG 10 6/13)	June 20, 2013	1.55% Quarterly	19,456,800	(295,374)	276,081	(571,455)

Barclays Capital Inc. (CDX IG 10)	June 20, 2013	1.55% Quarterly	80,440,800	(1,221,172)	285,849	(1,507,021)

Bear Stearns, Inc. (CDX HY 6B)	June 20, 2011	3% Quarterly	9,908,256	249,247	15,413	233,834

Citigroup Global Markets (CMBX 1 2006-1 AAA)	October 12, 2052	0.1% Monthly	9,530,000	714,750	936,763	(222,013)*

Credit Suisse First Boston USA (CDX HY 12)	June 20, 2014	5% Quarterly	11,750,000	(93,403)	486,846	(580,249)

Credit Suisse First Boston USA (CDX IG 11)	March 20, 2013	1.5% Quarterly	89,379,200	(1,693,119)	2,460,661	(4,153,780)

Credit Suisse First Boston USA (CMBX 1 2006-1 AAA)	March 22, 2045	0.1% Monthly	9,520,000	714,000	2,189,938	(1,475,938)*

Credit Suisse First Boston USA (CMBX 2 2006-2 AAA)	March 15, 2049	0.07% Monthly	16,420,000	1,824,262	3,556,796	(1,732,534)*

Credit Suisse First Boston USA (CMBX 4 2007-2 AAA)	March 22, 2047	0.35% Monthly	34,700,000	5,912,880	8,871,904	(2,959,024)*

Credit Suisse First Boston USA (MARKIT CDX HY 13)	December 20, 2014	5% Quarterly	28,116,000	176,903	1,883,237	(1,706,334)

JP Morgan Chase & Co. (CDX IG 10 6/13)	June 20, 2013	1.55% Quarterly	39,494,400	(599,564)	804,382	(1,403,946)

JP Morgan Chase & Co. (CDX IG 10 6/13)	June 20, 2013	1.55% Quarterly	9,776,800	(148,422)	103,778	(252,200)

JP Morgan Chase & Co. (CDX IG HVOL 10)	June 20, 2013	3.5% Quarterly	27,719,901	(540,350)	(838,496)	298,146

JP Morgan Chase & Co. (CDX IG HVOL 10)	June 20, 2013	3.5% Quarterly	25,199,910	(491,227)	(909,147)	417,920

JP Morgan Chase & Co. (CMBX 1 2006-1 AAA)	October 12, 2052	0.1% Monthly	9,530,000	714,750	942,617	(227,867)*

JP Morgan Chase & Co. (CMBX 4 2007-2 AAA)	March 22, 2047	0.35% Quarterly	34,700,000	5,912,880	8,871,904	(2,959,024)*

Morgan Stanley & Co., Inc. (CDX HY 12)	June 20, 2014	5% Quarterly	23,500,000	(186,806)	1,101,906	(1,288,712)

Annual Report to Shareholders

Notes to Financial Statements—Continued

Core Plus—Continued

Credit Default Swap on Credit Indices—Buy Protection[4]—Continued
Swap Counterparty (Reference Entity)	Termination Date	Periodic Payments Made by the Fund‡	Contract Notional Amount[3]	Market Value[5]	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)

Morgan Stanley & Co., Inc. (MARKIT CDX HY 13)	December 20, 2014	5% Quarterly	$28,116,000	$176,903	$1,883,237	$(1,706,334)

Credit Suisse First Boston USA (CDX HY 10)	June 20, 2013	5% Quarterly	10,614,000	(318,907)	1,475,260	(1,794,167)

Credit Suisse First Boston USA (CDX IG HVOL 10)	June 20, 2013	3.5% Quarterly	10,826,628	(211,046)	(390,597)	179,551

The Goldman Sachs Group, Inc. (CDX IG HVOL 10)	June 20, 2013	3.5% Quarterly	38,919,861	(758,673)	325,493	(1,084,166)

Total			$568,392,956	$9,826,756	$34,334,741	$(24,507,985)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[3]

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

[5]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.
*	Security is valued in good faith at fair value by or under the direction of the Board of Directors.

4. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 (formerly, Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2009.

Core

	Asset Derivatives[1]
	Interest Rate Contracts Risk	Credit Contracts Risk	Other Contracts Risk	Total
Options Purchased	$4,925,893	—	—	$4,925,893
Futures Contracts[2]	16,745,070	—	—	16,745,070
Swap Contracts[3]	4,977,686	$102,893,323	—	107,871,009
Total	$26,648,649	$102,893,323	—	$129,541,972

Annual Report to Shareholders

	Liability Derivatives[1]
	Interest Rate Contracts Risk	Credit Contracts Risk	Other Contracts Risk	Total
Written Options	$21,472,212	—	—	$21,472,212
Futures Contracts[2]	18,124,776	—	—	18,124,776
Swap Contracts[3]	10,139,807	$101,858,910	—	111,998,717
Total	$49,736,795	$101,858,910	—	$151,595,705

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation(depreciation) and for liability derivatives is payables/net unrealized appreciation(depreciation).

[2]

Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day's variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

[3]	Values include premiums paid/(received) on swap contracts which are shown separately in the Statement of Assets and liabilities.

Core Plus

	Asset Derivative[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Other Contracts Risk	Total
Options Purchased	$11,458,300	—	—	—	$11,458,300
Futures Contracts[2]	27,266,071	—	—	—	27,266,071
Swap Contracts[3]	7,190,613	—	$95,505,276	—	102,695,889
Forward Foreign Currency Contracts	—	$18,924,774	—	—	18,924,774
Total	$45,914,984	$18,924,774	$95,505,276	—	$160,345,034

	Liability Derivatives[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Other Contracts Risk	Total
Written Options	$51,739,630	—	—	—	$51,739,630
Futures Contracts[2]	34,569,594	—	—	—	34,569,594
Swap Contracts[3]	20,164,730	—	$139,976,143	—	160,140,873
Forward Foreign Currency Contracts	—	$3,167,659	—	—	3,167,659
Total	$106,473,954	$3,167,659	$139,976,143	—	$249,617,756

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day's variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

[3]	Values include premiums paid/(received) on swap contracts which are shown separately in the Statement of Assets and liabilities.

The following tables provide information about the effect of derivatives and hedging activities on each Fund’s Statement of Operations for the year ended December 31, 2009. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from each Fund’s derivatives and hedging activities during the period.

Core

	Amount of Realized Gain or (Loss) on Derivatives Recognized
	Interest Rate Contracts Risk	Credit Contracts Risk	Other Contracts Risk	Total
Written Options	$36,760,869	—	—	$36,760,869
Options Purchased	(7,833,267)	—	—	(7,833,267)
Futures Contracts	(998,297)	—	—	(998,297)
Swap Contracts	20,041,551	$(215,071,242)	—	(195,029,691)
Total	$47,970,856	$(215,071,242)	—	$(167,100,386)

Annual Report to Shareholders

Notes to Financial Statements—Continued

	Change in Unrealized Appreciation/Depreciation on Derivatives Recognized
	Interest Rate Contracts Risk	Credit Contracts Risk	Other Contracts Risk	Total
Written Options	$6,386,958	—	—	$6,386,958
Purchased Options	1,319,790	—	—	1,319,790
Futures Contracts	(58,355,147)	—	—	(58,355,147)
Swap Contracts	54,837,720	$244,876,383	—	299,714,103
Total	$4,189,321	$244,876,383	—	$249,065,704

Core Plus

	Amount of Realized Gain or (Loss) on Derivatives Recognized
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Other Contracts Risk	Total
Written Options	$85,322,429	—	—	—	$85,322,429
Purchased Options	(17,518,936)	—	—	—	(17,518,936)
Futures Contracts	25,847,481	—	—	—	25,847,481
Swap Contracts	17,451,990	—	$(384,722,776)	—	(367,270,786)
Forward Foreign Currency Contracts		$5,746,802			5,746,802
Total	$111,102,964	$5,746,802	$(384,722,776)	—	$(267,873,010)

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Other Contracts Risk	Total
Written Options	$11,676,577	—	—	—	$11,676,577
Purchased Options	2,654,942	—	—	—	2,654,942
Futures Contracts	(179,345,203)	—	—	—	(179,345,203)
Swap Contracts	169,127,112	—	$692,688,464	—	861,815,576
Forward Foreign Currency Contracts	—	$11,569,808	—	—	11,569,808
Total	$4,113,428	$11,569,808	$692,688,464	—	$708,371,700

The Funds had average market values in written options, purchased options, forward foreign currency contracts (to buy), forward foreign currency contracts (to sell), futures contracts (to buy) and futures contracts (to sell), of:

	Written Options	Purchased Options	Forward Foreign Currency Contracts (to Buy)
Core	$26,304,745	$4,170,476	—
Core Plus	58,448,466	9,705,761	$231,281,061

	Forward Foreign Currency Contracts (to Sell)	Futures Contracts (to Buy)	Futures Contracts (to Sell)
Core	—	$2,241,992,807	$375,276,616
Core Plus	$303,088,929	4,887,934,697	468,856,636

Annual Report to Shareholders

The Funds had average notional balances in interest rate swap contracts, credit default swap contracts (to buy protection) and credit default swap contracts (to sell protection), of:

	Interest Rate Swap Contracts	Credit Default Swap Contracts (to buy)	Credit Default Swap Contracts (to Sell)
Core	$860,680,692	$488,578,363	$1,705,867,750
Core Plus	1,866,715,000	745,379,805	3,884,342,938

The Funds have several credit related contingent features that if triggered would allow their derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Fund ands their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Funds’ net assets and or percentage decrease in the Funds’ Net Asset Value or NAV. The contingent features are established within the Funds’ International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

5. Subscription in-Kind

The Fund under certain conditions may accept portfolio securities rather than cash as payment for the purchase of fund shares. The cost basis of contributed securities is equal to the market value of securities on the date of contribution. There are no gains or losses recognized by the Fund and there are no tax consequences on subscription in-kind transactions. During the year ended December 31, 2009, Core Plus accepted $5,961,875 of subscription in-kind.

6. Class Specific Expenses, waivers and/or reimbursements

The Funds have adopted a Rule 12b-1 distribution plan and under that plan the Funds pay a distribution fee with respect to their Financial Intermediary Class shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Distribution fees are accrued and paid monthly.

For the year ended December 31, 2009, class specific expenses were as follows:

Core

	Distribution Fees	Transfer Agent and Shareholder Servicing Expense	Reports to Shareholders
Institutional Class	—	$977,935	$286,086
Institutional Select Class	—	7,466	513
Financial Intermediary Class	$2,800,092	1,004,216	133,596

Total	$2,800,092	$1,989,617	$420,195

Core Plus

	Distribution Fees	Transfer Agent and Shareholder Servicing Expense	Reports to Shareholders
Institutional Class	—	$1,396,153	$261,899
Institutional Select Class	—	27,658	47,790
Financial Intermediary Class	$1,707,060	1,049,266	200,217

Total	$1,707,060	$2,473,077	$509,906

Annual Report to Shareholders

Notes to Financial Statements—Continued

For year ended December 31, 2009, waivers and/or reimbursements by class were as follows:

Core

Fees Waived
Institutional Class	—
Institutional Select Class	—
Financial Intermediary Class	$381,799

Total	$381,799

Core Plus

Fees Waived
Institutional Class	—
Institutional Select Class	$3,982
Financial Intermediary Class	1,102,926

Total	$1,106,908

7. Capital Shares

At December 31, 2009, the Funds had 21.05 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of the Funds were as follows:

	December 31, 2009		December 31, 2008A		March 31, 2008
	Shares	Amount	Shares	Amount	Shares	Amount
Core
Institutional Class
Shares sold	41,315,602	$383,430,599	45,809,011	$462,764,704	145,194,635	$1,603,386,410
Shares issued on reinvestment	11,707,840	113,453,329	19,465,391	189,411,274	24,570,553	270,401,252
Shares repurchased	(130,449,505)	(1,181,617,166)	(271,357,244)	(2,560,566,907)	(119,670,207)	(1,306,567,803)

Net Increase (Decrease)	(77,426,063)	$(684,733,238)	(206,082,842)	$(1,908,390,929)	50,094,981	$567,219,859

Institutional Select Class
Shares sold	5,684,243	$54,085,912	26,523,024	$231,066,783	—	—
Shares issued on reinvestment	1,381,067	13,529,293	506,958	4,593,497	—	—
Shares repurchased	(10,304,729)	(101,242,066)	(546,226)	(4,786,801)	—	—

Net Increase (Decrease)	(3,239,419)	$(33,626,861)	26,483,756	$230,873,479	—	—

Financial Intermediary Class
Shares sold	24,695,986	$236,183,280	32,207,905	$319,217,126	61,374,893	$675,386,074
Shares issued on reinvestment	6,018,661	58,707,825	7,514,997	72,497,732	7,607,185	83,678,848
Shares repurchased	(46,551,286)	(434,617,720)	(65,446,508)	(633,361,948)	(37,942,574)	(415,583,975)

Net Increase (Decrease)	(15,836,639)	$(139,726,615)	(25,723,606)	$(241,647,090)	31,039,504	$343,480,947

Annual Report to Shareholders

	December 31, 2009		December 31, 2008A		March 31, 2008
	Shares	Amount	Shares	Amount	Shares	Amount
Core Plus
Institutional Class
Shares sold	83,122,713	$785,109,184	147,333,326	$1,395,839,016	431,074,565	$4,418,392,877
Shares issued on reinvestment	41,608,644	387,836,215	46,231,902	426,186,161	60,102,475	614,857,736
Shares repurchased	(348,715,515)	(3,185,312,307)	(741,151,845)	(6,662,401,360)	(269,816,777)	(2,748,602,623)

Net Increase (Decrease)	(223,984,158)	$(2,012,366,908)	(547,586,617)	$(4,840,376,183)	221,360,263	$2,284,647,990

Institutional Select Class
Shares sold	63,248,090	$601,541,786	206,086,935	$1,850,661,361	—	—
Shares issued on reinvestment	11,566,955	108,468,213	3,637,450	31,448,482	—	—
Shares repurchased	(73,803,380)	(677,088,372)	(29,527,138)	(256,518,602)	—	—

Net Increase	1,011,665	$32,921,627	180,197,247	$1,625,591,241	—	—

Financial Intermediary Class
Shares sold	27,353,342	$257,187,247	57,558,798	$523,353,929	92,870,337	$950,307,000
Shares issued on reinvestment	4,981,465	46,584,905	5,007,719	46,006,164	5,521,041	56,470,452
Shares repurchased	(54,702,172)	(474,063,985)	(88,631,269)	(811,527,610)	(48,005,422)	(489,249,437)

Net Increase (Decrease)	(22,367,365)	$(170,291,833)	(26,064,752)	$(242,167,517)	50,385,956	$517,528,015

A	For the period April 1, 2008 to December 31, 2008.

8. Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Funds have made the following distributions:

	Core
Record Date Payable Date	Institutional Class	Financial Intermediary Class	Institutional Select Class
Daily 1/29/2010	$0.039249	$0.037337	$0.039881

	Core Plus
Record Date Payable Date	Institutional Class	Financial Intermediary Class	Institutional Select Class
Daily 1/29/2010	$0.039205	$0.037169	$0.039260

The tax character of distributions paid during the fiscal year ended December 31, 2009 were as follows:

Distributions paid from:	Core	Core Plus
Ordinary Income	$195,641,251	$602,184,829

The tax character of distributions paid during the fiscal year ended December 31, 2008 were as follows:

Distributions paid from:	Core	Core Plus
Ordinary Income	$291,170,384	$556,207,181

Annual Report to Shareholders

Notes to Financial Statements—Continued

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

	Core		Core Plus
Undistributed ordinary income—net	$23,486,918		$124,082,280
Capital loss carryforward*	(369,226,813)		(625,371,745)
Other book/tax temporary differences	(8,742,432	)(a)	(40,927,414	)(a)
Unrealized appreciation/(depreciation)	(501,923,611	)(b)	(708,188,716	)(b)

Total accumulated earnings/(losses)—net	$(856,405,938)		$(1,250,405,595)

* As of December 31, 2009, the Funds had the following net capital loss carryforwards remaining:

Year of Expiration	Core	Core Plus
12/31/2015	$(84,734,017)	—
12/31/2016	(33,885,094)	—
12/31/2017	(250,607,702)	$(625,371,745)

	$(369,226,813)	$(625,371,745)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the deferral of post-October capital losses for tax purposes, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and other book/tax basis adjustments on certain securities.

Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Western Asset Funds, Inc. and to the Shareholders of Western Asset Core Bond Portfolio and Western Asset Core Plus Bond Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Western Asset Core Bond Portfolio and Western Asset Core Plus Bond Portfolio (two of the Portfolios comprising Western Asset Funds, Inc., the “Funds”) at December 31, 2009, the results of each of their operations, the changes in each of their net assets, and financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 23, 2010

Annual Report to Shareholders

Board Consideration of the Investment Advisory and Subadvisory Agreements (Unaudited)

The Executive and Contracts Committee of the Board of Directors considered the Investment Management Agreements between the Corporation and LMPFA and the Investment Advisory Agreements between LMPFA and Western Asset Management Company (“Western Asset”) with respect to Core and Core Plus, and solely with respect to Core Plus, the Investment Advisory Agreements between the Corporation and Western Asset Management Limited (“WAML”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd in Japan (“Western Japan,” and together with Western Singapore and WAML the “Non-U.S. Advisers” and together with Western Asset, the “Advisers”) (collectively, the “Agreements”) at meetings held on September 15, October 23 and November 3, 2009. At a meeting held on November 17, 2009, the Executive and Contracts Committee reported to the full Board of Directors their considerations and recommendation with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

The Directors noted that although Western Asset’s business is operated through separate legal entities, such as the Non-U.S. Advisers, its business is highly integrated and senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by the Non-U.S. Advisers. Therefore, in connection with their deliberations noted below, the Directors primarily focused on the information provided by Western Asset when considering the approval of the Investment Advisory Agreements between the Corporation and the Non-U.S. Advisers with respect to Core Plus. The Directors also noted that neither Fund pays any management fees directly to Western Asset and Core Plus does not pay any management fees directly to any of the Non-U.S. Advisers because LMPFA pays the Adviser(s) for services provided to the Fund(s) they advise out of the management fees LMPFA receives from such Funds.

In arriving at their decision to renew the Agreements, the Directors met with representatives of Western Asset, including relevant investment advisory personnel as well as representatives of LMPFA; reviewed a variety of information prepared by LMPFA and Western Asset and materials provided by Lipper Inc. (“Lipper”) and counsel to the Independent Directors; and reviewed performance and expense information for the Funds’ respective peer groups of comparable funds selected and prepared by Lipper and for certain other comparable products available from Western Asset, including separate accounts managed by Western Asset. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings with respect to the Funds’ performance and other relevant matters, and related discussions with Western Asset’s personnel.

As part of their review, the Directors examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Funds, and the Advisers’ ability to provide high quality investment management services to the applicable Funds. The Directors considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Funds; the ability of LMPFA to attract and retain capable personnel; the capability and integrity of LMPFA’s senior management and staff; and the level of skill required to provide such services to the Funds. The Directors considered the investment philosophy and research and decision-making processes of the Advisers; the experience of their key advisory personnel responsible for management of the Funds; the ability of the Advisers to attract and retain capable research and advisory personnel; the capability and integrity of the Advisers’ senior management and staff; and the level of skill required to manage each Fund. In addition, the Directors reviewed the quality of LMPFA’s and the Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Funds and conditions that might affect LMPFA’s or an Adviser’s ability to provide high quality services to the Funds in the future under the Agreements, including its business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that the Advisers’ investment process, research capabilities and philosophy were well suited to the Funds given their respective investment objectives and policies, and that LMPFA and each of the Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Funds, the Directors also reviewed comparisons of the performance of the Funds to the performance of certain comparable funds in their respective peer groups and to their respective investment benchmarks over one-, three-, five- and ten-year periods ended August 31, 2009. In that connection, the Directors noted that the performance of Core Plus exceeded its peer average performance for each period and that the performance of Core exceeded its peer average for the one-, five- and ten-year periods, but was slightly lower than its peer average for the three-year period. With respect to each Fund, the Directors considered the factors involved in its performance relative to the performance of its investment benchmark and peer group.

The Directors also considered the management fees payable by the Funds to LMPFA, the total expenses payable by the Funds and the fact that LMPFA pays to the Advisers the entire management fee it receives from each Fund. They reviewed information

Annual Report to Shareholders

Board Consideration of the Investment Advisory and Subadvisory Agreements (Unaudited)—Continued

concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by the Advisers’ other clients, including separate accounts managed by the Advisers. The Directors observed that the management fees paid by Core and Core Plus to LMPFA were slightly lower and slightly higher than the fees paid by their peer groups, respectively. The Directors also observed that total expenses for each Fund were lower than the average of the funds in its respective peer group. The Directors noted that the management fees paid by the Funds were generally higher than the fees paid by other clients of the Advisers for accounts with similar investment strategies, but that the administrative and operational responsibilities for the Advisers with respect to the Funds were also relatively higher. In light of this difference, the Directors concluded that the difference in the management fees paid by the Funds from those paid by the Advisers’ other clients was reasonable.

The Directors further evaluated the benefits of the advisory relationship to LMPFA and the Advisers, including, among others, the profitability of the relationship to LMPFA and the Advisers; the direct and indirect benefits that LMPFA and each Adviser may receive from its relationship with the Funds, including any “fallout benefits”, such as reputational value derived from serving as investment manager or adviser; and the affiliations between LMPFA, the Advisers and certain service providers for the Funds. In that connection, the Directors concluded that LMPFA and each Adviser’s profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered, in light of the profitability information provided by LMPFA and Western Asset, the extent to which economies of scale would be realized by the Advisers as the assets of the Funds grow. They further concluded that, where a Fund’s assets were currently at a level at which the Advisers potentially may realize economies of scale from any future growth in the Fund, fee breakpoints had been implemented to capture a portion of any economies of scale for the benefit of the Fund’s shareholders.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who is independent of LMPFA and the Advisers within the meaning of Securities and Exchange Commission rules regarding the independence of counsel. The Independent Directors weighed the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of investment advisory services being provided by the Advisers, but would continue to closely monitor the Advisers’ performance; that the fees to be paid to the Advisers and LMPFA under the relevant Agreements were fair and reasonable, given the scope and quality of the services rendered by the Advisers and LMPFA; and that approval of the Agreements was in the best interest of the Corporation and its shareholders.

Annual Report to Shareholders

Directors and Officers

The Directors and officers of the Fund, their age (as of December 31, 2009) and a description of their principal occupations during the past five years are listed below. Except as shown, each Director’s and officer’s principal occupation and business experience for the last five years has been with the employer(s) indicated, although in some cases the Director or officer may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is c/o Western Asset Management Company, 385 East Colorado Blvd., Pasadena, California 91101.

Name and Year of Birth	Position(s) Held With Fund	Term of Office and Length of Time ServedA	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex OverseenB	Other Directorships Held
Independent Directors
Ronald J. Arnault 1943	Director	Served since 1997	Retired.	13	None
Anita L. DeFrantz 1953	Director	Served since 1998	President (1987-present) and Director (1990-present) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); President and Director of Kids in Sports (1994-present); Vice President, International Rowing Federation (1986-present); Member of the International Olympic Committee (1986-present).	13	OBN Holdings, Inc. (film, television and media company)
Avedick B. Poladian 1952	Director	Served since 2007	Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc. (real estate and hospitality firm) (2002-present); Partner, Arthur Andersen, LLP (1974-2002).	13	Occidental Petroleum Corporation
William E. B. Siart 1946	Director and Chairman	Served since 1997	Vice Chairman of The Getty Trust (2005-present); Chairman of Walt Disney Concert Hall, Inc. (1998-2006); Chairman of Excellent Education Development (2000-present).	13	None
Jaynie Miller Studenmund 1954	Director	Served since 2004	Chief Operating Officer of Overture Services, Inc. (online marketing firm) (2001-2004); President and Chief Operating Officer of Paymybills.com (2000-2001).	13	Orbitz Worldwide (global on-line travel company)
Interested Directors
R. Jay GerkenC 1951	Director and President	Served as a Director since 2006 and as President since 2007	Managing Director of Legg Mason & Co., LLC, Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co., LLC or its affiliates (2005-present); President of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) (2006-present); Chairman of Smith Barney Fund Management LLC and Citi Fund Management Inc. (2002-2005); Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (2002-2005).	147	N/A
Ronald L. OlsonD 1941	Director	Served since 2005	Senior Partner of Munger, Tolles & Olson LLP (a law partnership) (1968-present).	13	Edison International, City National Corporation (financial services company), The Washington Post Company, and Berkshire Hathaway, Inc.

Annual Report to Shareholders

Directors and Officers—Continued

Name and Year of Birth	Position(s) Held With Fund	Term of Office and Length of Time ServedA	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex OverseenB	Other Directorships Held
OfficersE
Gavin L. James 1961	Vice President	Served since 2001	Director of Global Client Services and Marketing of Western Asset (1998-present).	N/A	N/A
S. Kenneth Leech 1954	Vice President	Served since 1990	Chief Investment Officer Emeritus of Western Asset (1998-present); Vice President of Western Asset Income Fund (1998-present) and Western Asset Premier Bond Fund (2001-present).	N/A	N/A
Stephen A. Walsh 1959	Vice President	Served since 1994	Chief Investment Officer of Western Asset (2000-present); Vice President of Western Asset Income Fund (1999-present) and Western Asset Premier Bond Fund (2001-present).	N/A	N/A
Susanne D. Wilson 1962 100 International Drive Baltimore, MD 21202	Vice President	Served since 1998	Vice President of Legg Mason & Co., LLC (2005-present); Vice President of Legg Mason Wood Walker, Incorporated (1998-2005).	N/A	N/A
Frances M. Guggino 1957 55 Water Street New York, NY 10041	Principal Financial and Accounting Officer	Served since 2009	Director of Legg Mason & Co. (since 2005); Director at Citigroup Asset Management (“CAM”) (1992 to 2005); Treasurer and/or Controller of certain funds associated with Legg Mason & Co. (since 2005); Treasurer and/or Controller of certain funds associated with CAM (1992 to 2005)	N/A	N/A
Erin K. Morris 1966 100 International Drive Baltimore, MD 21202	Treasurer	Served since 2006	Vice President and Manager, Global Funds Administration, Legg Mason & Co., LLC (2005-present); Assistant Vice President of Legg Mason Wood Walker, Incorporated (2002-2005); Treasurer of Legg Mason Income Trust, Inc., Legg Mason Tax-Free Income Fund, Western Asset Income Fund and Western Asset Premier Bond Fund (2006-present); Assistant Treasurer, Legg Mason Partners Fund complex (2007-present), Western Asset/Claymore Inflation-Linked Securities & Income Fund (2003- present), Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2004-present); Assistant Treasurer, the Corporation, Western Asset Income Fund, Western Asset Premier Bond Fund, Legg Mason Income Trust, Inc. and Legg Mason Tax-Free Income Fund (2001-2006); Manager, Funds Accounting, Legg Mason Wood Walker, Incorporated (2000-2005).	N/A	N/A

Annual Report to Shareholders

Name and Year of Birth	Position(s) Held With Fund	Term of Office and Length of Time ServedA	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex OverseenB	Other Directorships Held
Todd F. Kuehl 1968 100 International Drive Baltimore, MD 21202	Chief Compliance Officer	Served since 2007	Director, Legg Mason & Co., LLC (2006-present); Chief Compliance Officer of Legg Mason Private Portfolio Group (2009-present); Chief Compliance Officer of Western Asset/Claymore Inflation-Linked Securities & Income Fund, Western Asset/Claymore Inflation-Linked Opportunities & Income Fund, Western Asset Income Fund, Western Asset Premier Bond Fund and Western Asset Funds, Inc. (2007-present) and Barrett Growth Fund and Barrett Opportunity Fund (2006-2008); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002-2006).	N/A	N/A
Robert I. Frenkel 1954 100 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Served since 2009	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (2005- present); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (2003-present); formerly, Managing Director and General Counsel of Global Mutual Funds for CAM (2000 to 2005); formerly, Secretary of CFM (2001 to 2004).	N/A	N/A
A

Each Officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified. Each of the Directors of the Corporation holds office until his or her successor shall have been duly elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removed from office and applicable law and the rules of the New York Stock Exchange.

B

In addition to overseeing the nine portfolios of the Fund each Director also serves as a Trustee of Western Asset Premier Bond Fund and as a Director of Western Asset Income Fund (closed-end investment companies), which are considered part of the same Fund Complex as the Corporation. In addition, Mr. Gerken serves as Director/Trustee to 147 other portfolios associated with Legg Mason & Co., LLC or its affiliates. Legg Mason & Co., LLC is an affiliate of Western Asset Management Co. (“WAM”).

C

Mr. Gerken is an “Interested person” (as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of each Fund because of his positions with subsidiaries of, and ownership of shares of common stock of, Legg Mason, Inc., the parent company of WAM.

D	Mr. Olson is an “Interested person” (as defined above) of each Fund because his law firm has provided legal services to WAM.
E	Each officer of the Corporation is an “Interested person” (as defined above) of the Corporation.

ADDITIONAL INFORMATION ABOUT THE CORPORATION’S

DIRECTORS AND OFFICERS IS CONTAINED IN THE STATEMENT OF

ADDITIONAL INFORMATION, AVAILABLE WITHOUT CHARGE UPON

REQUEST BY CALLING FUNDS INVESTOR SERVICES AT 1-800-822-5544 OR

INSTITUTIONAL SHAREHOLDER SERVICES AT 1-888-425-6432 OR ON THE

SECURITIES AND EXCHANGE COMMISSION WEBSITE (http://www.sec.gov).

Annual Report to Shareholders

Important Tax Information (Unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2009:

	Core
Record Date:	Daily	Daily	Daily
Payable Date:	January 30, 2009	February 27, 2009	March 2009– December 2009

Ordinary Income:
Qualified Dividend Income for Individuals	0.08%	0.07%	0.03%

Dividends Qualifying for the Dividends
Received Deduction for Corporations	0.08%	0.07%	0.02%

Interest from Federal Obligations	3.19%	3.19%	3.19%

	Core Plus
Record Date:	Daily	Daily	Daily	June 10, 2009
Payable Date:	January 30, 2009	February 27, 2009	March 2009– December 2009	June 11, 2009

Ordinary Income:
Qualified Dividend Income for Individuals	0.80%	0.66%	0.41%	0.80%

Dividends Qualifying for the Dividends
Received Deduction for Corporations	0.80%	0.66%	0.41%	0.80%

Interest from Federal Obligations	3.11%	3.11%	3.11%	3.11%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

Western Asset Funds, Inc.

The Board of Directors

William E. B. Siart, Chairman

Ronald J. Arnault

Anita L. DeFrantz

R. Jay Gerken

Ronald L. Olson

Avedick B. Poladian

Jaynie Miller Studenmund

Officers

R. Jay Gerken, President

Gavin L. James, Vice President

S. Kenneth Leech, Vice President

Stephen A. Walsh, Vice President

Frances M. Guggino, Principal Financial and Accounting Officer

Erin K. Morris, Treasurer

Todd F. Kuehl, Chief Compliance Officer

Robert I. Frenkel, Secretary and Chief Legal Officer

Investment Manager

Legg Mason Partners Fund Advisor, LLC

55 Water Street

New York, NY 10041

Investment Advisers

Western Asset Management Company

385 East Colorado Boulevard

Pasadena, California 91101

Western Asset Management Company Limited

10 Exchange Square

London, England EC2A2EN

Western Asset Management Company Ltd

36F Shin-Marunouchi Building

5-1 Marunouchi 1-Chronu Chiyoda

Tokyo 100-6536

Western Asset Management Company Pte. Ltd.

1 George Street #23-01

Singapore 049145

Transfer and Shareholder Servicing Agent

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, Massachusetts 02111

Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, New York 10036

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

100 East Pratt Street

Baltimore, Maryland 21201

Information about the policies and procedures that each Fund uses to determine how to vote proxies relating to each Fund’s portfolio securities is contained in the Statement of Additional Information, available upon request without charge by calling 1-888-425-6432 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or without charge through www.westernassetfunds.com.

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov) and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Quarterly portfolio holdings are also available upon request by calling 1-888-425-6432 or at www.lminstitutionalfunds.com/fund_information/fund_literature/gbl_literature/proxy_report.asp.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

Western Asset Management Company

Legg Mason Investor Services, LLC, Distributor

Legg Mason, Inc. Subsidiaries

WAF-A(2/10) SR10-1032	WASX011415

Item 2.	Code of Ethics.

(a)	Western Asset Funds, Inc. (the “Registrant”) has adopted a Code of Ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s Principal Executive, Financial and Accounting Officers a copy of which is attached as an exhibit to this Form N-CSR.

(b) Omitted.

(c) Not applicable.

(d) Not applicable.

(e) Not applicable.

(f) Omitted.

Item 3.	Audit Committee Financial Expert.

The Audit Committee of the Registrant’s Board of Directors is comprised solely of Directors who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002 (the “Regulations”)). In addition, the Board of Directors of the Registrant has determined that Mr. Ronald J. Arnault qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of his pertinent experience, knowledge and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit Committee and the Board of Directors in absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

Fiscal Year Ended December 31, 2008 - $360,150

Fiscal Year Ended December 31, 2009 - $396,200

(b) Audit-Related Fees

Fiscal Year Ended December 31, 2008 - $39,500

Fiscal Year Ended December 31, 2009 - $48,500

Services include interim audit security pricing.

PricewaterhouseCoopers LLP billed fees in the amount of $230,000 and $230,000 for non-audit services that required pre-approval by the Audit Committee pursuant to paragraph

(C)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s fiscal years ended December 31, 2008 and December 31, 2009, repectively.

PricewaterhouseCoopers LLP conducted a SAS 70 audit to review and test operating effectiveness of controls placed in operation for Western Asset Management Company and reviewed the Australian Superannuation Circular.

(c)	Tax Fees

Fiscal Year Ended December 31, 2008 - $47,500

Fiscal Year Ended December 31, 2009 - $47,500

Services include preparation of federal and state income tax returns and preparation of excise tax returns.

PricewaterhouseCoopers LLP did not bill fees for tax services that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(d)	All Other Fees

There were no fees billed to the Registrant during each of the last two fiscal years by PricewaterhouseCoopers LLP that were not disclosed in Items 4(a), (b) or (c) above.

PricewaterhouseCoopers LLP did not bill fees for services not included in Items 4(a), (b) or (c) above that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(e)	(1)	The Audit Committee has determined that all work performed for the Registrant by PricewaterhouseCoopers LLP will be pre-approved by the full Audit Committee and, therefore, has not adopted pre-approval procedures.

	(2)	None

PricewaterhouseCoopers LLP did not bill fees for services where pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was waived pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(f)	Not applicable

(g)	Non-Audit Fees

Fiscal Year Ended December 31, 2008 - $1,371,045

Fiscal Year Ended December 31, 2009 - $1,785,000

(h)	The Audit Committee of the Registrant has considered whether the non-audit services that were rendered by the Registrant’s principal accountant to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser and that were not pre-approved by the Audit Committee are compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments

The schedule of investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item 10.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods in the SEC’s rules and forms and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	File the exhibits listed below as part of this Form.

(1) Code of Ethics subject to disclosure required by Item 2 – filed as an exhibit hereto.

(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 – filed as an exhibit hereto.

(3) Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 – filed as an exhibit hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
President
Western Asset Funds, Inc.

Date:	March 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
President
Western Asset Funds, Inc.

Date:	March 2, 2010

By:	/s/ Frances M. Guggino
Frances M. Guggino
Principal Financial and Accounting Officer
Western Asset Funds, Inc.

Date:	March 2, 2010